UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21667

Fidelity Central Investment Portfolios LLC
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2013

Item 1. Reports to Stockholders

Fidelity® Equity Sector
Central Funds

Consumer Discretionary Central Fund

Consumer Staples Central Fund

Energy Central Fund

Financials Central Fund

Health Care Central Fund

Industrials Central Fund

Information Technology Central Fund

Materials Central Fund

Telecom Services Central Fund

Utilities Central Fund

Annual Report

September 30, 2013

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

ESCIP-ANN-1113
1.831584.107

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period* April 1, 2013 to September 30, 2013
Consumer Discretionary	.0028%
Actual		$ 1,000.00	$ 1,163.40	$ .02
HypotheticalA		$ 1,000.00	$ 1,025.05	$ .01
Consumer Staples	.0061%
Actual		$ 1,000.00	$ 1,024.50	$ .03
HypotheticalA		$ 1,000.00	$ 1,025.04	$ .03
Energy	.0026%
Actual		$ 1,000.00	$ 1,089.30	$ .01
HypotheticalA		$ 1,000.00	$ 1,025.06	$ .01
Financials	.0086%
Actual		$ 1,000.00	$ 1,121.90	$ .05
HypotheticalA		$ 1,000.00	$ 1,025.03	$ .04
Health Care	.0059%
Actual		$ 1,000.00	$ 1,213.60	$ .03
HypotheticalA		$ 1,000.00	$ 1,025.04	$ .03
Industrials	.0024%
Actual		$ 1,000.00	$ 1,115.70	$ .01
HypotheticalA		$ 1,000.00	$ 1,025.06	$ .01
Information Technology	.0088%
Actual		$ 1,000.00	$ 1,153.30	$ .05
HypotheticalA		$ 1,000.00	$ 1,025.02	$ .04
Materials	.0036%
Actual		$ 1,000.00	$ 1,067.50	$ .02
HypotheticalA		$ 1,000.00	$ 1,025.05	$ .02
Telecom Services	.0059%
Actual		$ 1,000.00	$ 1,089.40	$ .03
HypotheticalA		$ 1,000.00	$ 1,025.04	$ .03
Utilities	.0029%
Actual		$ 1,000.00	$ 1,005.90	$ .01
HypotheticalA		$ 1,000.00	$ 1,025.05	$ .01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Money Market Central Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

Annual Report

Fidelity® Consumer Discretionary Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity® Consumer Discretionary Central Fund	31.56%	17.79%	11.31%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Consumer Discretionary Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from Gordon Scott, Portfolio Manager of Fidelity® Consumer Discretionary Central Fund: For the year, the fund returned 31.56%, trailing the 34.01% gain of the MSCI® U.S. IMI Consumer Discretionary 25-50 Index, but outpacing the broad-based S&P 500®. Versus the broader market, consumer discretionary stocks were buoyed by improving economic fundamentals in the U.S. and a recovery in the housing and automobile industries. Relative to the MSCI sector index, it hurt to limit the fund's exposure to automobile manufacturers, most notably avoiding index name Ford Motor. Ford outperformed, but I chose to focus on auto-parts suppliers, mainly firms whose safety and fuel-economy technologies were in demand from the major automakers. For example, my decision to overweight supplier LKQ boosted relative performance. Results were weak among apparel retailers, which struggled as consumers shifted to more capital-intensive purchases. Teen fashion retailer American Eagle Outfitters was our largest relative detractor, but I continued to believe in its long-term growth potential, especially in emerging markets. On the plus side, I've generally underweighted fast-food giant McDonald's since I began managing the fund, and sold it this period because I felt the stock's valuation had become stretched relative to its future growth opportunity. This move helped, as shares declined in the second half.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Consumer Discretionary Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	5.1	5.7
Twenty-First Century Fox, Inc. Class A	4.9	5.1
Lowe's Companies, Inc.	3.7	4.3
Time Warner, Inc.	3.7	4.1
Dollar General Corp.	3.1	2.5
TJX Companies, Inc.	2.9	2.4
Yum! Brands, Inc.	2.7	3.3
Delphi Automotive PLC	2.6	0.7
NIKE, Inc. Class B	2.6	2.8
Dollar Tree, Inc.	2.5	2.0
	33.8
Top Industries (% of fund's net assets)
As of September 30, 2013
Specialty Retail 31.1%
Media 26.0%
Textiles, Apparel & Luxury Goods 10.9%
Hotels, Restaurants & Leisure 9.1%
Multiline Retail 5.6%
All Others* 17.3%

As of March 31, 2013
Specialty Retail 33.3%
Media 27.5%
Hotels, Restaurants & Leisure 11.1%
Textiles, Apparel & Luxury Goods 9.8%
Internet & Catalog Retail 4.8%
All Others* 13.5%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Consumer Discretionary Central Fund

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
AUTO COMPONENTS - 4.0%
Auto Parts & Equipment - 4.0%
Delphi Automotive PLC	608,007	$ 35,519,769
Tenneco, Inc. (a)	109,392	5,524,296
TRW Automotive Holdings Corp. (a)	184,494	13,156,267
		54,200,332
COMMERCIAL SERVICES & SUPPLIES - 1.2%
Diversified Support Services - 1.2%
KAR Auction Services, Inc.	561,690	15,845,275
DISTRIBUTORS - 1.4%
Distributors - 1.4%
LKQ Corp. (a)	596,301	18,998,150
HOTELS, RESTAURANTS & LEISURE - 9.1%
Hotels, Resorts & Cruise Lines - 1.5%
Wyndham Worldwide Corp.	315,418	19,231,035
Restaurants - 7.6%
Bloomin' Brands, Inc. (a)	970,153	22,905,312
Buffalo Wild Wings, Inc. (a)	20,610	2,292,244
Panera Bread Co. Class A (a)	57,923	9,182,533
Starbucks Corp.	251,785	19,379,891
Texas Roadhouse, Inc. Class A	443,573	11,657,098
Yum! Brands, Inc.	515,392	36,793,835
		102,210,913
TOTAL HOTELS, RESTAURANTS & LEISURE		121,441,948
HOUSEHOLD DURABLES - 1.0%
Housewares & Specialties - 1.0%
Jarden Corp. (a)	279,673	13,536,173
INTERNET & CATALOG RETAIL - 5.6%
Internet Retail - 5.6%
Expedia, Inc.	249,300	12,911,247
Liberty Media Corp. Interactive Series A (a)	1,229,704	28,861,153
priceline.com, Inc. (a)	32,391	32,745,681
		74,518,081
INTERNET SOFTWARE & SERVICES - 0.8%
Internet Software & Services - 0.8%
eBay, Inc. (a)	195,286	10,895,006
Common Stocks - continued
	Shares	Value
LEISURE EQUIPMENT & PRODUCTS - 1.4%
Leisure Products - 1.4%
Brunswick Corp.	475,703	$ 18,985,307
MEDIA - 26.0%
Broadcasting - 4.1%
Discovery Communications, Inc. Class A (a)	229,800	19,399,716
Liberty Media Corp. Class A (a)	154,828	22,782,940
Sinclair Broadcast Group, Inc. Class A	402,865	13,504,035
		55,686,691
Cable & Satellite - 8.2%
AMC Networks, Inc. Class A (a)	134,444	9,206,725
Comcast Corp. Class A	489,673	22,108,736
DIRECTV (a)	438,540	26,202,765
DISH Network Corp. Class A	142,100	6,395,921
Liberty Global PLC Class A (a)	394,059	31,268,582
Time Warner Cable, Inc.	129,211	14,419,948
		109,602,677
Movies & Entertainment - 13.7%
The Walt Disney Co.	1,052,263	67,860,442
Time Warner, Inc.	749,316	49,312,486
Twenty-First Century Fox, Inc. Class A	1,977,489	66,245,882
		183,418,810
TOTAL MEDIA		348,708,178
MULTILINE RETAIL - 5.6%
General Merchandise Stores - 5.6%
Dollar General Corp. (a)	726,986	41,045,630
Dollar Tree, Inc. (a)	598,963	34,236,725
		75,282,355
PROFESSIONAL SERVICES - 1.0%
Research & Consulting Services - 1.0%
Nielsen Holdings B.V.	376,441	13,721,274
SPECIALTY RETAIL - 31.1%
Apparel Retail - 11.1%
Abercrombie & Fitch Co. Class A (d)	322,630	11,411,423
American Eagle Outfitters, Inc.	1,077,153	15,069,370
DSW, Inc. Class A	81,220	6,929,690
Foot Locker, Inc.	730,011	24,776,573
L Brands, Inc.	458,801	28,032,741
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - CONTINUED
Apparel Retail - continued
Ross Stores, Inc.	334,052	$ 24,318,986
TJX Companies, Inc.	681,610	38,435,988
		148,974,771
Automotive Retail - 3.0%
AutoZone, Inc. (a)	38,510	16,279,332
O'Reilly Automotive, Inc. (a)	188,400	24,037,956
		40,317,288
Home Improvement Retail - 3.7%
Lowe's Companies, Inc.	1,043,255	49,669,371
Homefurnishing Retail - 2.5%
Bed Bath & Beyond, Inc. (a)	219,542	16,983,769
Williams-Sonoma, Inc.	294,344	16,542,133
		33,525,902
Specialty Stores - 10.8%
Cabela's, Inc. Class A (a)	243,055	15,319,757
Dick's Sporting Goods, Inc.	611,282	32,630,233
PetSmart, Inc.	374,561	28,564,022
Sally Beauty Holdings, Inc. (a)	939,305	24,572,219
Tractor Supply Co.	242,732	16,304,308
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	108,571	12,969,892
Vitamin Shoppe, Inc. (a)	305,067	13,346,681
		143,707,112
TOTAL SPECIALTY RETAIL		416,194,444
TEXTILES, APPAREL & LUXURY GOODS - 10.9%
Apparel, Accessories & Luxury Goods - 5.8%
PVH Corp.	171,800	20,390,942
Ralph Lauren Corp.	90,614	14,926,844
Swatch Group AG (Bearer) (Reg.)	155,126	17,496,381
VF Corp.	126,904	25,260,241
		78,074,408
Footwear - 5.1%
NIKE, Inc. Class B	473,879	34,422,571
Common Stocks - continued
	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS - CONTINUED
Footwear - continued
Steven Madden Ltd. (a)	177,617	$ 9,561,123
Wolverine World Wide, Inc.	406,077	23,645,864
		67,629,558
TOTAL TEXTILES, APPAREL & LUXURY GOODS		145,703,966
TOTAL COMMON STOCKS (Cost $1,052,855,510)		1,328,030,489
Money Market Funds - 1.0%

Fidelity Cash Central Fund, 0.10% (b)	12,320,042	12,320,042
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	1,381,800	1,381,800
TOTAL MONEY MARKET FUNDS (Cost $13,701,842)		13,701,842
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $1,066,557,352)		1,341,732,331
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(1,046,459)
NET ASSETS - 100%		$ 1,340,685,872
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,149
Fidelity Securities Lending Cash Central Fund	84,795
Total	$ 99,944
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Discretionary Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $1,329,912) - See accompanying schedule: Unaffiliated issuers (cost $1,052,855,510)	$ 1,328,030,489
Fidelity Central Funds (cost $13,701,842)	13,701,842
Total Investments (cost $1,066,557,352)		$ 1,341,732,331
Receivable for investments sold		12,136,531
Receivable for fund shares sold		138,508
Dividends receivable		778,587
Distributions receivable from Fidelity Central Funds		7,690
Total assets		1,354,793,647

Liabilities
Payable for investments purchased	$ 9,667,588
Payable for fund shares redeemed	3,050,092
Other payables and accrued expenses	8,295
Collateral on securities loaned, at value	1,381,800
Total liabilities		14,107,775

Net Assets		$ 1,340,685,872
Net Assets consist of:
Paid in capital		$ 1,065,511,496
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		275,174,376
Net Assets, for 6,831,290 shares outstanding		$ 1,340,685,872
Net Asset Value, offering price and redemption price per share ($1,340,685,872 ÷ 6,831,290 shares)		$ 196.26

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 13,143,474
Interest		121
Income from Fidelity Central Funds		99,944
Total income		13,243,539

Expenses
Custodian fees and expenses	$ 25,186
Independent directors' compensation	6,649
Interest	362
Total expenses before reductions	32,197
Expense reductions	(6,649)	25,548
Net investment income (loss)		13,217,991
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	148,385,691
Foreign currency transactions	13,234
Total net realized gain (loss)		148,398,925
Change in net unrealized appreciation (depreciation) on: Investment securities	154,213,610
Assets and liabilities in foreign currencies	769
Total change in net unrealized appreciation (depreciation)		154,214,379
Net gain (loss)		302,613,304
Net increase (decrease) in net assets resulting from operations		$ 315,831,295

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Discretionary Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,217,991	$ 10,793,918
Net realized gain (loss)	148,398,925	82,136,428
Change in net unrealized appreciation (depreciation)	154,214,379	130,525,433
Net increase (decrease) in net assets resulting from operations	315,831,295	223,455,779
Distributions to partners from net investment income	(12,855,335)	(10,509,822)
Affiliated share transactions Proceeds from sales of shares	203,639,695	183,740,888
Reinvestment of distributions	12,855,045	10,509,551
Cost of shares redeemed	(92,921,968)	(99,370,155)
Net increase (decrease) in net assets resulting from share transactions	123,572,772	94,880,284
Total increase (decrease) in net assets	426,548,732	307,826,241

Net Assets
Beginning of period	914,137,140	606,310,899
End of period	$ 1,340,685,872	$ 914,137,140
Other Affiliated Information Shares
Sold	1,240,547	1,400,302
Issued in reinvestment of distributions	75,950	75,424
Redeemed	(543,040)	(723,887)
Net increase (decrease)	773,457	751,839

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 150.90	$ 114.27	$ 113.46	$ 92.13	$ 92.45
Income from Investment Operations
Net investment income (loss) B	2.00	1.84	1.65	1.25	1.29
Net realized and unrealized gain (loss)	45.30	36.60	.74	21.31	(.32)
Total from investment operations	47.30	38.44	2.39	22.56	.97
Distributions to partners from net investment income	(1.94)	(1.81)	(1.58)	(1.23)	(1.29)
Net asset value, end of period	$ 196.26	$ 150.90	$ 114.27	$ 113.46	$ 92.13
Total Return A	31.56%	33.79%	1.96%	24.64%	1.38%
Ratios to Average Net Assets C, F
Expenses before reductions	-% E	-% E	.01%	.01%	-% E
Expenses net of fee waivers, if any	-% E	-% E	.01%	.01%	-% E
Expenses net of all reductions	-% E	-% E	.01%	.01%	-% E
Net investment income (loss)	1.17%	1.32%	1.29%	1.21%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,340,686	$ 914,137	$ 606,311	$ 605,022	$ 517,450
Portfolio turnover rate D	122% G	191%	179%	143% G	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Staples Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity Consumer Staples Central Fund	15.58%	12.53%	11.40%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Consumer Staples Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from Robert Lee, Portfolio Manager of Fidelity® Consumer Staples Central Fund: For the year, the fund gained 15.58%, trailing the MSCI® U.S. IMI Consumer Staples 25-50 Index, which rose 16.58%, and the broad-based S&P 500®. Early in the period, income-oriented investors flocked to the high dividends paid by many consumer staples companies, but shifted out of the sector later amid worries about the potential for rising interest rates. Many companies in the sector do business globally and, as a result, generate income in different currencies. General U.S. dollar weakness during the year had a positive impact on the dollar value of those earnings. Versus the MSCI sector index, it hurt the fund to hold several Europe-based names during a period when U.S. stocks performed better, including our largest relative detractor, a non-index stake in British American Tobacco. An overweighting, on average, in soft drink giant Coca-Cola also hurt, as the stock lagged the index. Conversely, I underweighted cigarette maker Philip Morris International, which helped, as product sales in Europe slowed. An overweighting in Kroger, a U.S. grocery store retailer, benefited the fund because investors gravitated toward firms catering to the middle-class consumer. With that sentiment in mind, it helped to underweight lagging Wal-Mart Stores, whose customers skew toward a lower-income demographic. Despite reducing our cash stake by period end, our position also hurt overall.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Consumer Staples Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
British American Tobacco PLC sponsored ADR	14.5	14.0
The Coca-Cola Co.	12.2	11.8
Procter & Gamble Co.	11.3	12.5
CVS Caremark Corp.	8.2	7.8
Altria Group, Inc.	4.9	5.0
Kroger Co.	4.8	2.8
Wal-Mart Stores, Inc.	3.3	3.1
Pernod Ricard SA	2.7	1.9
Bunge Ltd.	2.4	2.1
Diageo PLC sponsored ADR	2.4	2.5
	66.7
Top Industries (% of fund's net assets)
As of September 30, 2013
Beverages 27.2%
Tobacco 23.8%
Food & Staples Retailing 18.6%
Household Products 13.7%
Food Products 11.7%
All Others* 5.0%

As of March 31, 2013
Beverages 25.2%
Tobacco 23.2%
Food & Staples Retailing 16.3%
Household Products 15.0%
Food Products 10.9%
All Others* 9.4%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Consumer Staples Central Fund

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
BEVERAGES - 27.2%
Brewers - 4.0%
Anheuser-Busch InBev SA NV	161,053	$ 15,976,090
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	123,415	4,732,965
SABMiller PLC	403,916	20,555,334
		41,264,389
Distillers & Vintners - 7.2%
Diageo PLC sponsored ADR	190,909	24,260,716
Pernod Ricard SA	220,236	27,348,488
Remy Cointreau SA (d)	175,261	18,676,512
Treasury Wine Estates Ltd.	632,803	2,609,311
		72,895,027
Soft Drinks - 16.0%
Coca-Cola Bottling Co. CONSOLIDATED	38,701	2,423,457
Coca-Cola FEMSA S.A.B. de CV sponsored ADR (d)	15,780	1,987,964
Coca-Cola Icecek A/S	159,435	4,064,703
Embotelladora Andina SA:
ADR	89,814	2,257,924
sponsored ADR	89,358	2,936,304
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	32,913	3,195,523
PepsiCo, Inc.	274,018	21,784,431
The Coca-Cola Co.	3,267,447	123,770,892
		162,421,198
TOTAL BEVERAGES		276,580,614
FOOD & STAPLES RETAILING - 18.6%
Drug Retail - 9.7%
CVS Caremark Corp.	1,467,897	83,303,155
Drogasil SA	328,000	2,712,737
Walgreen Co.	236,636	12,731,017
		98,746,909
Food Distributors - 0.1%
Chefs' Warehouse Holdings (a)	37,089	856,756
Food Retail - 5.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	42,600	2,655,960
Kroger Co.	1,206,656	48,676,503
		51,332,463
Common Stocks - continued
	Shares	Value
FOOD & STAPLES RETAILING - CONTINUED
Hypermarkets & Super Centers - 3.7%
Costco Wholesale Corp.	31,600	$ 3,637,792
Wal-Mart Stores, Inc.	460,824	34,082,543
		37,720,335
TOTAL FOOD & STAPLES RETAILING		188,656,463
FOOD PRODUCTS - 11.7%
Agricultural Products - 3.9%
Archer Daniels Midland Co.	319,583	11,773,438
Bunge Ltd.	325,534	24,711,286
First Resources Ltd.	668,000	1,017,002
SLC Agricola SA	252,300	2,502,168
		40,003,894
Packaged Foods & Meats - 7.8%
Annie's, Inc. (a)(d)	29,419	1,444,473
Danone SA	14,400	1,083,925
Green Mountain Coffee Roasters, Inc. (a)	124,599	9,386,043
Hain Celestial Group, Inc. (a)	27,771	2,141,700
Kellogg Co.	143,093	8,403,852
Lindt & Spruengli AG	66	3,138,166
Marfrig Frigor E Com de Alabama SA (a)	870,800	2,377,088
Mead Johnson Nutrition Co. Class A	241,610	17,941,959
Nestle SA	171,282	11,944,200
Orion Corp.	1,005	891,333
Ulker Biskuvi Sanayi A/S	382,475	2,612,883
Unilever NV (NY Reg.)	442,578	16,694,042
Want Want China Holdings Ltd.	626,000	950,796
		79,010,460
TOTAL FOOD PRODUCTS		119,014,354
HOUSEHOLD DURABLES - 0.2%
Housewares & Specialties - 0.2%
Tupperware Brands Corp.	30,300	2,617,011
HOUSEHOLD PRODUCTS - 13.7%
Household Products - 13.7%
Colgate-Palmolive Co.	374,905	22,231,867
Common Stocks - continued
	Shares	Value
HOUSEHOLD PRODUCTS - CONTINUED
Household Products - continued
Procter & Gamble Co.	1,515,755	$ 114,575,920
Svenska Cellulosa AB (SCA) (B Shares)	89,900	2,266,140
		139,073,927
PERSONAL PRODUCTS - 2.3%
Personal Products - 2.3%
Hengan International Group Co. Ltd.	219,500	2,566,904
Herbalife Ltd.	31,276	2,182,127
L'Oreal SA	56,300	9,669,204
Nu Skin Enterprises, Inc. Class A	92,492	8,855,184
		23,273,419
PHARMACEUTICALS - 0.4%
Pharmaceuticals - 0.4%
Johnson & Johnson	17,771	1,540,568
Perrigo Co.	20,634	2,545,823
		4,086,391
TOBACCO - 23.8%
Tobacco - 23.8%
Altria Group, Inc.	1,447,904	49,735,502
British American Tobacco PLC sponsored ADR	1,403,981	147,628,602
Imperial Tobacco Group PLC	93,998	3,480,205
ITC Ltd.	656,757	3,571,818
Japan Tobacco, Inc.	69,800	2,516,274
Lorillard, Inc.	168,403	7,541,086
Philip Morris International, Inc.	261,156	22,613,498
Souza Cruz SA	419,200	5,002,861
		242,089,846
TOTAL COMMON STOCKS (Cost $709,469,824)		995,392,025
Money Market Funds - 4.0%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	19,973,453	$ 19,973,453
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	20,711,319	20,711,319
TOTAL MONEY MARKET FUNDS (Cost $40,684,772)		40,684,772
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $750,154,596)		1,036,076,797
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(19,542,678)
NET ASSETS - 100%		$ 1,016,534,119
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 44,243
Fidelity Securities Lending Cash Central Fund	145,462
Total	$ 189,705
Other Information

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 995,392,025	$ 964,955,461	$ 30,436,564	$ -
Money Market Funds	40,684,772	40,684,772	-	-
Total Investments in Securities:	$ 1,036,076,797	$ 1,005,640,233	$ 30,436,564	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 12,970,900
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	62.5%
United Kingdom	19.2%
France	5.5%
Bermuda	2.4%
Netherlands	1.7%
Brazil	1.6%
Belgium	1.6%
Switzerland	1.5%
Others (Individually Less Than 1%)	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Staples Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $19,657,731) - See accompanying schedule: Unaffiliated issuers (cost $709,469,824)	$ 995,392,025
Fidelity Central Funds (cost $40,684,772)	40,684,772
Total Investments (cost $750,154,596)		$ 1,036,076,797
Receivable for investments sold		4,911,031
Receivable for fund shares sold		105,730
Dividends receivable		5,248,033
Distributions receivable from Fidelity Central Funds		16,152
Total assets		1,046,357,743

Liabilities
Payable for investments purchased	$ 9,029,783
Other payables and accrued expenses	82,522
Collateral on securities loaned, at value	20,711,319
Total liabilities		29,823,624

Net Assets		$ 1,016,534,119
Net Assets consist of:
Paid in capital		$ 730,663,506
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		285,870,613
Net Assets, for 5,605,908 shares outstanding		$ 1,016,534,119
Net Asset Value, offering price and redemption price per share ($1,016,534,119 ÷ 5,605,908 shares)		$ 181.33

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 26,533,238
Income from Fidelity Central Funds		189,705
Total income		26,722,943

Expenses
Custodian fees and expenses	$ 54,392
Independent directors' compensation	5,904
Interest	119
Total expenses before reductions	60,415
Expense reductions	(5,970)	54,445
Net investment income (loss)		26,668,498
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $3,229)	64,186,786
Foreign currency transactions	(19,734)
Total net realized gain (loss)		64,167,052
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $66,721)	48,376,068
Assets and liabilities in foreign currencies	5,142
Total change in net unrealized appreciation (depreciation)		48,381,210
Net gain (loss)		112,548,262
Net increase (decrease) in net assets resulting from operations		$ 139,216,760

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Staples Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,668,498	$ 23,587,852
Net realized gain (loss)	64,167,052	16,572,748
Change in net unrealized appreciation (depreciation)	48,381,210	143,769,241
Net increase (decrease) in net assets resulting from operations	139,216,760	183,929,841
Distributions to partners from net investment income	(25,851,176)	(23,266,390)
Affiliated share transactions Proceeds from sales of shares	140,033,645	186,168,916
Reinvestment of distributions	25,850,678	23,265,932
Cost of shares redeemed	(142,921,017)	(137,435,394)
Net increase (decrease) in net assets resulting from share transactions	22,963,306	71,999,454
Total increase (decrease) in net assets	136,328,890	232,662,905

Net Assets
Beginning of period	880,205,229	647,542,324
End of period	$ 1,016,534,119	$ 880,205,229
Other Affiliated Information Shares
Sold	821,940	1,308,144
Issued in reinvestment of distributions	146,600	154,605
Redeemed	(828,034)	(918,473)
Net increase (decrease)	140,506	544,276

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 161.05	$ 131.58	$ 125.53	$ 114.15	$ 114.98
Income from Investment Operations
Net investment income (loss) B	4.77	4.33	3.86	3.08	2.72
Net realized and unrealized gain (loss)	20.13	29.39	6.04	11.26	(.86)
Total from investment operations	24.90	33.72	9.90	14.34	1.86
Distributions to partners from net investment income	(4.62)	(4.25)	(3.85)	(2.96)	(2.69)
Net asset value, end of period	$ 181.33	$ 161.05	$ 131.58	$ 125.53	$ 114.15
Total Return A	15.58%	25.90%	7.83%	12.73%	2.03%
Ratios to Average Net Assets C, F
Expenses before reductions	.01%	.01%	.01%	.01%	.02%
Expenses net of fee waivers, if any	.01%	-% E	.01%	.01%	.01%
Expenses net of all reductions	.01%	-% E	.01%	.01%	.01%
Net investment income (loss)	2.72%	2.91%	2.86%	2.59%	2.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,016,534	$ 880,205	$ 647,542	$ 622,888	$ 520,351
Portfolio turnover rate D	34% G	27%	51%	61% G	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Energy Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity Energy Central Fund	18.97%	7.14%	6.68%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Energy Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from John Dowd, Portfolio Manager of Fidelity® Energy Central Fund: For the year, the fund returned 18.97%, ahead of the 13.82% gain of the MSCI® U.S. IMI Energy 25-50 Index, but trailing the broad-based S&P 500®. Despite posting a double-digit gain for the period, energy stocks underperformed the broader market, held back by lower production and higher costs among integrated oil and gas firms. Versus the MSCI benchmark, the fund benefited the most from a sizable underweighting in integrated oil/gas behemoth Exxon Mobil. The company's stock fell sharply on weak second-quarter earnings and lower exposure to the U.S. shale basins than some of its smaller competitors. Strong stock picking in oil/gas exploration and production helped, including overweightings in Pioneer Natural Resources and Cabot Oil & Gas, two firms I believe are well-positioned to profit from the boom in North American shale production. Conversely, the fund was hurt by some poor picks in the weak oil/gas equipment and services industry, including a sizable stake in National Oilwell Varco, which struggled. Avoiding index component ConocoPhilips for most of the period hurt the most, as its stock rose on solid earnings reports, while positioning in Concho Resources detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Energy Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	12.5	9.7
Chevron Corp.	7.5	8.7
EOG Resources, Inc.	6.2	3.5
Schlumberger Ltd.	5.2	3.0
Halliburton Co.	4.8	4.5
National Oilwell Varco, Inc.	4.6	4.3
Anadarko Petroleum Corp.	4.2	3.9
Cimarex Energy Co.	3.7	0.0
Suncor Energy, Inc.	2.9	2.3
FMC Technologies, Inc.	2.7	0.5
	54.3
Top Industries (% of fund's net assets)
As of September 30, 2013
Oil, Gas & Consumable Fuels 73.8%
Energy Equipment & Services 24.6%
Construction & Engineering 0.2%
All Others* 1.4%

As of March 31, 2013
Oil, Gas & Consumable Fuels 74.5%
Energy Equipment & Services 22.6%
Chemicals 1.8%
All Others* 1.1%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Energy Central Fund

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
CONSTRUCTION & ENGINEERING - 0.2%
Construction & Engineering - 0.2%
URS Corp.	49,097	$ 2,638,964
ENERGY EQUIPMENT & SERVICES - 24.6%
Oil & Gas Drilling - 3.0%
Atwood Oceanics, Inc. (a)	19,500	1,073,280
Ensco PLC Class A	335,749	18,046,509
Noble Corp.	166,230	6,278,507
Northern Offshore Ltd.	445,810	659,828
Odfjell Drilling A/S	391,200	2,641,287
Vantage Drilling Co. (a)	1,644,964	2,845,788
		31,545,199
Oil & Gas Equipment & Services - 21.6%
Cameron International Corp. (a)	347,379	20,276,512
Core Laboratories NV	62,040	10,497,788
Dril-Quip, Inc. (a)	43,438	4,984,511
FMC Technologies, Inc. (a)	524,442	29,064,576
Forum Energy Technologies, Inc. (a)	148,699	4,016,360
Geospace Technologies Corp. (a)	10,374	874,528
Halliburton Co.	1,054,290	50,764,064
National Oilwell Varco, Inc.	622,022	48,586,138
Oceaneering International, Inc.	36,600	2,973,384
Schlumberger Ltd.	616,457	54,470,141
Total Energy Services, Inc.	70,900	1,234,151
		227,742,153
TOTAL ENERGY EQUIPMENT & SERVICES		259,287,352
OIL, GAS & CONSUMABLE FUELS - 73.8%
Coal & Consumable Fuels - 0.8%
Alpha Natural Resources, Inc. (a)	125,000	745,000
Peabody Energy Corp.	452,196	7,800,381
		8,545,381
Integrated Oil & Gas - 25.4%
Chevron Corp.	652,363	79,262,105
Exxon Mobil Corp.	1,526,645	131,352,534
Hess Corp.	165,523	12,801,549
Occidental Petroleum Corp.	141,514	13,237,220
Suncor Energy, Inc.	866,740	30,990,762
		267,644,170
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - 39.4%
Anadarko Petroleum Corp.	471,572	$ 43,851,480
Bankers Petroleum Ltd. (a)	1,702,700	6,397,213
Bonanza Creek Energy, Inc. (a)	304,676	14,703,664
BPZ Energy, Inc. (a)(d)	229,025	446,599
Cabot Oil & Gas Corp.	292,804	10,927,445
Chesapeake Energy Corp.	100,610	2,603,787
Cimarex Energy Co.	401,364	38,691,490
Cobalt International Energy, Inc. (a)	566,995	14,095,496
Concho Resources, Inc. (a)	86,462	9,407,930
ConocoPhillips Co.	382,895	26,615,031
Continental Resources, Inc. (a)(d)	233,827	25,080,284
Emerald Oil, Inc. (a)	82,900	596,051
Energen Corp.	37,895	2,894,799
EOG Resources, Inc.	383,723	64,956,629
EPL Oil & Gas, Inc. (a)	109,418	4,060,502
EQT Corp.	182,856	16,222,984
Gulfport Energy Corp. (a)	119,820	7,709,219
Halcon Resources Corp. (a)	400,000	1,772,000
Kodiak Oil & Gas Corp. (a)	1,002,849	12,094,359
Laredo Petroleum Holdings, Inc. (a)	164,282	4,875,890
Murphy Oil Corp.	231,597	13,969,931
Noble Energy, Inc.	426,294	28,565,961
Northern Oil & Gas, Inc. (a)	302,846	4,370,068
Oasis Petroleum, Inc. (a)	62,273	3,059,472
Painted Pony Petroleum Ltd. Class A (a)	216,500	1,698,286
PDC Energy, Inc. (a)	212,961	12,679,698
Pioneer Natural Resources Co.	127,673	24,104,662
Rex Energy Corp. (a)	50,321	1,122,158
Rosetta Resources, Inc. (a)	73,100	3,981,026
Sanchez Energy Corp. (a)(d)	106,600	2,815,306
SM Energy Co.	71,900	5,549,961
Synergy Resources Corp. (a)	107,041	1,043,650
TAG Oil Ltd. (a)	112,725	490,275
Whiting Petroleum Corp. (a)	80,100	4,793,985
		416,247,291
Oil & Gas Refining & Marketing - 1.8%
Marathon Petroleum Corp.	179,410	11,539,651
Phillips 66 Co.	119,304	6,898,157
		18,437,808
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Storage & Transport - 6.4%
Access Midstream Partners LP	221,405	$ 10,696,076
Atlas Pipeline Partners LP	148,023	5,743,292
Kinder Morgan Holding Co. LLC	76,770	2,730,709
Magellan Midstream Partners LP	97,675	5,511,800
Markwest Energy Partners LP	91,855	6,634,687
Phillips 66 Partners LP	96,023	2,953,667
Targa Resources Corp.	70,961	5,177,315
Tesoro Logistics LP	95,282	5,526,356
The Williams Companies, Inc.	629,435	22,886,257
		67,860,159
TOTAL OIL, GAS & CONSUMABLE FUELS		778,734,809
TOTAL COMMON STOCKS (Cost $849,246,716)		1,040,661,125
Money Market Funds - 2.4%

Fidelity Cash Central Fund, 0.10% (b)	13,693,511	13,693,511
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	11,582,250	11,582,250
TOTAL MONEY MARKET FUNDS (Cost $25,275,761)		25,275,761
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $874,522,477)		1,065,936,886
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(10,542,982)
NET ASSETS - 100%		$ 1,055,393,904
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,214
Fidelity Securities Lending Cash Central Fund	458,248
Total	$ 474,462
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	86.0%
Curacao	5.2%
Canada	4.9%
United Kingdom	1.7%
Netherlands	1.0%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Energy Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $11,345,047) - See accompanying schedule: Unaffiliated issuers (cost $849,246,716)	$ 1,040,661,125
Fidelity Central Funds (cost $25,275,761)	25,275,761
Total Investments (cost $874,522,477)		$ 1,065,936,886
Receivable for investments sold		22,514,159
Dividends receivable		319,757
Distributions receivable from Fidelity Central Funds		10,162
Total assets		1,088,780,964

Liabilities
Payable for investments purchased	$ 17,092,161
Payable for fund shares redeemed	4,704,287
Other payables and accrued expenses	8,362
Collateral on securities loaned, at value	11,582,250
Total liabilities		33,387,060

Net Assets		$ 1,055,393,904
Net Assets consist of:
Paid in capital		$ 863,965,977
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		191,427,927
Net Assets, for 7,284,074 shares outstanding		$ 1,055,393,904
Net Asset Value, offering price and redemption price per share ($1,055,393,904 ÷ 7,284,074 shares)		$ 144.89

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 16,659,392
Interest		121
Income from Fidelity Central Funds		474,462
Total income		17,133,975

Expenses
Custodian fees and expenses	$ 27,541
Independent directors' compensation	6,010
Total expenses before reductions	33,551
Expense reductions	(6,010)	27,541
Net investment income (loss)		17,106,434
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	71,941,820
Foreign currency transactions	(19,829)
Total net realized gain (loss)		71,921,991
Change in net unrealized appreciation (depreciation) on: Investment securities	88,371,977
Assets and liabilities in foreign currencies	13,858
Total change in net unrealized appreciation (depreciation)		88,385,835
Net gain (loss)		160,307,826
Net increase (decrease) in net assets resulting from operations		$ 177,414,260

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Energy Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,106,434	$ 15,693,312
Net realized gain (loss)	71,921,991	(45,705,176)
Change in net unrealized appreciation (depreciation)	88,385,835	208,447,129
Net increase (decrease) in net assets resulting from operations	177,414,260	178,435,265
Distributions to partners from net investment income	(16,356,732)	(14,729,122)
Affiliated share transactions Proceeds from sales of shares	137,880,130	212,936,832
Reinvestment of distributions	16,356,441	14,728,846
Cost of shares redeemed	(166,118,905)	(147,214,489)
Net increase (decrease) in net assets resulting from share transactions	(11,882,334)	80,451,189
Total increase (decrease) in net assets	149,175,194	244,157,332

Net Assets
Beginning of period	906,218,710	662,061,378
End of period	$ 1,055,393,904	$ 906,218,710
Other Affiliated Information Shares
Sold	1,072,210	1,829,274
Issued in reinvestment of distributions	125,439	124,955
Redeemed	(1,232,191)	(1,218,655)
Net increase (decrease)	(34,542)	735,574

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 123.82	$ 100.57	$ 99.35	$ 99.12	$ 110.48
Income from Investment Operations
Net investment income (loss) B	2.25	2.15	1.93	1.25	.92
Net realized and unrealized gain (loss)	20.98	23.15	1.20	.17	(11.37)
Total from investment operations	23.23	25.30	3.13	1.42	(10.45)
Distributions to partners from net investment income	(2.16)	(2.05)	(1.91)	(1.19)	(.91)
Net asset value, end of period	$ 144.89	$ 123.82	$ 100.57	$ 99.35	$ 99.12
Total Return A	18.97%	25.27%	2.76%	1.49%	(9.19)%
Ratios to Average Net Assets C, F
Expenses before reductions	-% E	-% E	-% E	-% E	.01%
Expenses net of fee waivers, if any	-% E	-% E	-% E	-% E	.01%
Expenses net of all reductions	-% E	-% E	-% E	-% E	.01%
Net investment income (loss)	1.72%	1.81%	1.52%	1.26%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,055,394	$ 906,219	$ 662,061	$ 615,662	$ 575,938
Portfolio turnover rate D	93% G	98%	102%	106% G	156%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Financials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity Financials Central Fund	27.41%	3.80%	-2.37%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Financials Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from Christopher Lee, who became Portfolio Manager of Fidelity® Financials Central Fund on May 21, 2013: For the year, the fund rose 27.41%, matching the MSCI® U.S. IMI Financials 25-50 Index but handily beating the S&P 500®. The financials sector was driven by strength in the other diversified financial services segment, as well as life/health insurance, a group that benefited from higher interest rates. The fund's performance versus the sector benchmark was boosted by security selection. Among individual contributors, alternative asset manager Blackstone Group stood out, as rising equity and real estate markets bolstered its share price. Timely ownership last spring of government-controlled mortgage giant Fannie Mae also helped, as the stock benefited from the U.S. housing recovery and record first-quarter net income. By contrast, electronic-payments enabler VeriFone Systems in data processing/outsourced services notably detracted, as the stock plunged in February following the company's preliminary announcement of weak quarterly results. Our cash position also hurt. All of the stocks mentioned were not in the index, and Fannie Mae and VeriFone were sold by period end. The fund closed the period with significantly fewer holdings than a year ago, and less foreign exposure.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Financials Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Bank of America Corp.	5.1	4.9
JPMorgan Chase & Co.	5.0	1.5
Citigroup, Inc.	5.0	4.9
U.S. Bancorp	4.7	0.7
Capital One Financial Corp.	4.1	1.0
Wells Fargo & Co.	4.0	0.5
American Tower Corp.	3.2	0.0
MetLife, Inc.	2.6	4.9
The Travelers Companies, Inc.	2.5	0.5
Simon Property Group, Inc.	2.4	0.0
	38.6
Top Industries (% of fund's net assets)
As of September 30, 2013
Diversified Financial Services 20.4%
Commercial Banks 18.9%
Insurance 18.9%
Capital Markets 13.3%
Real Estate Investment Trusts 10.2%
All Others* 18.3%

As of March 31, 2013
Commercial Banks 31.8%
Capital Markets 20.9%
Diversified Financial Services 13.4%
Insurance 11.0%
Real Estate Investment Trusts 10.9%
All Others* 12.0%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Financials Central Fund

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
CAPITAL MARKETS - 13.3%
Asset Management & Custody Banks - 9.9%
Affiliated Managers Group, Inc. (a)	150,000	$ 27,396,000
Ameriprise Financial, Inc.	250,000	22,770,000
BlackRock, Inc. Class A	75,000	20,296,500
Carlyle Group LP	500,000	12,860,000
Franklin Resources, Inc.	400,000	20,220,000
Invesco Ltd.	1,350,000	43,065,000
Oaktree Capital Group LLC Class A	300,000	15,705,000
The Blackstone Group LP	1,300,000	32,357,000
		194,669,500
Diversified Capital Markets - 0.6%
UBS AG (NY Shares)	550,000	11,286,000
Investment Banking & Brokerage - 2.8%
E*TRADE Financial Corp. (a)	950,000	15,675,000
FXCM, Inc. Class A	600,000	11,850,000
Raymond James Financial, Inc.	650,000	27,085,500
		54,610,500
TOTAL CAPITAL MARKETS		260,566,000
COMMERCIAL BANKS - 18.9%
Diversified Banks - 9.4%
Comerica, Inc.	360,451	14,169,329
U.S. Bancorp	2,500,000	91,450,000
Wells Fargo & Co.	1,900,000	78,508,000
		184,127,329
Regional Banks - 9.5%
CIT Group, Inc. (a)	302,500	14,752,925
CoBiz, Inc.	800,000	7,728,000
Commerce Bancshares, Inc.	325,000	14,238,250
East West Bancorp, Inc.	500,000	15,975,000
Fifth Third Bancorp	1,538,983	27,763,253
First Horizon National Corp.	800,000	8,792,000
M&T Bank Corp. (d)	295,000	33,016,400
PNC Financial Services Group, Inc.	625,000	45,281,250
Popular, Inc. (a)	500,000	13,115,000
Texas Capital Bancshares, Inc. (a)	125,000	5,746,250
		186,408,328
TOTAL COMMERCIAL BANKS		370,535,657
Common Stocks - continued
	Shares	Value
CONSUMER FINANCE - 5.5%
Consumer Finance - 5.5%
Capital One Financial Corp.	1,175,000	$ 80,769,500
SLM Corp.	1,100,000	27,390,000
		108,159,500
DIVERSIFIED CONSUMER SERVICES - 0.7%
Specialized Consumer Services - 0.7%
H&R Block, Inc.	529,500	14,116,470
DIVERSIFIED FINANCIAL SERVICES - 20.4%
Multi-Sector Holdings - 1.3%
Berkshire Hathaway, Inc. Class B (a)	230,000	26,107,300
Other Diversified Financial Services - 15.1%
Bank of America Corp.	7,261,137	100,203,691
Citigroup, Inc.	2,000,000	97,020,000
JPMorgan Chase & Co.	1,900,000	98,211,000
		295,434,691
Specialized Finance - 4.0%
IntercontinentalExchange, Inc. (a)(d)	185,000	33,562,700
McGraw-Hill Companies, Inc.	450,000	29,515,500
MSCI, Inc. Class A (a)	368,900	14,851,914
		77,930,114
TOTAL DIVERSIFIED FINANCIAL SERVICES		399,472,105
HEALTH CARE PROVIDERS & SERVICES - 1.0%
Health Care Facilities - 1.0%
Brookdale Senior Living, Inc. (a)	700,000	18,410,000
INSURANCE - 18.9%
Insurance Brokers - 2.0%
Marsh & McLennan Companies, Inc.	900,000	39,195,000
Life & Health Insurance - 3.9%
MetLife, Inc.	1,100,000	51,645,000
Prudential PLC	500,000	9,302,101
Torchmark Corp.	220,300	15,938,705
		76,885,806
Multi-Line Insurance - 1.9%
American International Group, Inc.	400,000	19,452,000
HCC Insurance Holdings, Inc.	400,000	17,528,000
		36,980,000
Common Stocks - continued
	Shares	Value
INSURANCE - CONTINUED
Property & Casualty Insurance - 9.7%
ACE Ltd.	450,000	$ 42,102,000
Allied World Assurance Co. Holdings Ltd.	264,300	26,268,777
Allstate Corp.	700,000	35,385,000
Fidelity National Financial, Inc. Class A	675,000	17,955,000
ProAssurance Corp.	425,000	19,150,500
The Travelers Companies, Inc.	575,000	48,742,750
		189,604,027
Reinsurance - 1.4%
Everest Re Group Ltd.	179,700	26,130,177
TOTAL INSURANCE		368,795,010
IT SERVICES - 4.6%
Data Processing & Outsourced Services - 4.6%
EVERTEC, Inc.	600,000	13,326,000
Fiserv, Inc. (a)	200,000	20,210,000
FleetCor Technologies, Inc. (a)	180,000	19,828,800
The Western Union Co.	800,000	14,928,000
Visa, Inc. Class A	115,000	21,976,500
		90,269,300
REAL ESTATE INVESTMENT TRUSTS - 10.2%
Mortgage REITs - 1.1%
Blackstone Mortgage Trust, Inc.	350,000	8,816,500
Redwood Trust, Inc. (d)	600,000	11,814,000
		20,630,500
Retail REITs - 3.5%
CBL & Associates Properties, Inc.	600,000	11,460,000
Retail Properties America, Inc. (d)	650,000	8,937,500
Simon Property Group, Inc.	321,899	47,715,089
		68,112,589
Specialized REITs - 5.6%
American Tower Corp.	850,000	63,010,500
Rayonier, Inc.	500,000	27,825,000
Ventas, Inc.	308,100	18,948,150
		109,783,650
TOTAL REAL ESTATE INVESTMENT TRUSTS		198,526,739
Common Stocks - continued
	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.2%
Real Estate Services - 3.2%
Altisource Portfolio Solutions SA	200,000	$ 28,002,000
CBRE Group, Inc. (a)	1,500,000	34,695,000
		62,697,000
THRIFTS & MORTGAGE FINANCE - 1.6%
Thrifts & Mortgage Finance - 1.6%
MGIC Investment Corp. (a)	700,000	5,096,000
Ocwen Financial Corp. (a)	400,000	22,308,000
Radian Group, Inc.	277,700	3,868,361
Washington Mutual, Inc. (a)	155,200	2
		31,272,363
TOTAL COMMON STOCKS (Cost $1,784,589,521)		1,922,820,144
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 0.10% (b)	34,881,960	34,881,960
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	44,870,745	44,870,745
TOTAL MONEY MARKET FUNDS (Cost $79,752,705)		79,752,705
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $1,864,342,226)		2,002,572,849
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(46,294,785)
NET ASSETS - 100%		$ 1,956,278,064
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 59,684
Fidelity Securities Lending Cash Central Fund	257,710
Total	$ 317,394
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Big Yellow Group PLC	$ 55,440,338	$ 2,944,180	$ 69,798,615	$ 1,117,714	$ -
First Interstate Bancsystem, Inc.	13,646,332	180,224	17,883,413	286,413	-
Total	$ 69,086,670	$ 3,124,404	$ 87,682,028	$ 1,404,127	$ -
Other Information

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,922,820,144	$ 1,913,518,041	$ 9,302,101	$ 2
Money Market Funds	79,752,705	79,752,705	-	-
Total Investments in Securities:	$ 2,002,572,849	$ 1,993,270,746	$ 9,302,101	$ 2
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.0%
Switzerland	4.1%
Bermuda	3.6%
Luxembourg	1.4%
Puerto Rico	1.4%
Others (Individually Less Than 1%)	0.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Financials Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $43,852,173) - See accompanying schedule: Unaffiliated issuers (cost $1,784,589,521)	$ 1,922,820,144
Fidelity Central Funds (cost $79,752,705)	79,752,705
Total Investments (cost $1,864,342,226)		$ 2,002,572,849
Receivable for investments sold		2,179,942
Receivable for fund shares sold		209,025
Dividends receivable		2,784,510
Distributions receivable from Fidelity Central Funds		8,355
Other receivables		209,857
Total assets		2,007,964,538

Liabilities
Payable for investments purchased	$ 6,783,185
Other payables and accrued expenses	32,544
Collateral on securities loaned, at value	44,870,745
Total liabilities		51,686,474

Net Assets		$ 1,956,278,064
Net Assets consist of:
Paid in capital		$ 1,818,025,052
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		138,253,012
Net Assets, for 26,853,362 shares outstanding		$ 1,956,278,064
Net Asset Value, offering price and redemption price per share ($1,956,278,064 ÷ 26,853,362 shares)		$ 72.85

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Financials Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends (including $1,404,127 earned from other affiliated issuers)		$ 41,643,803
Interest		1,460
Income from Fidelity Central Funds		317,394
Total income		41,962,657

Expenses
Custodian fees and expenses	$ 110,751
Independent directors' compensation	10,123
Interest	730
Total expenses before reductions	121,604
Expense reductions	(10,531)	111,073
Net investment income (loss)		41,851,584
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	274,295,070
Other affiliated issuers	21,879,237
Foreign currency transactions	(81,613)
Total net realized gain (loss)		296,092,694
Change in net unrealized appreciation (depreciation) on: Investment securities	67,518,732
Assets and liabilities in foreign currencies	(5,373)
Total change in net unrealized appreciation (depreciation)		67,513,359
Net gain (loss)		363,606,053
Net increase (decrease) in net assets resulting from operations		$ 405,457,637

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 41,851,584	$ 24,949,845
Net realized gain (loss)	296,092,694	66,992,127
Change in net unrealized appreciation (depreciation)	67,513,359	244,825,066
Net increase (decrease) in net assets resulting from operations	405,457,637	336,767,038
Distributions to partners from net investment income	(34,904,618)	(21,191,650)
Affiliated share transactions Proceeds from sales of shares	304,783,087	317,561,587
Reinvestment of distributions	34,904,275	21,191,422
Cost of shares redeemed	(154,661,432)	(169,644,408)
Net increase (decrease) in net assets resulting from share transactions	185,025,930	169,108,601
Total increase (decrease) in net assets	555,578,949	484,683,989

Net Assets
Beginning of period	1,400,699,115	916,015,126
End of period	$ 1,956,278,064	$ 1,400,699,115
Other Affiliated Information Shares
Sold	4,622,616	6,183,274
Issued in reinvestment of distributions	525,706	384,962
Redeemed	(2,297,121)	(3,211,771)
Net increase (decrease)	2,851,201	3,356,465

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 58.36	$ 44.37	$ 55.72	$ 58.19	$ 65.86
Income from Investment Operations
Net investment income (loss) B	1.63	1.07	.72	.56	1.34
Net realized and unrealized gain (loss)	14.22	13.82	(11.50)	(2.49)	(7.75)
Total from investment operations	15.85	14.89	(10.78)	(1.93)	(6.41)
Distributions to partners from net investment income	(1.36)	(.90)	(.57)	(.54)	(1.26)
Net asset value, end of period	$ 72.85	$ 58.36	$ 44.37	$ 55.72	$ 58.19
Total Return A	27.41%	33.71%	(19.52)%	(3.34)%	(9.08)%
Ratios to Average Net Assets C, E
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	2.44%	1.97%	1.26%	.96%	2.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,956,278	$ 1,400,699	$ 916,015	$ 1,046,429	$ 772,043
Portfolio turnover rate D	249% F	383%	325%	271% F	308%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Health Care Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity Health Care Central Fund	37.14%	18.58%	12.91%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Health Care Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from Edward Yoon, Portfolio Manager of Fidelity® Health Care Central Fund: For the year, the fund gained 37.14%, easily outpacing the MSCI® U.S. IMI Health Care 25-50 Index, which rose 29.50%, and the broad-based S&P 500®. Health care stocks did well, as investors flocked to the sector's stability amid a broader move into more-defensive areas of the market given ongoing weakness in the global economy. Relative to the MSCI sector index, positioning in health care equipment drove the fund's outperformance, due to both an underweighting in the area - which lagged - and solid picks. Here, overweighting strong-performing medical device maker Boston Scientific helped. We also had good results in pharmaceuticals, including a non-index stake in Canada-based Valeant Pharmaceuticals International. Biotechnology was the best-performing index group, and our substantial overweighting here helped considerably. In terms of individual stocks, though, our results in biotech were mixed. The fund was rewarded by a big position in hepatitis C drugmaker Gilead Sciences, but its main detractor was avoiding Celgene, an index name that outperformed. Overweighting health care services hurt, with our out-of-benchmark stake in pharmacy benefits manager Catamaran weighing on results. Despite notably reducing our small cash stake by period end, our position hurt overall.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Health Care Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Gilead Sciences, Inc.	7.1	7.5
Amgen, Inc.	6.0	8.6
Actavis, Inc.	4.6	2.5
Biogen Idec, Inc.	4.3	0.4
Boston Scientific Corp.	3.9	2.1
McKesson Corp.	3.3	3.6
Alexion Pharmaceuticals, Inc.	3.3	2.1
Cerner Corp.	3.2	2.9
Perrigo Co.	3.2	0.0
Illumina, Inc.	2.6	1.6
	41.5
Top Industries (% of fund's net assets)
As of September 30, 2013
Biotechnology 32.8%
Pharmaceuticals 26.2%
Health Care Providers & Services 15.5%
Health Care Equipment & Supplies 13.3%
Health Care Technology 5.2%
All Others* 7.0%

As of March 31, 2013
Biotechnology 33.7%
Pharmaceuticals 25.8%
Health Care Providers & Services 15.1%
Health Care Equipment & Supplies 9.7%
Health Care Technology 5.2%
All Others* 10.5%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Health Care Central Fund

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
BIOTECHNOLOGY - 32.8%
Biotechnology - 32.8%
Acorda Therapeutics, Inc. (a)	72,519	$ 2,485,951
Actelion Ltd.	126,875	9,006,883
Alexion Pharmaceuticals, Inc. (a)	396,322	46,036,764
Amgen, Inc.	756,565	84,689,886
Biogen Idec, Inc. (a)	252,962	60,903,131
BioMarin Pharmaceutical, Inc. (a)	119,969	8,664,161
Biovitrum AB (a)	580,004	5,775,943
Celldex Therapeutics, Inc. (a)	57,125	2,023,939
Cubist Pharmaceuticals, Inc.	144,990	9,214,115
Discovery Laboratories, Inc. (a)	986,300	1,933,148
Dyax Corp. (a)	279,600	1,918,056
Genomic Health, Inc. (a)	145,000	4,434,100
Gilead Sciences, Inc. (a)	1,590,514	99,947,898
Grifols SA ADR	396,300	11,999,964
Infinity Pharmaceuticals, Inc. (a)	183,400	3,200,330
Insmed, Inc. (a)	206,000	3,215,660
Intercept Pharmaceuticals, Inc.	106,996	7,385,934
InterMune, Inc. (a)	435,000	6,685,950
Kamada (a)	292,188	4,470,476
Lexicon Pharmaceuticals, Inc. (a)	1,600,000	3,792,000
Medivation, Inc. (a)	290,000	17,382,600
Merrimack Pharmaceuticals, Inc. (a)(d)	176,983	672,535
Neurocrine Biosciences, Inc. (a)	630,400	7,136,128
NPS Pharmaceuticals, Inc. (a)	331,000	10,529,110
Pharmacyclics, Inc. (a)	30,100	4,166,442
Puma Biotechnology, Inc. (a)	133,400	7,158,244
Regeneron Pharmaceuticals, Inc. (a)	89,835	28,106,676
Spectrum Pharmaceuticals, Inc.	326,300	2,737,657
TESARO, Inc. (a)	34,000	1,317,160
Vanda Pharmaceuticals, Inc. (a)	360,300	3,952,491
ZIOPHARM Oncology, Inc. (a)(d)	720,600	2,846,370
		463,789,702
DIVERSIFIED CONSUMER SERVICES - 0.4%
Specialized Consumer Services - 0.4%
Carriage Services, Inc.	306,200	5,940,280
FOOD & STAPLES RETAILING - 0.6%
Drug Retail - 0.6%
CVS Caremark Corp.	163,454	9,276,015
Common Stocks - continued
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES - 13.3%
Health Care Equipment - 11.5%
Accuray, Inc. (a)	382,000	$ 2,822,980
Boston Scientific Corp. (a)	4,665,600	54,774,144
C.R. Bard, Inc.	126,884	14,617,037
Cardiovascular Systems, Inc. (a)	181,217	3,633,401
CONMED Corp.	224,800	7,640,952
Covidien PLC	54,999	3,351,639
Genmark Diagnostics, Inc. (a)	41,100	499,365
HeartWare International, Inc. (a)	93,934	6,876,908
Insulet Corp. (a)	181,300	6,570,312
Intuitive Surgical, Inc. (a)	36,220	13,628,499
Masimo Corp.	217,532	5,795,052
Smith & Nephew PLC sponsored ADR	62,200	3,882,524
Stryker Corp.	356,400	24,089,076
Volcano Corp. (a)	442,220	10,577,902
Zeltiq Aesthetics, Inc. (a)	435,000	3,945,450
		162,705,241
Health Care Supplies - 1.8%
Derma Sciences, Inc. (a)	432,800	5,358,064
The Cooper Companies, Inc.	159,753	20,718,367
		26,076,431
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		188,781,672
HEALTH CARE PROVIDERS & SERVICES - 15.5%
Health Care Distributors & Services - 3.5%
Amplifon SpA	734,943	4,014,853
McKesson Corp.	360,267	46,222,256
		50,237,109
Health Care Facilities - 2.3%
Brookdale Senior Living, Inc. (a)	253,718	6,672,783
Emeritus Corp. (a)	240,500	4,456,465
Hanger, Inc. (a)	108,777	3,672,312
HCA Holdings, Inc.	235,600	10,071,900
NMC Health PLC	612,500	3,241,463
Ramsay Health Care Ltd.	126,097	4,259,596
		32,374,519
Health Care Services - 4.4%
BioScrip, Inc. (a)	725,000	6,365,500
Catamaran Corp. (a)	593,110	27,247,187
Common Stocks - continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - CONTINUED
Health Care Services - continued
MEDNAX, Inc. (a)	152,679	$ 15,328,972
Quest Diagnostics, Inc.	216,154	13,356,156
		62,297,815
Managed Health Care - 5.3%
Aetna, Inc.	50,792	3,251,704
CIGNA Corp.	432,300	33,226,578
Humana, Inc.	275,139	25,678,723
UnitedHealth Group, Inc.	180,129	12,899,038
		75,056,043
TOTAL HEALTH CARE PROVIDERS & SERVICES		219,965,486
HEALTH CARE TECHNOLOGY - 4.8%
Health Care Technology - 4.8%
athenahealth, Inc. (a)(d)	79,785	8,661,460
Cerner Corp. (a)	864,663	45,438,041
HealthStream, Inc. (a)	250,080	9,473,030
HMS Holdings Corp. (a)	180,100	3,873,951
		67,446,482
IT SERVICES - 0.6%
Data Processing & Outsourced Services - 0.6%
Maximus, Inc.	181,240	8,163,050
LIFE SCIENCES TOOLS & SERVICES - 4.3%
Life Sciences Tools & Services - 4.3%
Bruker BioSciences Corp. (a)	217,500	4,491,375
Illumina, Inc. (a)(d)	451,611	36,503,717
Thermo Fisher Scientific, Inc.	210,300	19,379,145
		60,374,237
PERSONAL PRODUCTS - 0.5%
Personal Products - 0.5%
Prestige Brands Holdings, Inc. (a)	253,700	7,641,444
PHARMACEUTICALS - 26.2%
Pharmaceuticals - 26.2%
AbbVie, Inc.	181,266	8,108,028
Actavis, Inc.	453,943	65,367,792
Aratana Therapeutics, Inc.	51,350	839,059
Bayer AG	108,700	12,817,296
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - CONTINUED
Pharmaceuticals - continued
Bristol-Myers Squibb Co.	48,899	$ 2,263,046
Cadence Pharmaceuticals, Inc. (a)	279,965	1,766,579
Endo Health Solutions, Inc. (a)	144,957	6,586,846
Impax Laboratories, Inc. (a)	217,500	4,460,925
Jazz Pharmaceuticals PLC (a)	117,132	10,772,630
Meda AB (A Shares)	324,200	3,899,460
Merck & Co., Inc.	664,537	31,638,607
Mylan, Inc. (a)	504,408	19,253,253
Pacira Pharmaceuticals, Inc. (a)(d)	143,000	6,876,870
Perrigo Co. (d)	367,417	45,331,909
Salix Pharmaceuticals Ltd. (a)	169,300	11,322,784
Santarus, Inc. (a)	343,000	7,741,510
Shire PLC sponsored ADR	234,213	28,079,797
The Medicines Company (a)	287,798	9,646,989
UCB SA	109,100	6,640,341
Valeant Pharmaceuticals International, Inc. (Canada) (a)	191,358	19,952,283
ViroPharma, Inc. (a)	590,625	23,211,563
Warner Chilcott PLC	1,080,795	24,696,166
Zoetis, Inc. Class A	633,700	19,720,744
		370,994,477
PROFESSIONAL SERVICES - 0.5%
Human Resource & Employment Services - 0.5%
Towers Watson & Co.	62,591	6,694,733
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
Real Estate Development - 0.2%
PT Lippo Karawaci Tbk	29,000,000	2,729,713
TOTAL COMMON STOCKS (Cost $999,429,990)		1,411,797,291
Convertible Preferred Stocks - 0.4%

HEALTH CARE TECHNOLOGY - 0.4%
Health Care Technology - 0.4%
Castlight Health, Inc. Series D (a)(e) (Cost $4,228,610)	700,500	5,575,980
Money Market Funds - 5.1%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	2,910,053	$ 2,910,053
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	69,177,130	69,177,130
TOTAL MONEY MARKET FUNDS (Cost $72,087,183)		72,087,183
TOTAL INVESTMENT PORTFOLIO - 105.2% (Cost $1,075,745,783)		1,489,460,454
NET OTHER ASSETS (LIABILITIES) - (5.2)%		(73,769,589)
NET ASSETS - 100%		$ 1,415,690,865
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,575,980 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Castlight Health, Inc. Series D	4/25/12	$ 4,228,610
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,875
Fidelity Securities Lending Cash Central Fund	377,921
Total	$ 400,796
Other Information

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,411,797,291	$ 1,411,797,291	$ -	$ -
Convertible Preferred Stocks	5,575,980	-	-	5,575,980
Money Market Funds	72,087,183	72,087,183	-	-
Total Investments in Securities:	$ 1,489,460,454	$ 1,483,884,474	$ -	$ 5,575,980
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	86.8%
Canada	3.3%
Ireland	2.7%
Bailiwick of Jersey	2.0%
Others (Individually Less Than 1%)	5.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Health Care Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $67,704,066) - See accompanying schedule: Unaffiliated issuers (cost $1,003,658,600)	$ 1,417,373,271
Fidelity Central Funds (cost $72,087,183)	72,087,183
Total Investments (cost $1,075,745,783)		$ 1,489,460,454
Cash		2,946
Receivable for investments sold		27,492,051
Receivable for fund shares sold		135,392
Dividends receivable		955,291
Distributions receivable from Fidelity Central Funds		51,354
Total assets		1,518,097,488

Liabilities
Payable for investments purchased	$ 26,250,802
Payable for fund shares redeemed	6,960,720
Other payables and accrued expenses	17,971
Collateral on securities loaned, at value	69,177,130
Total liabilities		102,406,623

Net Assets		$ 1,415,690,865
Net Assets consist of:
Paid in capital		$ 1,001,948,590
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		413,742,275
Net Assets, for 6,364,942 shares outstanding		$ 1,415,690,865
Net Asset Value, offering price and redemption price per share ($1,415,690,865 ÷ 6,364,942 shares)		$ 222.42

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 11,148,401
Interest		4
Income from Fidelity Central Funds		400,796
Total income		11,549,201

Expenses
Custodian fees and expenses	$ 65,054
Independent directors' compensation	7,293
Interest	1,536
Total expenses before reductions	73,883
Expense reductions	(7,459)	66,424
Net investment income (loss)		11,482,777
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	186,920,949
Foreign currency transactions	(107,837)
Total net realized gain (loss)		186,813,112
Change in net unrealized appreciation (depreciation) on: Investment securities	206,136,631
Assets and liabilities in foreign currencies	5,970
Total change in net unrealized appreciation (depreciation)		206,142,601
Net gain (loss)		392,955,713
Net increase (decrease) in net assets resulting from operations		$ 404,438,490

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Health Care Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,482,777	$ 10,580,518
Net realized gain (loss)	186,813,112	84,254,235
Change in net unrealized appreciation (depreciation)	206,142,601	177,236,771
Net increase (decrease) in net assets resulting from operations	404,438,490	272,071,524
Distributions to partners from net investment income	(11,048,318)	(10,391,580)
Affiliated share transactions Proceeds from sales of shares	190,847,365	201,880,267
Reinvestment of distributions	11,048,125	10,391,393
Cost of shares redeemed	(223,856,928)	(153,530,652)
Net increase (decrease) in net assets resulting from share transactions	(21,961,438)	58,741,008
Total increase (decrease) in net assets	371,428,734	320,420,952

Net Assets
Beginning of period	1,044,262,131	723,841,179
End of period	$ 1,415,690,865	$ 1,044,262,131
Other Affiliated Information Shares
Sold	1,079,291	1,482,597
Issued in reinvestment of distributions	60,111	70,823
Redeemed	(1,156,081)	(1,049,689)
Net increase (decrease)	(16,679)	503,731

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 163.64	$ 123.15	$ 112.31	$ 101.00	$ 99.61
Income from Investment Operations
Net investment income (loss) B	1.73	1.63	.79 F	1.06 G	1.15
Net realized and unrealized gain (loss)	58.70	40.46	10.97	11.10	1.39
Total from investment operations	60.43	42.09	11.76	12.16	2.54
Distributions to partners from net investment income	(1.65)	(1.60)	(.92)	(.85)	(1.15)
Net asset value, end of period	$ 222.42	$ 163.64	$ 123.15	$ 112.31	$ 101.00
Total Return A	37.14%	34.34%	10.44%	12.08%	2.81%
Ratios to Average Net Assets C, H
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	-% E	.01%	.01%	.01%
Expenses net of all reductions	.01%	-% E	.01%	.01%	.01%
Net investment income (loss)	.93%	1.13%	.60% F	.98% G	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,415,691	$ 1,044,262	$ 723,841	$ 700,414	$ 671,594
Portfolio turnover rate D	113% I	120%	138%	104% I	185%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .82%.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Industrials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity Industrials Central Fund	32.33%	15.42%	11.84%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Industrials Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from Tobias Welo, Portfolio Manager of Fidelity® Industrials Central Fund: For the year, the fund gained 32.33%, edging out the 32.14% advance of the MSCI® U.S. IMI Industrials 25-50 Index and handily beating the S&P 500®. Compared with the broader market, the industrials sector benefited from outstanding performance in aerospace/defense and industrial machinery, among other groups. Versus the MSCI sector index, the fund was particularly aided by stock picking in the construction/farm machinery/heavy trucks segment. Here, not owning weak-performing index component Caterpillar earlier in the period was beneficial. Elsewhere, an overweighted position in human resources consultant Towers Watson was by far our top relative contributor, as I correctly judged that the firm's disappointing revenue growth in 2012 was primarily due to temporary factors. Conversely, positioning in aerospace/defense hurt - primarily due to not owning index stock Boeing, a hybrid play on commercial aerospace and defense. This stock, easily the fund's biggest relative detractor, outperformed amid a growing consensus that the company had remedied the electrical problems that plagued its 787 Dreamliner® aircraft. Another negative was not having any exposure to the strong-performing airline group, especially Delta Air Lines. The fund's cash position also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Industrials Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	11.8	13.7
United Technologies Corp.	7.2	6.7
Danaher Corp.	5.6	4.1
Union Pacific Corp.	4.3	2.0
Honeywell International, Inc.	3.9	3.7
Caterpillar, Inc.	3.5	0.0
Eaton Corp. PLC	2.9	2.8
Precision Castparts Corp.	2.8	2.2
Cummins, Inc.	2.4	2.8
Towers Watson & Co.	2.3	2.5
	46.7
Top Industries (% of fund's net assets)
As of September 30, 2013
Machinery 30.7%
Industrial Conglomerates 17.4%
Aerospace & Defense 16.3%
Electrical Equipment 8.1%
Professional Services 7.1%
All Others* 20.4%

As of March 31, 2013
Machinery 25.5%
Industrial Conglomerates 23.2%
Aerospace & Defense 17.3%
Electrical Equipment 7.5%
Professional Services 7.1%
All Others* 19.4%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Industrials Central Fund

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
AEROSPACE & DEFENSE - 16.3%
Aerospace & Defense - 16.3%
Honeywell International, Inc.	563,482	$ 46,791,545
Precision Castparts Corp.	147,336	33,480,633
Teledyne Technologies, Inc. (a)	215,412	18,294,941
Textron, Inc.	381,918	10,544,756
United Technologies Corp.	793,657	85,572,098
		194,683,973
AIR FREIGHT & LOGISTICS - 1.2%
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	247,653	14,750,213
AUTO COMPONENTS - 2.1%
Auto Parts & Equipment - 2.1%
Johnson Controls, Inc.	591,339	24,540,569
BUILDING PRODUCTS - 1.5%
Building Products - 1.5%
A.O. Smith Corp.	402,208	18,179,802
Aspen Aerogels, Inc. warrants 3/28/23 (a)(c)	7,639,470	76
		18,179,878
COMMERCIAL SERVICES & SUPPLIES - 2.0%
Environmental & Facility Services - 2.0%
Stericycle, Inc. (a)	71,958	8,303,953
Waste Connections, Inc.	352,614	16,012,202
		24,316,155
CONSTRUCTION & ENGINEERING - 3.3%
Construction & Engineering - 3.3%
Chicago Bridge & Iron Co. NV	91,684	6,213,425
EMCOR Group, Inc.	235,375	9,210,224
URS Corp.	453,598	24,380,893
		39,804,542
ELECTRICAL EQUIPMENT - 8.1%
Electrical Components & Equipment - 8.1%
AMETEK, Inc.	266,462	12,262,581
Eaton Corp. PLC	505,977	34,831,457
Generac Holdings, Inc.	250,507	10,681,618
Common Stocks - continued
	Shares	Value
ELECTRICAL EQUIPMENT - CONTINUED
Electrical Components & Equipment - continued
Hubbell, Inc. Class B	205,651	$ 21,539,886
Rockwell Automation, Inc.	164,632	17,605,746
		96,921,288
INDUSTRIAL CONGLOMERATES - 17.4%
Industrial Conglomerates - 17.4%
Danaher Corp.	973,619	67,491,269
General Electric Co.	5,906,601	141,108,697
		208,599,966
LIFE SCIENCES TOOLS & SERVICES - 0.5%
Life Sciences Tools & Services - 0.5%
Eurofins Scientific SA	24,011	6,051,635
MACHINERY - 30.7%
Construction & Farm Machinery & Heavy Trucks - 10.9%
Caterpillar, Inc.	504,126	42,028,985
Cummins, Inc.	216,875	28,816,181
Manitowoc Co., Inc.	1,069,986	20,950,326
Oshkosh Truck Corp. (a)	168,784	8,267,040
Toro Co.	198,718	10,800,323
Wabtec Corp.	317,590	19,966,883
		130,829,738
Industrial Machinery - 19.8%
Donaldson Co., Inc.	153,835	5,865,729
Dover Corp.	200,093	17,974,354
GEA Group AG	248,356	10,198,928
Global Brass & Copper Holdings, Inc.	58,500	1,026,090
Graco, Inc.	198,529	14,703,058
Harsco Corp.	502,043	12,500,871
IDEX Corp.	239,637	15,636,314
Ingersoll-Rand PLC	258,647	16,796,536
ITT Corp.	269,623	9,692,947
Nordson Corp.	100,296	7,384,794
Pall Corp.	222,054	17,107,040
Parker Hannifin Corp.	220,922	24,018,640
Pentair Ltd.	342,962	22,271,952
Stanley Black & Decker, Inc.	217,935	19,738,373
Timken Co.	236,531	14,286,472
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Industrial Machinery - continued
TriMas Corp. (a)	305,844	$ 11,407,981
Valmont Industries, Inc.	115,378	16,027,158
		236,637,237
TOTAL MACHINERY		367,466,975
PROFESSIONAL SERVICES - 7.1%
Human Resource & Employment Services - 2.3%
Towers Watson & Co.	258,069	27,603,060
Research & Consulting Services - 4.8%
Dun & Bradstreet Corp.	204,548	21,242,310
Nielsen Holdings B.V.	614,924	22,413,980
Verisk Analytics, Inc. (a)	216,484	14,062,801
		57,719,091
TOTAL PROFESSIONAL SERVICES		85,322,151
ROAD & RAIL - 5.4%
Railroads - 4.3%
Union Pacific Corp.	327,168	50,822,277
Trucking - 1.1%
J.B. Hunt Transport Services, Inc.	181,050	13,203,977
TOTAL ROAD & RAIL		64,026,254
TRADING COMPANIES & DISTRIBUTORS - 4.0%
Trading Companies & Distributors - 4.0%
Applied Industrial Technologies, Inc.	100,079	5,154,069
W.W. Grainger, Inc.	56,019	14,660,732
Watsco, Inc.	125,800	11,859,166
WESCO International, Inc. (a)	218,666	16,734,509
		48,408,476
TOTAL COMMON STOCKS (Cost $890,468,855)		1,193,072,075
Convertible Bonds - 0.4%
	Principal Amount	Value
BUILDING PRODUCTS - 0.4%
Building Products - 0.4%
Aspen Aerogels, Inc.:
8% 6/1/14 (c)	$ 1,732,644	$ 1,732,644
8% 12/6/14 (c)	2,443,762	2,443,762
8% 3/28/16 (c)	197,531	197,531
TOTAL CONVERTIBLE BONDS (Cost $4,373,861)		4,373,937
Money Market Funds - 0.1%
	Shares
Fidelity Cash Central Fund, 0.10% (b) (Cost $1,763,753)	1,763,753	1,763,753
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $896,606,469)		1,199,209,765
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(729,665)
NET ASSETS - 100%		$ 1,198,480,100
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,374,014 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. warrants 3/28/23	5/6/13	$ 76
Aspen Aerogels, Inc. 8% 6/1/14	6/14/11 - 12/31/12	$ 1,732,644
Aspen Aerogels, Inc. 8% 12/6/14	12/6/11 - 12/31/12	$ 2,443,762
Aspen Aerogels, Inc. 8% 3/28/16	5/6/13	$ 197,455
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 29,293
Fidelity Securities Lending Cash Central Fund	12,791
Total	$ 42,084
Other Information

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,193,072,075	$ 1,193,071,999	$ -	$ 76
Convertible Bonds	4,373,937	-	-	4,373,937
Money Market Funds	1,763,753	1,763,753	-	-
Total Investments in Securities:	$ 1,199,209,765	$ 1,194,835,752	$ -	$ 4,374,013

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Industrials Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $894,842,716)	$ 1,197,446,012
Fidelity Central Funds (cost $1,763,753)	1,763,753
Total Investments (cost $896,606,469)		$ 1,199,209,765
Receivable for investments sold		6,464,193
Receivable for fund shares sold		124,325
Dividends receivable		1,801,487
Interest receivable		260,793
Distributions receivable from Fidelity Central Funds		607
Total assets		1,207,861,170

Liabilities
Payable for investments purchased	$ 6,958,897
Payable for fund shares redeemed	2,415,147
Other payables and accrued expenses	7,026
Total liabilities		9,381,070

Net Assets		$ 1,198,480,100
Net Assets consist of:
Paid in capital		$ 895,867,646
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		302,612,454
Net Assets, for 6,045,459 shares outstanding		$ 1,198,480,100
Net Asset Value, offering price and redemption price per share ($1,198,480,100 ÷ 6,045,459 shares)		$ 198.24

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Industrials Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 18,566,706
Interest		354,527
Income from Fidelity Central Funds		42,084
Total income		18,963,317

Expenses
Custodian fees and expenses	$ 25,552
Independent directors' compensation	6,236
Interest	287
Total expenses before reductions	32,075
Expense reductions	(6,236)	25,839
Net investment income (loss)		18,937,478
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	103,898,630
Foreign currency transactions	4,927
Total net realized gain (loss)		103,903,557
Change in net unrealized appreciation (depreciation) on: Investment securities	171,455,506
Assets and liabilities in foreign currencies	4,032
Total change in net unrealized appreciation (depreciation)		171,459,538
Net gain (loss)		275,363,095
Net increase (decrease) in net assets resulting from operations		$ 294,300,573

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,937,478	$ 16,447,402
Net realized gain (loss)	103,903,557	(8,612,133)
Change in net unrealized appreciation (depreciation)	171,459,538	208,821,449
Net increase (decrease) in net assets resulting from operations	294,300,573	216,656,718
Distributions to partners from net investment income	(18,580,889)	(15,897,005)
Affiliated share transactions Proceeds from sales of shares	139,013,463	172,824,381
Reinvestment of distributions	18,580,468	15,896,635
Cost of shares redeemed	(118,900,259)	(133,183,202)
Net increase (decrease) in net assets resulting from share transactions	38,693,672	55,537,814
Total increase (decrease) in net assets	314,413,356	256,297,527

Net Assets
Beginning of period	884,066,744	627,769,217
End of period	$ 1,198,480,100	$ 884,066,744
Other Affiliated Information Shares
Sold	816,331	1,257,202
Issued in reinvestment of distributions	106,075	108,993
Redeemed	(675,386)	(913,436)
Net increase (decrease)	247,020	452,759

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 152.47	$ 117.43	$ 123.67	$ 101.63	$ 105.55
Income from Investment Operations
Net investment income (loss) B	3.15	2.81	2.21	1.67	1.76
Net realized and unrealized gain (loss)	45.71	34.95	(6.31)	21.93	(3.98)
Total from investment operations	48.86	37.76	(4.10)	23.60	(2.22)
Distributions to partners from net investment income	(3.09)	(2.72)	(2.14)	(1.56)	(1.70)
Net asset value, end of period	$ 198.24	$ 152.47	$ 117.43	$ 123.67	$ 101.63
Total Return A	32.33%	32.29%	(3.60)%	23.36%	(1.60)%
Ratios to Average Net Assets C, F
Expenses before reductions	-% E	-% E	.01%	.01%	-% E
Expenses net of fee waivers, if any	-% E	-% E	.01%	.01%	-% E
Expenses net of all reductions	-% E	-% E	.01%	.01%	-% E
Net investment income (loss)	1.80%	1.95%	1.56%	1.46%	2.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,198,480	$ 884,067	$ 627,769	$ 656,960	$ 601,590
Portfolio turnover rate D	73% G	85%	105%	105% G	146%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Information Technology Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity Information Technology Central Fund	17.45%	18.51%	12.42%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Information Technology Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Information Technology Central Fund: For the year, the fund returned 17.45%, topping the 11.37% gain of the MSCI® U.S. IMI Information Technology 25-50 Index but trailing the S&P 500®. The tech sector enjoyed strong performance from Internet software/services and semiconductor-related stocks, but was weighed down by weakness in computer hardware. Versus the MSCI sector index, the fund's performance was bolstered by positioning in smaller-cap stocks and a sizable underweighting in mega-caps, especially weak-performing technology services provider and index heavyweight IBM. Moving from a large overweighting to a significant underweighting in smartphone and computer hardware maker Apple also helped overall. Stock selection in semiconductors was another positive, especially Cree and Micron Technology, both of which I overweighted, on average, but reduced, and Taiwan's Inotera Memories, a non-benchmark position I more than doubled. Detractors from relative performance included an underweighted position in strong-performing social-networking platform Facebook. Another underweighted holding that detracted was networking equipment provider Cisco Systems. I materially increased both positions, bringing Cisco to an overweighting while remaining underweighted in Facebook. Positioning in systems software hurt results, largely due to an increased underweighting in industry giant Microsoft, which outperformed the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Information Technology Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	9.3	9.1
Apple, Inc.	5.0	9.7
Cisco Systems, Inc.	4.3	0.9
salesforce.com, Inc.	3.7	4.2
Visa, Inc. Class A	3.4	3.0
Juniper Networks, Inc.	2.8	1.8
LinkedIn Corp.	2.0	1.2
NHN Corp.	2.0	0.2
Fidelity National Information Services, Inc.	1.7	1.5
Lenovo Group Ltd.	1.7	1.1
	35.9
Top Industries (% of fund's net assets)
As of September 30, 2013
Internet Software & Services 23.8%
Software 18.6%
Communications Equipment 12.6%
Semiconductors & Semiconductor Equipment 11.3%
IT Services 9.5%
All Others* 24.2%

As of March 31, 2013
Software 22.7%
Internet Software & Services 18.5%
Computers & Peripherals 14.5%
Semiconductors & Semiconductor Equipment 12.5%
IT Services 10.0%
All Others* 21.8%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Information Technology Central Fund

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
AEROSPACE & DEFENSE - 0.0%
Aerospace & Defense - 0.0%
DigitalGlobe, Inc. (a)	635	$ 20,079
AUTOMOBILES - 0.7%
Automobile Manufacturers - 0.7%
Tesla Motors, Inc. (a)	71,740	13,875,951
CHEMICALS - 0.1%
Commodity Chemicals - 0.1%
LG Chemical Ltd.	3,735	1,068,851
COMMUNICATIONS EQUIPMENT - 12.6%
Communications Equipment - 12.6%
AAC Technology Holdings, Inc.	37,000	168,162
ADTRAN, Inc.	200,092	5,330,451
ADVA AG Optical Networking (a)	545,789	3,397,982
Alcatel-Lucent SA (a)	661,200	2,354,039
Alcatel-Lucent SA sponsored ADR (a)	2,683,190	9,471,661
Aruba Networks, Inc. (a)	219,066	3,645,258
BlackBerry Ltd. (a)	500	3,975
Brocade Communications Systems, Inc. (a)	32,390	260,740
Ciena Corp. (a)(d)	443,960	11,090,121
Cisco Systems, Inc.	3,661,333	85,748,419
Comba Telecom Systems Holdings Ltd. (a)	141,000	46,722
F5 Networks, Inc. (a)	370,442	31,769,106
Finisar Corp. (a)	107	2,421
HTC Corp.	20,000	89,307
Infinera Corp. (a)	675,479	7,639,667
Ixia (a)	376,099	5,893,471
JDS Uniphase Corp. (a)	1,424	20,947
Juniper Networks, Inc. (a)	2,768,261	54,977,663
Motorola Solutions, Inc.	22	1,306
Oplink Communications, Inc. (a)	300	5,646
Palo Alto Networks, Inc. (a)	393	18,007
Polycom, Inc. (a)	150	1,638
Radware Ltd. (a)	463,527	6,466,202
Riverbed Technology, Inc. (a)	943	13,758
Ruckus Wireless, Inc. (d)	175,189	2,948,431
Sandvine Corp. (U.K.) (a)	2,609,300	5,193,015
Sonus Networks, Inc. (a)	3,285,668	11,105,558
Spirent Communications PLC	1,062,900	2,195,650
ZTE Corp. (H Shares) (a)	476,040	984,500
		250,843,823
Common Stocks - continued
	Shares	Value
COMPUTERS & PERIPHERALS - 9.2%
Computer Hardware - 8.6%
3D Systems Corp. (a)	43,027	$ 2,323,028
Advantech Co. Ltd.	400,000	2,239,437
Apple, Inc.	207,548	98,948,509
Cray, Inc. (a)	112,906	2,717,647
Hewlett-Packard Co.	1,294	27,148
Lenovo Group Ltd.	31,662,000	33,107,547
NCR Corp. (a)	646,054	25,590,199
Stratasys Ltd. (a)	58,932	5,967,454
Wistron Corp.	189,577	183,735
		171,104,704
Computer Storage & Peripherals - 0.6%
ADLINK Technology, Inc.	3,450	5,987
Catcher Technology Co. Ltd.	2,000	10,588
Chicony Electronics Co. Ltd.	65,650	163,675
EMC Corp.	383,984	9,814,631
Gemalto NV	1,940	208,309
NetApp, Inc.	11	469
SanDisk Corp.	10,437	621,106
Synaptics, Inc. (a)	417	18,465
Wacom Co. Ltd.	20,500	197,199
		11,040,429
TOTAL COMPUTERS & PERIPHERALS		182,145,133
DIVERSIFIED CONSUMER SERVICES - 0.1%
Education Services - 0.0%
Educomp Solutions Ltd.	20,737	6,146
Specialized Consumer Services - 0.1%
LifeLock, Inc.	106,600	1,580,878
TOTAL DIVERSIFIED CONSUMER SERVICES		1,587,024
DIVERSIFIED FINANCIAL SERVICES - 0.1%
Multi-Sector Holdings - 0.1%
Investment AB Kinnevik	58,000	2,008,029
Common Stocks - continued
	Shares	Value
ELECTRICAL EQUIPMENT - 0.1%
Electrical Components & Equipment - 0.1%
Dynapack International Technology Corp.	28,000	$ 79,280
TECO Electric & Machinery Co. Ltd.	1,045,000	1,106,475
		1,185,755
ELECTRONIC EQUIPMENT & COMPONENTS - 4.4%
Electronic Components - 1.9%
Aeroflex Holding Corp. (a)	230	1,619
Amphenol Corp. Class A	25,414	1,966,535
AU Optronics Corp. (a)	18,000	6,725
Delta Electronics, Inc.	187,000	907,767
DTS, Inc. (a)	3,014	63,294
InvenSense, Inc. (a)(d)	271,999	4,792,622
Kyocera Corp.	4,400	234,641
Ledlink Optics, Inc.	1,112,511	3,304,302
Omron Corp.	124,900	4,524,355
Sapphire Technology Co. Ltd. (a)	53,463	2,400,667
Sunny Optical Technology Group Co. Ltd.	224,000	233,649
Taiyo Yuden Co. Ltd.	1,200	15,749
Tong Hsing Electronics Industries Ltd.	2,484,000	12,310,341
TXC Corp.	1,437,000	1,920,148
Universal Display Corp. (a)(d)	639	20,467
Yaskawa Electric Corp.	292,000	4,125,073
		36,827,954
Electronic Equipment & Instruments - 0.7%
Chroma ATE, Inc.	436,188	982,718
FEI Co.	7,100	623,380
Keyence Corp.	17,720	6,742,349
National Instruments Corp.	193,984	5,999,925
RealD, Inc. (a)(d)	27,813	194,691
Test Research, Inc.	16,988	24,079
TPK Holding Co. Ltd. GDR (Reg. S)	2,031	18,447
		14,585,589
Electronic Manufacturing Services - 1.3%
Benchmark Electronics, Inc. (a)	7,200	164,808
Fabrinet (a)	129	2,172
Jabil Circuit, Inc.	56	1,214
Ju Teng International Holdings Ltd.	7,628,000	4,474,967
KEMET Corp. (a)	2,906	12,147
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - CONTINUED
Electronic Manufacturing Services - continued
TE Connectivity Ltd.	323,945	$ 16,773,872
Trimble Navigation Ltd. (a)	143,855	4,273,932
		25,703,112
Technology Distributors - 0.5%
Arrow Electronics, Inc. (a)	2	97
Digital China Holdings Ltd. (H Shares)	8,480,000	10,386,931
Redington India Ltd.	124,433	108,847
WPG Holding Co. Ltd.	45,187	53,195
WT Microelectronics Co. Ltd.	37,079	42,647
		10,591,717
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		87,708,372
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Health Care Equipment - 0.1%
Biosensors International Group Ltd.	1,633,000	1,256,104
HEALTH CARE TECHNOLOGY - 1.2%
Health Care Technology - 1.2%
athenahealth, Inc. (a)	75,363	8,181,407
Cerner Corp. (a)	111,625	5,865,894
M3, Inc.	3,885	10,773,357
		24,820,658
HOTELS, RESTAURANTS & LEISURE - 0.0%
Leisure Facilities - 0.0%
Forgame Holdings Ltd.	13,600	89,429
HOUSEHOLD DURABLES - 1.7%
Consumer Electronics - 1.7%
Alpine Electronics, Inc.	355,900	3,879,970
Panasonic Corp. (a)	646,300	6,256,655
Sharp Corp. (a)	1,000	3,688
Skyworth Digital Holdings Ltd.	7,300,000	3,482,510
Sony Corp. (d)	48,200	1,034,607
Sony Corp. sponsored ADR (d)	645,000	13,880,400
TCL Multimedia Technology Holdings Ltd.	11,666,000	5,550,296
Tonly Electronics Holdings Ltd. (a)	39,800	25,658
		34,113,784
Common Stocks - continued
	Shares	Value
HOUSEHOLD DURABLES - CONTINUED
Household Appliances - 0.0%
Haier Electronics Group Co. Ltd.	30,000	$ 58,098
TOTAL HOUSEHOLD DURABLES		34,171,882
HOUSEHOLD PRODUCTS - 0.0%
Household Products - 0.0%
NVC Lighting Holdings Ltd.	399,000	99,288
INDUSTRIAL CONGLOMERATES - 0.0%
Industrial Conglomerates - 0.0%
Samsung Techwin Co. Ltd.	409	23,219
Toshiba Corp.	53,000	238,856
		262,075
INTERNET & CATALOG RETAIL - 2.2%
Internet Retail - 2.2%
Amazon.com, Inc. (a)	51,048	15,959,647
Ctrip.com International Ltd. sponsored ADR (a)(d)	39,265	2,294,254
E-Commerce China Dangdang, Inc. ADR (a)	350	3,668
Groupon, Inc. Class A (a)(d)	682,352	7,649,166
Netflix, Inc. (a)	64	19,789
priceline.com, Inc. (a)	4,996	5,050,706
Rakuten, Inc.	332,800	5,051,749
Start Today Co. Ltd.	89,500	2,528,074
TripAdvisor, Inc. (a)	53,898	4,087,624
YOOX SpA (a)	57,200	1,960,886
		44,605,563
INTERNET SOFTWARE & SERVICES - 23.8%
Internet Software & Services - 23.8%
Active Network, Inc. (a)	134,781	1,928,716
Angie's List, Inc. (a)(d)	498,564	11,217,690
AOL, Inc.	52,500	1,815,450
Baidu.com, Inc. sponsored ADR (a)	33,500	5,198,530
Bankrate, Inc. (a)	182,843	3,761,081
Bazaarvoice, Inc. (a)	6,100	55,388
ChannelAdvisor Corp. (a)	48,569	1,779,082
ChinaCache International Holdings Ltd. sponsored ADR (a)	11,568	68,830
comScore, Inc. (a)	33,500	970,495
Cornerstone OnDemand, Inc. (a)	149,056	7,667,441
Cvent, Inc.	2,300	80,891
Common Stocks - continued
	Shares	Value
INTERNET SOFTWARE & SERVICES - CONTINUED
Internet Software & Services - continued
DealerTrack Holdings, Inc. (a)	121,104	$ 5,188,095
Demandware, Inc. (a)	127,598	5,911,615
E2open, Inc. (a)	120,475	2,698,640
eBay, Inc. (a)	3,714	207,204
eGain Communications Corp. (a)	97,150	1,465,994
Equinix, Inc. (a)	200	36,730
Facebook, Inc. Class A (a)	510,046	25,624,711
GMO Internet, Inc.	80,300	1,050,068
Google, Inc. Class A (a)	211,334	185,109,554
INFO Edge India Ltd. (a)	66,452	336,878
IntraLinks Holdings, Inc. (a)	32,860	289,168
Kakaku.com, Inc.	262,000	6,124,959
LinkedIn Corp. (a)	162,074	39,879,928
LivePerson, Inc. (a)	10,600	100,064
LogMeIn, Inc. (a)	31,952	992,110
Mail.Ru Group Ltd.:
GDR (e)	2,300	87,860
GDR (Reg. S)	60,226	2,300,633
Marketo, Inc.	57,300	1,826,724
MercadoLibre, Inc.	130	17,538
Millennial Media, Inc. (a)(d)	248,800	1,759,016
Move, Inc. (a)	367,094	6,222,243
NHN Corp.	76,417	39,611,969
Pandora Media, Inc. (a)	400	10,052
Qihoo 360 Technology Co. Ltd. ADR (a)	2,330	193,856
Rackspace Hosting, Inc. (a)	21,346	1,126,215
Renren, Inc. ADR (a)(d)	7,700	25,949
Responsys, Inc. (a)	723,827	11,943,146
SciQuest, Inc. (a)	208,256	4,677,430
Shutterstock, Inc.	28,635	2,082,337
SINA Corp. (a)	260	21,104
Sohu.com, Inc. (a)	131,800	10,389,794
SouFun Holdings Ltd. ADR	326	16,835
TelecityGroup PLC	72,700	976,860
Tencent Holdings Ltd.	378,300	19,841,984
Textura Corp.	209,000	9,003,720
Trulia, Inc.	9,413	442,693
Velti PLC (a)	23,138	8,401
VeriSign, Inc. (a)	3,796	193,178
Vocus, Inc. (a)	350,142	3,259,822
Web.com Group, Inc. (a)	238,007	7,697,146
Common Stocks - continued
	Shares	Value
INTERNET SOFTWARE & SERVICES - CONTINUED
Internet Software & Services - continued
XO Group, Inc. (a)	8,600	$ 111,112
Yahoo!, Inc. (a)	478,381	15,863,114
Yandex NV (a)	222,675	8,109,824
Yelp, Inc. (a)	232,934	15,415,572
Youku Tudou, Inc. ADR (a)	754	20,660
Zillow, Inc. (a)	5,644	476,184
		473,292,283
IT SERVICES - 9.5%
Data Processing & Outsourced Services - 8.3%
Automatic Data Processing, Inc.	66,602	4,820,653
DST Systems, Inc.	40,636	3,064,361
Euronet Worldwide, Inc. (a)	11,005	437,999
EVERTEC, Inc.	126,100	2,800,681
Fidelity National Information Services, Inc.	747,247	34,702,151
Fiserv, Inc. (a)	39,628	4,004,409
FleetCor Technologies, Inc. (a)	98,061	10,802,400
Global Payments, Inc.	396	20,228
Heartland Payment Systems, Inc.	48,765	1,936,946
Jack Henry & Associates, Inc.	56,800	2,931,448
MasterCard, Inc. Class A	7,709	5,186,461
Paychex, Inc.	122,180	4,965,395
QIWI PLC Class B sponsored ADR	23,900	747,114
Syntel, Inc.	2,488	199,289
Teletech Holdings, Inc. (a)	4,706	118,074
The Western Union Co.	169,978	3,171,789
Total System Services, Inc.	393,662	11,581,536
VeriFone Systems, Inc. (a)	22	503
Visa, Inc. Class A	353,977	67,645,005
WEX, Inc. (a)	58,657	5,147,152
WNS Holdings Ltd. sponsored ADR (a)	11,900	252,518
		164,536,112
IT Consulting & Other Services - 1.2%
Accenture PLC Class A	293	21,577
Bit-isle, Inc.	3,500	29,973
Camelot Information Systems, Inc. ADR (a)	300	570
ChinaSoft International Ltd. (a)	520,000	142,137
Cognizant Technology Solutions Corp. Class A (a)	155,101	12,736,894
Digital Garage, Inc. (d)	34,200	1,080,854
EPAM Systems, Inc. (a)	124,500	4,295,250
Common Stocks - continued
	Shares	Value
IT SERVICES - CONTINUED
IT Consulting & Other Services - continued
IBM Corp.	790	$ 146,292
InterXion Holding N.V. (a)	39,900	887,376
Pactera Technology International Ltd. ADR	194,430	1,145,193
ServiceSource International, Inc. (a)	178,280	2,153,622
Unisys Corp. (a)	48,000	1,209,120
Virtusa Corp. (a)	36,100	1,049,066
		24,897,924
TOTAL IT SERVICES		189,434,036
LIFE SCIENCES TOOLS & SERVICES - 0.2%
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)(d)	26	2,102
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	118,449	3,245,503
		3,247,605
MACHINERY - 0.5%
Industrial Machinery - 0.5%
Airtac International Group	33,170	233,394
Fanuc Corp.	36,100	5,982,747
Mirle Automation Corp.	180,095	144,997
Shin Zu Shing Co. Ltd.	538,000	1,186,618
SMC Corp.	8,000	1,909,326
		9,457,082
MEDIA - 0.1%
Advertising - 0.0%
Dentsu, Inc.	300	11,444
ReachLocal, Inc. (a)	1,415	16,853
		28,297
Cable & Satellite - 0.0%
DIRECTV (a)	290	17,328
Movies & Entertainment - 0.1%
IMAX Corp. (a)	66,100	1,998,864
TOTAL MEDIA		2,044,489
OFFICE ELECTRONICS - 0.0%
Office Electronics - 0.0%
Xerox Corp.	11,144	114,672
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - 0.0%
Pharmaceuticals - 0.0%
China Medical System Holdings Ltd.	216,500	$ 185,071
PROFESSIONAL SERVICES - 0.0%
Research & Consulting Services - 0.0%
Acacia Research Corp.	775	17,872
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.3%
Semiconductor Equipment - 3.0%
Advanced Energy Industries, Inc. (a)	8,509	149,078
Aixtron AG (a)(d)	383,262	6,469,036
Amkor Technology, Inc. (a)	3,396	14,569
Applied Materials, Inc.	1,107	19,417
ASM International NV (depositary receipt)	4,859	168,607
ASML Holding NV	63,595	6,280,642
Entegris, Inc. (a)	20,283	205,872
GCL-Poly Energy Holdings Ltd. (a)	17,582,000	5,077,899
GT Advanced Technologies, Inc. (a)(d)	37,560	319,636
ICD Co. Ltd. (a)	11,308	128,915
Lam Research Corp. (a)	18,374	940,565
Nanometrics, Inc. (a)	103,200	1,663,584
Rubicon Technology, Inc. (a)(d)	726,744	8,800,870
Teradyne, Inc. (a)	9,564	157,997
Tessera Technologies, Inc.	756,905	14,646,112
Ultratech, Inc. (a)	149,126	4,518,518
Veeco Instruments, Inc. (a)	241,837	9,003,592
		58,564,909
Semiconductors - 8.3%
Advanced Micro Devices, Inc. (a)(d)	2,563	9,739
Alpha & Omega Semiconductor Ltd. (a)	18,456	155,215
Altera Corp.	532,658	19,793,571
Analog Devices, Inc.	4,032	189,706
Applied Micro Circuits Corp. (a)	240,657	3,104,475
ARM Holdings PLC sponsored ADR	8	385
Avago Technologies Ltd.	5,163	222,629
Broadcom Corp. Class A	76,085	1,978,971
Canadian Solar, Inc. (a)	50	850
Cavium, Inc. (a)	134,512	5,541,894
Chipbond Technology Corp.	1,980,000	4,079,091
ChipMOS TECHNOLOGIES (Bermuda) Ltd.	95,238	1,712,379
Cirrus Logic, Inc. (a)(d)	7,564	171,552
Cree, Inc. (a)	29,723	1,789,027
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Crystalwise Technology, Inc. (a)	97,000	$ 87,120
Cypress Semiconductor Corp.	389,470	3,637,650
Dialog Semiconductor PLC (a)	8,100	155,002
Diodes, Inc. (a)	792	19,404
Epistar Corp.	972,000	1,841,345
EZchip Semiconductor Ltd. (a)(d)	64,738	1,595,144
Fairchild Semiconductor International, Inc. (a)	1,104	15,335
Freescale Semiconductor Holdings I Ltd. (a)	149,359	2,486,827
Himax Technologies, Inc. sponsored ADR (d)	151,700	1,517,000
Hittite Microwave Corp. (a)	15,840	1,035,144
Infineon Technologies AG	1,969	19,699
Inotera Memories, Inc. (a)	18,988,000	10,598,491
Inphi Corp. (a)	311,634	4,185,245
Intermolecular, Inc. (a)	782,834	4,313,415
International Rectifier Corp. (a)	8,150	201,876
Intersil Corp. Class A	219,317	2,462,930
JA Solar Holdings Co. Ltd. ADR (a)(d)	18,696	190,138
Linear Technology Corp.	483	19,156
LSI Corp.	25,165	196,790
MagnaChip Semiconductor Corp. (a)	137	2,950
Marvell Technology Group Ltd.	1,113	12,800
Maxim Integrated Products, Inc.	47	1,401
MediaTek, Inc.	2,950	36,475
Melexis NV	7,501	200,418
Mellanox Technologies Ltd. (a)(d)	147,722	5,607,527
Micron Technology, Inc. (a)	1,704,142	29,771,361
Mindspeed Technologies, Inc. (a)(d)	347,345	1,055,929
Monolithic Power Systems, Inc.	74,151	2,245,292
Novatek Microelectronics Corp.	1,824,000	7,558,608
NVIDIA Corp.	12,498	194,469
NXP Semiconductors NV (a)	5,834	217,083
O2Micro International Ltd. sponsored ADR (a)	31,100	96,410
Omnivision Technologies, Inc. (a)	41,231	631,247
ON Semiconductor Corp. (a)	22,170	161,841
Parade Technologies Ltd.	112,003	780,509
Phison Electronics Corp.	17,000	122,492
PMC-Sierra, Inc. (a)	492,090	3,257,636
Power Integrations, Inc.	3,735	202,250
Radiant Opto-Electronics Corp.	342,654	1,222,895
Rambus, Inc. (a)	616,282	5,793,051
RDA Microelectronics, Inc. sponsored ADR	33,707	515,380
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
RF Micro Devices, Inc. (a)	3,531	$ 19,915
Samsung Electronics Co. Ltd.	4	5,089
Semtech Corp. (a)	6,166	184,918
Seoul Semiconductor Co. Ltd.	11,278	425,603
Silicon Laboratories, Inc. (a)	77,865	3,325,614
Silicon Motion Technology Corp. sponsored ADR	112	1,463
Siliconware Precision Industries Co. Ltd. sponsored ADR	115,000	664,700
Sitronix Technology Corp.	601,000	811,201
SK Hynix, Inc. (a)	270,750	7,622,108
Skyworks Solutions, Inc. (a)	9,803	243,507
Spreadtrum Communications, Inc. ADR	615	18,733
STMicroelectronics NV (NY Shares) unit (d)	2,050	18,860
Texas Instruments, Inc.	6,045	243,432
Trina Solar Ltd. (a)	22,700	350,942
Xilinx, Inc.	385,938	18,085,055
YoungTek Electronics Corp.	77,755	160,450
		165,196,809
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		223,761,718
SOFTWARE - 18.6%
Application Software - 13.2%
Adobe Systems, Inc. (a)	517,994	26,904,608
ANSYS, Inc. (a)	108,511	9,388,372
Aspen Technology, Inc. (a)	251,880	8,702,454
Autodesk, Inc. (a)	261,774	10,777,236
Blackbaud, Inc.	5,572	217,531
BroadSoft, Inc. (a)	231,787	8,351,286
Citrix Systems, Inc. (a)	276,220	19,503,894
Compuware Corp.	286,587	3,209,774
Comverse, Inc.	622	19,873
Concur Technologies, Inc. (a)	72,006	7,956,663
Descartes Systems Group, Inc. (a)	465,700	5,343,987
Guidewire Software, Inc. (a)	226,452	10,668,154
Interactive Intelligence Group, Inc. (a)	20,500	1,301,545
Intuit, Inc.	150,777	9,998,023
Jive Software, Inc. (a)	183,756	2,296,950
Kingdee International Software Group Co. Ltd. (a)	29,195,600	8,394,408
Manhattan Associates, Inc. (a)	9,000	859,050
MicroStrategy, Inc. Class A (a)	96,864	10,050,609
Open Text Corp.	300	22,417
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Application Software - continued
Parametric Technology Corp. (a)	107,828	$ 3,065,550
Pegasystems, Inc.	50,440	2,008,016
PROS Holdings, Inc. (a)	20,167	689,510
QLIK Technologies, Inc. (a)	121,439	4,158,071
RealPage, Inc. (a)	100	2,316
salesforce.com, Inc. (a)	1,432,329	74,352,198
SAP AG	275	20,338
SAP AG sponsored ADR	26	1,922
SolarWinds, Inc. (a)	27,431	961,731
Solera Holdings, Inc.	57,000	3,013,590
Splunk, Inc. (a)	66,113	3,969,425
Synchronoss Technologies, Inc. (a)	29,599	1,126,538
Synopsys, Inc. (a)	87	3,280
TIBCO Software, Inc. (a)	565,031	14,459,143
Ultimate Software Group, Inc. (a)	42,700	6,293,980
Verint Systems, Inc. (a)	508	18,826
Workday, Inc. Class A	39,359	3,185,324
		261,296,592
Home Entertainment Software - 2.5%
Activision Blizzard, Inc.	842,937	14,051,760
Capcom Co. Ltd.	10,000	192,571
Electronic Arts, Inc. (a)	323,500	8,265,425
NHN Entertainment Corp. (a)	6,037	662,956
Nintendo Co. Ltd.	132,400	14,996,163
Nintendo Co. Ltd. ADR	125,600	1,773,472
Perfect World Co. Ltd. sponsored ADR Class B (d)	473,019	9,413,078
Take-Two Interactive Software, Inc. (a)	10,911	198,144
		49,553,569
Systems Software - 2.9%
Allot Communications Ltd. (a)	152,381	1,924,572
Check Point Software Technologies Ltd. (a)	40	2,262
CommVault Systems, Inc. (a)	57,466	5,047,239
FleetMatics Group PLC	66,379	2,492,531
Fortinet, Inc. (a)	821	16,633
Imperva, Inc. (a)	20,908	878,554
Infoblox, Inc. (a)	31,300	1,308,966
Insyde Software Corp.	33,000	58,384
Microsoft Corp.	153,779	5,122,378
NetSuite, Inc. (a)	89,670	9,678,980
Red Hat, Inc. (a)	238,618	11,009,835
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Systems Software - continued
ServiceNow, Inc. (a)	248,343	$ 12,901,419
Symantec Corp.	1,318	32,621
Tableau Software, Inc.	3,300	235,092
Totvs SA	150,700	2,549,178
VMware, Inc. Class A (a)	60,000	4,854,000
		58,112,644
TOTAL SOFTWARE		368,962,805
WIRELESS TELECOMMUNICATION SERVICES - 1.6%
Wireless Telecommunication Services - 1.6%
RingCentral, Inc.	224,800	4,050,896
SBA Communications Corp. Class A (a)	11	885
SoftBank Corp.	398,000	27,640,107
		31,691,888
TOTAL COMMON STOCKS (Cost $1,523,033,793)		1,947,957,537
Money Market Funds - 5.7%

Fidelity Cash Central Fund, 0.10% (b)	67,245,272	67,245,272
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	46,703,457	46,703,457
TOTAL MONEY MARKET FUNDS (Cost $113,948,729)		113,948,729
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $1,636,982,522)		2,061,906,266
NET OTHER ASSETS (LIABILITIES) - (3.8)%		(76,081,993)
NET ASSETS - 100%		$ 1,985,824,273
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $87,860 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 97,438
Fidelity Securities Lending Cash Central Fund	454,622
Total	$ 552,060
Other Information

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,947,957,537	$ 1,834,393,436	$ 113,564,101	$ -
Money Market Funds	113,948,729	113,948,729	-	-
Total Investments in Securities:	$ 2,061,906,266	$ 1,948,342,165	$ 113,564,101	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 21,019,830
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	77.2%
Japan	6.0%
Cayman Islands	3.5%
Taiwan	2.8%
Korea (South)	2.6%
Hong Kong	1.7%
Israel	1.1%
Bermuda	1.0%
Others (Individually Less Than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Information Technology Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $45,370,600) - See accompanying schedule: Unaffiliated issuers (cost $1,523,033,793)	$ 1,947,957,537
Fidelity Central Funds (cost $113,948,729)	113,948,729
Total Investments (cost $1,636,982,522)		$ 2,061,906,266
Foreign currency held at value (cost $768,177)		768,177
Receivable for investments sold		61,189,695
Receivable for fund shares sold		1,372
Dividends receivable		596,800
Distributions receivable from Fidelity Central Funds		57,088
Total assets		2,124,519,398

Liabilities
Payable for investments purchased	$ 89,077,191
Payable for fund shares redeemed	2,876,465
Other payables and accrued expenses	38,012
Collateral on securities loaned, at value	46,703,457
Total liabilities		138,695,125

Net Assets		$ 1,985,824,273
Net Assets consist of:
Paid in capital		$ 1,560,916,149
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		424,908,124
Net Assets, for 8,924,938 shares outstanding		$ 1,985,824,273
Net Asset Value, offering price and redemption price per share ($1,985,824,273 ÷ 8,924,938 shares)		$ 222.50

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Information Technology Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 14,983,794
Interest		561,972
Income from Fidelity Central Funds		552,060
Total income		16,097,826

Expenses
Custodian fees and expenses	$ 166,478
Independent directors' compensation	10,414
Interest	66
Total expenses before reductions	176,958
Expense reductions	(10,748)	166,210
Net investment income (loss)		15,931,616
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	228,009,314
Foreign currency transactions	(384,223)
Total net realized gain (loss)		227,625,091
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $33,493)	55,682,973
Assets and liabilities in foreign currencies	(15,408)
Total change in net unrealized appreciation (depreciation)		55,667,565
Net gain (loss)		283,292,656
Net increase (decrease) in net assets resulting from operations		$ 299,224,272

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 15,931,616	$ 10,334,315
Net realized gain (loss)	227,625,091	33,034,203
Change in net unrealized appreciation (depreciation)	55,667,565	325,138,494
Net increase (decrease) in net assets resulting from operations	299,224,272	368,507,012
Distributions to partners from net investment income	(14,619,205)	(9,303,198)
Affiliated share transactions Proceeds from sales of shares	238,329,770	405,611,506
Reinvestment of distributions	14,618,981	9,303,050
Cost of shares redeemed	(183,706,801)	(256,227,635)
Net increase (decrease) in net assets resulting from share transactions	69,241,950	158,686,921
Total increase (decrease) in net assets	353,847,017	517,890,735

Net Assets
Beginning of period	1,631,977,256	1,114,086,521
End of period	$ 1,985,824,273	$ 1,631,977,256
Other Affiliated Information Shares
Sold	1,237,669	2,491,293
Issued in reinvestment of distributions	73,260	51,585
Redeemed	(929,781)	(1,415,514)
Net increase (decrease)	381,148	1,127,364

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 191.01	$ 150.22	$ 153.23	$ 122.94	$ 98.21
Income from Investment Operations
Net investment income (loss) B	1.80	1.20	.72	.59	.77
Net realized and unrealized gain (loss)	31.33	40.67	(3.04)	30.27	24.72
Total from investment operations	33.13	41.87	(2.32)	30.86	25.49
Distributions to partners from net investment income	(1.64)	(1.08)	(.69)	(.57)	(.76)
Net asset value, end of period	$ 222.50	$ 191.01	$ 150.22	$ 153.23	$ 122.94
Total Return A	17.45%	27.92%	(1.58)%	25.16%	26.30%
Ratios to Average Net Assets C, E
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	.92%	.68%	.41%	.43%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,985,824	$ 1,631,977	$ 1,114,087	$ 1,002,770	$ 1,005,322
Portfolio turnover rate D	157% F	195%	188%	128% F	216%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Materials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity Materials Central Fund	16.98%	15.91%	12.94%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Materials Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from Tobias Welo, Portfolio Manager of Fidelity® Materials Central Fund: For the year, the fund returned 16.98%, slightly lagging the 17.10% gain of the MSCI® U.S. IMI Materials 25-50 Index and also trailing the S&P 500®. The materials sector enjoyed robust gains across most chemicals groups but was kept in check by particular weakness in gold and diversified metals/mining. Versus the MSCI sector index, a non-index stake in Canada-based gold miner Goldcorp was the fund's largest relative detractor. Despite a sharply declining gold price, I liked this firm's fundamentals and added to the position during the period's first half. Also detracting were large underweightings, on average, in two strong-performing producers of diversified chemicals in the index, Dow Chemical and DuPont, both of which I sold. Conversely, relative performance benefited from stock selection and an underweighting in fertilizers and agricultural chemicals, where avoiding weak-performing fertilizer maker and index stock Mosaic was particularly rewarding. Not owning another fertilizer producer, CF Industries Holdings, for much of the period also paid off, although the fund had roughly an index weighting here at the beginning and end of the period. Moreover, I sold the fund's underweighted stake in weak-performing gold miner Newmont Mining, which resulted in this index component being the fund's largest relative contributor by far.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Materials Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	9.8	9.8
LyondellBasell Industries NV Class A	6.0	5.2
Praxair, Inc.	5.7	0.5
FMC Corp.	5.2	3.2
Ecolab, Inc.	4.9	4.8
Eastman Chemical Co.	4.4	3.5
PPG Industries, Inc.	4.1	3.9
International Paper Co.	3.6	4.0
Ashland, Inc.	3.2	2.8
Vulcan Materials Co.	3.0	2.3
	49.9
Top Industries (% of fund's net assets)
As of September 30, 2013
Chemicals 68.6%
Containers & Packaging 9.7%
Metals & Mining 9.3%
Construction Materials 4.8%
Paper & Forest Products 4.4%
All Others* 3.2%

As of March 31, 2013
Chemicals 64.3%
Metals & Mining 11.3%
Containers & Packaging 10.2%
Paper & Forest Products 4.6%
Construction Materials 4.0%
All Others* 5.6%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Materials Central Fund

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
BUILDING PRODUCTS - 0.0%
Building Products - 0.0%
Aspen Aerogels, Inc. warrants 3/28/23 (a)(e)	2,629,730	$ 26
CHEMICALS - 68.6%
Commodity Chemicals - 9.5%
Axiall Corp.	165,970	6,272,006
Cabot Corp.	180,973	7,729,357
LyondellBasell Industries NV Class A	326,030	23,875,177
		37,876,540
Diversified Chemicals - 14.7%
Eastman Chemical Co.	226,094	17,612,723
FMC Corp.	292,994	21,013,530
Lanxess AG	60,330	3,916,005
PPG Industries, Inc.	97,872	16,350,496
		58,892,754
Fertilizers & Agricultural Chemicals - 13.8%
CF Industries Holdings, Inc.	43,139	9,094,995
Intrepid Potash, Inc.	14,700	230,496
Monsanto Co.	374,547	39,091,468
Potash Corp. of Saskatchewan, Inc.	217,400	6,798,169
		55,215,128
Industrial Gases - 7.9%
Airgas, Inc.	85,214	9,036,945
Praxair, Inc.	189,700	22,803,837
		31,840,782
Specialty Chemicals - 22.7%
Albemarle Corp.	55,602	3,499,590
Ashland, Inc.	140,289	12,973,927
Cytec Industries, Inc.	76,302	6,207,931
Ecolab, Inc.	200,271	19,778,764
H.B. Fuller Co.	32,791	1,481,825
NewMarket Corp.	9,516	2,739,752
Rockwood Holdings, Inc.	59,206	3,960,881
Royal DSM NV	30,481	2,300,156
RPM International, Inc.	128,299	4,644,424
Sherwin-Williams Co.	59,815	10,897,097
Common Stocks - continued
	Shares	Value
CHEMICALS - CONTINUED
Specialty Chemicals - continued
Sigma Aldrich Corp.	123,791	$ 10,559,372
W.R. Grace & Co. (a)	133,548	11,672,095
		90,715,814
TOTAL CHEMICALS		274,541,018
CONSTRUCTION MATERIALS - 4.8%
Construction Materials - 4.8%
Eagle Materials, Inc.	54,307	3,939,973
Martin Marietta Materials, Inc.	34,689	3,405,419
Vulcan Materials Co.	229,141	11,871,795
		19,217,187
CONTAINERS & PACKAGING - 9.7%
Metal & Glass Containers - 3.9%
Aptargroup, Inc.	120,353	7,236,826
Ball Corp.	120,608	5,412,887
Silgan Holdings, Inc.	64,534	3,033,098
		15,682,811
Paper Packaging - 5.8%
Graphic Packaging Holding Co. (a)	499,167	4,272,870
MeadWestvaco Corp.	207,839	7,976,861
Rock-Tenn Co. Class A	109,332	11,072,052
		23,321,783
TOTAL CONTAINERS & PACKAGING		39,004,594
METALS & MINING - 9.3%
Diversified Metals & Mining - 2.0%
Copper Mountain Mining Corp. (a)	931,800	1,592,125
First Quantum Minerals Ltd.	114,300	2,128,318
Grupo Mexico SA de CV Series B	842,700	2,518,540
Turquoise Hill Resources Ltd. (a)(d)	370,113	1,634,886
		7,873,869
Gold - 2.4%
Franco-Nevada Corp.	65,700	2,980,594
Goldcorp, Inc.	154,150	4,010,699
Royal Gold, Inc.	53,306	2,593,870
		9,585,163
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - 4.9%
Carpenter Technology Corp.	137,867	$ 8,011,451
Haynes International, Inc.	46,967	2,129,014
Reliance Steel & Aluminum Co.	129,028	9,453,882
		19,594,347
TOTAL METALS & MINING		37,053,379
OIL, GAS & CONSUMABLE FUELS - 2.1%
Coal & Consumable Fuels - 2.1%
Peabody Energy Corp.	499,273	8,612,459
PAPER & FOREST PRODUCTS - 4.4%
Forest Products - 0.5%
Canfor Corp. (a)	90,200	2,036,845
Paper Products - 3.9%
International Paper Co.	316,810	14,193,088
P.H. Glatfelter Co.	44,100	1,193,787
		15,386,875
TOTAL PAPER & FOREST PRODUCTS		17,423,720
TOTAL COMMON STOCKS (Cost $302,960,603)		395,852,383
Convertible Bonds - 0.4%
	Principal Amount
BUILDING PRODUCTS - 0.4%
Building Products - 0.4%
Aspen Aerogels, Inc.:
8% 6/1/14 (e)	$ 1,465,221	1,465,221
8% 12/6/14 (e)	143,076	143,076
8% 3/28/16 (e)	67,996	67,996
TOTAL CONVERTIBLE BONDS (Cost $1,676,267)		1,676,293
Money Market Funds - 0.9%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	3,484,470	$ 3,484,470
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	323,000	323,000
TOTAL MONEY MARKET FUNDS (Cost $3,807,470)		3,807,470
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $308,444,340)		401,336,146
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(914,111)
NET ASSETS - 100%		$ 400,422,035
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,676,319 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. warrants 3/28/23	5/6/13	$ 26
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11 - 12/31/12	$ 1,465,221
Aspen Aerogels, Inc. 8% 12/6/14	6/12/12 - 12/31/12	$ 143,076
Aspen Aerogels, Inc. 8% 3/28/16	5/6/13	$ 67,970
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,989
Fidelity Securities Lending Cash Central Fund	87,690
Total	$ 102,679
Other Information

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 395,852,383	$ 395,852,357	$ -	$ 26
Convertible Bonds	1,676,293	-	-	1,676,293
Money Market Funds	3,807,470	3,807,470	-	-
Total Investments in Securities:	$ 401,336,146	$ 399,659,827	$ -	$ 1,676,319
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	86.5%
Netherlands	6.6%
Canada	5.3%
Germany	1.0%
Others (Individually Less Than 1%)	0.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Materials Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $300,560) - See accompanying schedule: Unaffiliated issuers (cost $304,636,870)	$ 397,528,676
Fidelity Central Funds (cost $3,807,470)	3,807,470
Total Investments (cost $308,444,340)		$ 401,336,146
Receivable for investments sold		3,362,113
Receivable for fund shares sold		43,559
Dividends receivable		350,816
Interest receivable		100,164
Distributions receivable from Fidelity Central Funds		494
Total assets		405,193,292

Liabilities
Payable for investments purchased	$ 4,444,530
Other payables and accrued expenses	3,727
Collateral on securities loaned, at value	323,000
Total liabilities		4,771,257

Net Assets		$ 400,422,035
Net Assets consist of:
Paid in capital		$ 307,531,216
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		92,890,819
Net Assets, for 1,932,534 shares outstanding		$ 400,422,035
Net Asset Value, offering price and redemption price per share ($400,422,035 ÷ 1,932,534 shares)		$ 207.20

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 5,227,475
Special dividends		969,088
Interest		136,771
Income from Fidelity Central Funds		102,679
Total income		6,436,013

Expenses
Custodian fees and expenses	$ 15,225
Independent directors' compensation	2,147
Total expenses before reductions	17,372
Expense reductions	(2,148)	15,224
Net investment income (loss)		6,420,789
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,268,606
Foreign currency transactions	(12,460)
Total net realized gain (loss)		14,256,146
Change in net unrealized appreciation (depreciation) on: Investment securities	36,075,235
Assets and liabilities in foreign currencies	154
Total change in net unrealized appreciation (depreciation)		36,075,389
Net gain (loss)		50,331,535
Net increase (decrease) in net assets resulting from operations		$ 56,752,324

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Materials Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,420,789	$ 5,509,895
Net realized gain (loss)	14,256,146	11,614,172
Change in net unrealized appreciation (depreciation)	36,075,389	67,115,671
Net increase (decrease) in net assets resulting from operations	56,752,324	84,239,738
Distributions to partners from net investment income	(6,307,305)	(4,941,930)
Affiliated share transactions Proceeds from sales of shares	50,081,266	61,364,225
Reinvestment of distributions	6,306,874	4,941,566
Cost of shares redeemed	(20,950,838)	(46,343,108)
Net increase (decrease) in net assets resulting from share transactions	35,437,302	19,962,683
Total increase (decrease) in net assets	85,882,321	99,260,491

Net Assets
Beginning of period	314,539,714	215,279,223
End of period	$ 400,422,035	$ 314,539,714
Other Affiliated Information Shares
Sold	263,276	383,493
Issued in reinvestment of distributions	33,111	30,012
Redeemed	(108,477)	(274,194)
Net increase (decrease)	187,910	139,311

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 180.29	$ 134.10	$ 141.22	$ 125.92	$ 110.04
Income from Investment Operations
Net investment income (loss) B	3.44 E	3.10	2.78	5.16 F	1.93
Net realized and unrealized gain (loss)	26.85	45.95	(7.38)	14.82	15.74
Total from investment operations	30.29	49.05	(4.60)	19.98	17.67
Distributions to partners from net investment income	(3.38)	(2.86)	(2.52)	(4.68)	(1.79)
Net asset value, end of period	$ 207.20	$ 180.29	$ 134.10	$ 141.22	$ 125.92
Total Return A	16.98%	36.80%	(3.61)%	16.14%	16.78%
Ratios to Average Net Assets C, G
Expenses before reductions	-% I	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	-% I	.01%	.01%	.01%	.01%
Expenses net of all reductions	-% I	.01%	.01%	.01%	.01%
Net investment income (loss)	1.79% E	1.86%	1.66%	3.84% F	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 400,422	$ 314,540	$ 215,279	$ 224,026	$ 229,335
Portfolio turnover rate D	64% H	76%	105%	104% H	158%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.52 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.52%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $2.76 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.79%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Amount represents less than .01%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Telecom Services Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity Telecom Services Central Fund	14.73%	14.84%	9.13%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Telecom Services Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from Matthew Drukker, who became Portfolio Manager of Fidelity® Telecom Services Central Fund on January 19, 2013: For the year, the fund gained 14.73%, outperforming the 11.33% return of its sector benchmark, the MSCI® U.S. IMI Telecommunications Services 25-50 Index, but lagging the S&P 500®. Despite good results, telecom stocks finished behind the broader market, as the sector's revenue growth was at the lower end of its historical range, growth in corporate wireline services and wired residential voice lines declined, and earnings growth was slower than expected, largely due to intensified competition for wireless customers. Fund performance relative to the MSCI benchmark was bolstered by positioning in integrated telecom services, especially a sizable underweighting in AT&T, a major index component. Investors had a negative view of the firm's financial results and market-share trends, which weighed on the stock. An out-of-benchmark stake in British multinational telecom giant Vodafone Group also lifted results. On the flip side, picks in wireless telecom services hurt. Here, an underweighting in Leap Wireless International proved detrimental in July, when the stock soared on news that AT&T would acquire the firm. I increased the fund's position in Leap to an overweighting by period end, but not before it curbed results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Telecom Services Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	21.5	25.3
AT&T, Inc.	9.2	6.5
American Tower Corp.	7.7	6.8
SBA Communications Corp. Class A	5.9	5.5
Vodafone Group PLC sponsored ADR	4.8	4.8
CenturyLink, Inc.	3.4	5.5
T-Mobile U.S., Inc.	3.3	2.2
Crown Castle International Corp.	3.3	2.2
Telephone & Data Systems, Inc.	2.5	2.6
Lumos Networks Corp.	2.4	1.7
	64.0
Top Industries (% of fund's net assets)
As of September 30, 2013
Diversified Telecommunication Services 56.4%
Wireless Telecommunication Services 28.0%
Real Estate Investment Trusts 7.9%
Media 2.7%
Internet Software & Services 1.1%
All Others* 3.9%

As of March 31, 2013
Diversified Telecommunication Services 58.2%
Wireless Telecommunication Services 26.9%
Real Estate Investment Trusts 6.8%
Media 2.5%
Electronic Equipment & Components 1.2%
All Others* 4.4%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Telecom Services Central Fund

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES - 56.4%
Alternative Carriers - 12.7%
8x8, Inc. (a)	132,500	$ 1,334,275
Cogent Communications Group, Inc.	151,802	4,895,615
inContact, Inc. (a)	277,506	2,294,975
Iridium Communications, Inc. (a)(d)	449,180	3,090,358
Level 3 Communications, Inc. (a)	246,932	6,590,615
Lumos Networks Corp.	330,625	7,164,644
Premiere Global Services, Inc. (a)	303,405	3,021,914
Towerstream Corp. (a)	533,556	1,525,970
tw telecom, Inc. (a)	177,200	5,292,078
Vonage Holdings Corp. (a)	781,329	2,453,373
		37,663,817
Integrated Telecommunication Services - 43.7%
AT&T, Inc.	804,346	27,202,982
Atlantic Tele-Network, Inc.	93,000	4,848,090
Bezeq The Israeli Telecommunication Corp. Ltd.	1,110,900	2,042,716
Cbeyond, Inc. (a)	251,178	1,610,051
CenturyLink, Inc.	321,685	10,094,475
Cincinnati Bell, Inc. (a)	866,647	2,357,280
Consolidated Communications Holdings, Inc.	39,200	675,808
Frontier Communications Corp. (d)	1,289,053	5,375,351
General Communications, Inc. Class A (a)	358,146	3,409,550
Hawaiian Telcom Holdco, Inc. (a)	72,635	1,932,091
IDT Corp. Class B	77,981	1,384,163
Koninklijke KPN NV (a)	453,895	1,446,092
Telefonica Brasil SA sponsored ADR (d)	66,760	1,498,094
Verizon Communications, Inc.	1,363,002	63,597,674
Windstream Holdings, Inc. (d)	228,872	1,830,976
		129,305,393
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		166,969,210
INTERNET SOFTWARE & SERVICES - 1.1%
Internet Software & Services - 1.1%
Equinix, Inc. (a)	8,200	1,505,930
Rackspace Hosting, Inc. (a)	28,791	1,519,013
Velti PLC (a)	99,689	36,197
		3,061,140
Common Stocks - continued
	Shares	Value
MEDIA - 2.7%
Broadcasting - 0.3%
Sinclair Broadcast Group, Inc. Class A	30,400	$ 1,019,008
Cable & Satellite - 2.4%
Comcast Corp. Class A	40,602	1,833,180
DISH Network Corp. Class A	42,400	1,908,424
Liberty Global PLC:
Class A (a)	21,482	1,704,597
Class C (a)	21,300	1,606,659
		7,052,860
TOTAL MEDIA		8,071,868
REAL ESTATE INVESTMENT TRUSTS - 7.9%
Office REITs - 0.2%
CyrusOne, Inc.	39,200	744,016
Specialized REITs - 7.7%
American Tower Corp.	306,598	22,728,110
TOTAL REAL ESTATE INVESTMENT TRUSTS		23,472,126
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.6%
Semiconductors - 0.6%
Broadcom Corp. Class A	65,531	1,704,461
SOFTWARE - 0.5%
Application Software - 0.5%
Synchronoss Technologies, Inc. (a)	38,190	1,453,511
WIRELESS TELECOMMUNICATION SERVICES - 28.0%
Wireless Telecommunication Services - 28.0%
America Movil S.A.B. de CV Series L sponsored ADR	36,400	721,084
Boingo Wireless, Inc. (a)	384,655	2,692,585
China Mobile Ltd. sponsored ADR	18,300	1,032,669
Crown Castle International Corp. (a)	134,171	9,798,508
KDDI Corp.	33,700	1,731,842
Leap Wireless International, Inc. (a)	386,100	6,096,519
Millicom International Cellular SA (depository receipt)	18,500	1,633,614
Mobile TeleSystems OJSC sponsored ADR (d)	42,800	952,728
NII Holdings, Inc. (a)(d)	659,016	4,000,227
NTELOS Holdings Corp.	46,752	878,938
RingCentral, Inc.	500	9,010
SBA Communications Corp. Class A (a)	216,064	17,384,509
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
Shenandoah Telecommunications Co.	28,774	$ 693,453
Sprint Corp. (a)	222,191	1,379,806
T-Mobile U.S., Inc. (a)	379,375	9,852,369
Telephone & Data Systems, Inc.	251,198	7,422,901
U.S. Cellular Corp.	54,000	2,458,620
Vodafone Group PLC sponsored ADR	403,718	14,202,799
		82,942,181
TOTAL COMMON STOCKS (Cost $232,294,952)		287,674,497
Money Market Funds - 6.8%

Fidelity Cash Central Fund, 0.10% (b)	9,975,199	9,975,199
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	10,035,000	10,035,000
TOTAL MONEY MARKET FUNDS (Cost $20,010,199)		20,010,199
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $252,305,151)		307,684,696
NET OTHER ASSETS (LIABILITIES) - (4.0)%		(11,725,726)
NET ASSETS - 100%		$ 295,958,970
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,255
Fidelity Securities Lending Cash Central Fund	226,803
Total	$ 241,058
Other Information

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 287,674,497	$ 285,942,655	$ 1,731,842	$ -
Money Market Funds	20,010,199	20,010,199	-	-
Total Investments in Securities:	$ 307,684,696	$ 305,952,854	$ 1,731,842	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Telecom Services Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $9,473,098) - See accompanying schedule: Unaffiliated issuers (cost $232,294,952)	$ 287,674,497
Fidelity Central Funds (cost $20,010,199)	20,010,199
Total Investments (cost $252,305,151)		$ 307,684,696
Receivable for investments sold		64,376
Receivable for fund shares sold		28,478
Dividends receivable		388,207
Distributions receivable from Fidelity Central Funds		9,221
Total assets		308,174,978

Liabilities
Payable for investments purchased	$ 355,195
Payable for fund shares redeemed	1,821,368
Other payables and accrued expenses	4,445
Collateral on securities loaned, at value	10,035,000
Total liabilities		12,216,008

Net Assets		$ 295,958,970
Net Assets consist of:
Paid in capital		$ 240,579,411
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		55,379,559
Net Assets, for 1,897,838 shares outstanding		$ 295,958,970
Net Asset Value, offering price and redemption price per share ($295,958,970 ÷ 1,897,838 shares)		$ 155.95

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Telecom Services Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 8,171,692
Interest		12
Income from Fidelity Central Funds		241,058
Total income		8,412,762

Expenses
Custodian fees and expenses	$ 15,403
Independent directors' compensation	1,686
Total expenses before reductions	17,089
Expense reductions	(1,686)	15,403
Net investment income (loss)		8,397,359
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,845,542
Foreign currency transactions	(5,978)
Total net realized gain (loss)		36,839,564
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,105,735)
Assets and liabilities in foreign currencies	617
Total change in net unrealized appreciation (depreciation)		(6,105,118)
Net gain (loss)		30,734,446
Net increase (decrease) in net assets resulting from operations		$ 39,131,805

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,397,359	$ 7,141,656
Net realized gain (loss)	36,839,564	4,458,095
Change in net unrealized appreciation (depreciation)	(6,105,118)	47,576,123
Net increase (decrease) in net assets resulting from operations	39,131,805	59,175,874
Distributions to partners from net investment income	(8,149,534)	(6,979,469)
Affiliated share transactions Proceeds from sales of shares	38,105,576	47,741,246
Reinvestment of distributions	8,148,918	6,978,911
Cost of shares redeemed	(35,196,941)	(35,630,581)
Net increase (decrease) in net assets resulting from share transactions	11,057,553	19,089,576
Total increase (decrease) in net assets	42,039,824	71,285,981

Net Assets
Beginning of period	253,919,146	182,633,165
End of period	$ 295,958,970	$ 253,919,146
Other Affiliated Information Shares
Sold	262,732	403,422
Issued in reinvestment of distributions	55,726	56,279
Redeemed	(234,964)	(286,466)
Net increase (decrease)	83,494	173,235

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 139.95	$ 111.29	$ 116.76	$ 99.56	$ 89.72
Income from Investment Operations
Net investment income (loss) B	4.39	3.96	3.02	3.49	1.70
Net realized and unrealized gain (loss)	15.88	28.57	(5.50)	17.24	9.81
Total from investment operations	20.27	32.53	(2.48)	20.73	11.51
Distributions to partners from net investment income	(4.27)	(3.87)	(2.99)	(3.53)	(1.67)
Net asset value, end of period	$ 155.95	$ 139.95	$ 111.29	$ 116.76	$ 99.56
Total Return A	14.73%	29.73%	(2.37)%	21.36%	13.29%
Ratios to Average Net Assets C, E
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	3.00%	3.20%	2.45%	3.34%	2.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 295,959	$ 253,919	$ 182,633	$ 180,143	$ 173,872
Portfolio turnover rate D	82% F	59%	53%	47% F	151%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Utilities Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity Utilities Central Fund	15.04%	10.55%	6.98%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Utilities Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Utilities Central Fund: For the year, the fund gained 15.04%, easily outpacing the MSCI® U.S. IMI Utilities 25-50 Index, which rose 8.98%, but trailing the broad-based S&P 500®. Versus the broader market, concerns about higher tax rates on dividends reduced demand for utilities stocks, making the typically more-defensive sector the third-worst performer among all 10 major market segments. Relative to the MSCI sector index, strong stock selection in several industries drove the fund's outperformance, including oil/gas storage and transport, which was not in the index. Here, it helped to hold Houston-based Cheniere Energy, which continued to benefit from becoming the first firm to receive federal approval to construct a natural gas terminal in Louisiana. Picks in oil/gas exploration and production also were additive, with our out-of-benchmark position in Energen, which I established in May, the fund's top individual contributor. Conversely, positioning in gas utilities detracted. At the stock level, underweighting strong-performing multi-utility Dominion Resources hurt the most. A first-half underweighting in Florida-based electric utility NextEra Energy also nicked results. I sold the stock in April, but it outperformed as its dividend increased more than I anticipated, so I repurchased the stock in June and ended the period with an overweighting, but the fund missed out on the advance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Utilities Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Duke Energy Corp.	7.8	13.5
Sempra Energy	7.8	6.9
NextEra Energy, Inc.	7.0	3.1
ONEOK, Inc.	5.9	2.3
CenterPoint Energy, Inc.	5.6	5.2
OGE Energy Corp.	5.6	1.3
NRG Energy, Inc.	5.3	3.4
Ameren Corp.	4.5	1.4
PPL Corp.	4.5	0.0
Edison International	4.3	4.7
	58.3
Top Industries (% of fund's net assets)
As of September 30, 2013
Electric Utilities 34.7%
Multi-Utilities 26.6%
Oil, Gas & Consumable Fuels 18.2%
Independent Power Producers & Energy Traders 12.4%
Gas Utilities 6.8%
All Others* 1.3%

As of March 31, 2013
Electric Utilities 44.0%
Multi-Utilities 26.2%
Independent Power Producers & Energy Traders 10.5%
Oil, Gas & Consumable Fuels 7.5%
Water Utilities 4.4%
All Others* 7.4%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Utilities Central Fund

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
ELECTRIC UTILITIES - 34.7%
Electric Utilities - 34.7%
American Electric Power Co., Inc.	194,187	$ 8,418,006
Duke Energy Corp.	466,299	31,139,449
Edison International	375,588	17,299,583
FirstEnergy Corp.	199,563	7,274,071
ITC Holdings Corp.	69,889	6,559,782
NextEra Energy, Inc.	345,442	27,690,631
OGE Energy Corp.	614,966	22,194,123
PPL Corp.	586,819	17,827,561
		138,403,206
GAS UTILITIES - 6.8%
Gas Utilities - 6.8%
National Fuel Gas Co.	54,531	3,749,552
ONEOK, Inc.	438,170	23,363,224
		27,112,776
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 12.4%
Independent Power Producers & Energy Traders - 12.4%
Calpine Corp. (a)	833,622	16,197,275
Drax Group PLC	213,300	2,356,750
NRG Energy, Inc.	774,328	21,162,384
The AES Corp.	722,661	9,604,165
		49,320,574
MULTI-UTILITIES - 26.6%
Multi-Utilities - 26.6%
Ameren Corp.	515,305	17,953,226
CenterPoint Energy, Inc.	929,258	22,274,314
Dominion Resources, Inc.	47,800	2,986,544
NiSource, Inc.	516,026	15,940,043
PG&E Corp.	384,769	15,744,747
Sempra Energy	362,215	31,005,604
		105,904,478
OIL, GAS & CONSUMABLE FUELS - 18.2%
Oil & Gas Exploration & Production - 4.0%
Energen Corp.	211,113	16,126,922
Oil & Gas Storage & Transport - 14.2%
Cheniere Energy, Inc. (a)	281,471	9,609,420
Enbridge, Inc.	264,200	11,034,303
Energy Transfer Equity LP	205,024	13,486,479
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Storage & Transport - continued
The Williams Companies, Inc.	398,219	$ 14,479,243
TransCanada Corp. (d)	179,300	7,876,632
		56,486,077
TOTAL OIL, GAS & CONSUMABLE FUELS		72,612,999
TOTAL COMMON STOCKS (Cost $349,960,700)		393,354,033
Money Market Funds - 2.1%

Fidelity Cash Central Fund, 0.10% (b)	7,378,312	7,378,312
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	1,198,410	1,198,410
TOTAL MONEY MARKET FUNDS (Cost $8,576,722)		8,576,722
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $358,537,422)		401,930,755
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(3,273,844)
NET ASSETS - 100%		$ 398,656,911
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,947
Fidelity Securities Lending Cash Central Fund	20,158
Total	$ 27,105
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Utilities Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $1,135,762) - See accompanying schedule: Unaffiliated issuers (cost $349,960,700)	$ 393,354,033
Fidelity Central Funds (cost $8,576,722)	8,576,722
Total Investments (cost $358,537,422)		$ 401,930,755
Foreign currency held at value (cost $37)		32
Receivable for fund shares sold		43,852
Dividends receivable		864,235
Distributions receivable from Fidelity Central Funds		1,518
Other receivables		799
Total assets		402,841,191

Liabilities
Payable for investments purchased	$ 2,982,304
Payable for fund shares redeemed	704
Other payables and accrued expenses	2,862
Collateral on securities loaned, at value	1,198,410
Total liabilities		4,184,280

Net Assets		$ 398,656,911
Net Assets consist of:
Paid in capital		$ 355,263,480
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		43,393,431
Net Assets, for 3,056,438 shares outstanding		$ 398,656,911
Net Asset Value, offering price and redemption price per share ($398,656,911 ÷ 3,056,438 shares)		$ 130.43

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Utilities Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 11,837,494
Income from Fidelity Central Funds		27,105
Total income		11,864,599

Expenses
Custodian fees and expenses	$ 9,472
Independent directors' compensation	2,201
Total expenses before reductions	11,673
Expense reductions	(2,201)	9,472
Net investment income (loss)		11,855,127
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,098,125
Foreign currency transactions	(20,041)
Total net realized gain (loss)		23,078,084
Change in net unrealized appreciation (depreciation) on: Investment securities	16,199,909
Assets and liabilities in foreign currencies	275
Total change in net unrealized appreciation (depreciation)		16,200,184
Net gain (loss)		39,278,268
Net increase (decrease) in net assets resulting from operations		$ 51,133,395

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,855,127	$ 10,361,472
Net realized gain (loss)	23,078,084	17,307,385
Change in net unrealized appreciation (depreciation)	16,200,184	17,093,237
Net increase (decrease) in net assets resulting from operations	51,133,395	44,762,094
Distributions to partners from net investment income	(11,108,706)	(9,702,703)
Affiliated share transactions Proceeds from sales of shares	56,907,122	63,802,318
Reinvestment of distributions	11,108,261	9,702,279
Cost of shares redeemed	(29,721,164)	(33,826,050)
Net increase (decrease) in net assets resulting from share transactions	38,294,219	39,678,547
Total increase (decrease) in net assets	78,318,908	74,737,938

Net Assets
Beginning of period	320,338,003	245,600,065
End of period	$ 398,656,911	$ 320,338,003
Other Affiliated Information Shares
Sold	462,503	589,892
Issued in reinvestment of distributions	89,417	87,104
Redeemed	(236,211)	(298,959)
Net increase (decrease)	315,709	378,037

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 116.88	$ 103.95	$ 97.15	$ 88.29	$ 93.34
Income from Investment Operations
Net investment income (loss) B	4.04	3.82	3.41	3.34	3.17
Net realized and unrealized gain (loss)	13.29	12.71	6.62	8.61	(5.09)
Total from investment operations	17.33	16.53	10.03	11.95	(1.92)
Distributions to partners from net investment income	(3.78)	(3.60)	(3.23)	(3.09)	(3.13)
Net asset value, end of period	$ 130.43	$ 116.88	$ 103.95	$ 97.15	$ 88.29
Total Return A	15.04%	16.13%	10.38%	13.86%	(1.67)%
Ratios to Average Net Assets C, F
Expenses before reductions	-% E	-% E	.01%	.01%	.01%
Expenses net of fee waivers, if any	-% E	-% E	.01%	.01%	.01%
Expenses net of all reductions	-% E	-% E	.01%	.01%	.01%
Net investment income (loss)	3.23%	3.43%	3.31%	3.68%	3.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 398,657	$ 320,338	$ 245,600	$ 221,920	$ 180,398
Portfolio turnover rate D	148% G	175%	201%	246% G	216%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

1. Organization.

Fidelity Consumer Discretionary Central Fund (Consumer Discretionary), Fidelity Consumer Staples Central Fund (Consumer Staples), Fidelity Energy Central Fund (Energy), Fidelity Financials Central Fund (Financials), Fidelity Health Care Central Fund (Health Care), Fidelity Industrials Central Fund (Industrials), Fidelity Information Technology Central Fund (Information Technology), Fidelity Materials Central Fund (Materials), Fidelity Telecom Services Central Fund (Telecom Services), and Fidelity Utilities Central Fund (Utilities), collectively referred to as the Funds, are funds of Fidelity Central Investment Portfolios LLC (the LLC) and are authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each Fund in the LLC is a separate partnership for tax purposes. Shares of each Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Funds are non-diversified with the exception of Financials and Health Care. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. The Funds are referred to as Fidelity Central Funds and may also invest in other Fidelity Central Funds available only to investment companies and other accounts managed by FMR and its affiliates. The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each Fund, in accordance with the Partnership Agreement. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which

Annual Report

Notes to Financial Statements - continued

2. Investments in Fidelity Central Funds - continued

are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Directors (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including other Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2013, including information on transfers between Levels 1 and 2 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE, normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from other Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because each Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return. Consumer Discretionary and Information Technology are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Partners - continued

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Funds' partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by each Fund; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Consumer Discretionary	1,070,535,994	287,868,329	(16,671,992)	271,196,337
Consumer Staples	751,200,950	288,047,272	(3,171,425)	284,875,847
Energy	877,007,934	202,656,809	(13,727,857)	188,928,952
Financials	1,879,354,348	162,439,295	(39,220,794)	123,218,501
Health Care	1,078,203,296	425,892,160	(14,635,002)	411,257,158
Industrials	901,310,275	300,306,857	(2,407,367)	297,899,490
Information Technology	1,641,680,445	447,204,350	(26,978,529)	420,225,821
Materials	309,135,799	101,800,584	(9,600,237)	92,200,347
Telecom Services	252,680,146	66,378,810	(11,374,260)	55,004,550
Utilities	358,665,275	47,100,412	(3,834,932)	43,265,480

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Consumer Discretionary	1,443,598,637	1,363,671,968
Consumer Staples	321,066,511	323,641,269
Energy	913,000,892	961,774,514
Financials	4,307,837,852	4,125,751,270
Health Care	1,366,775,662	1,402,153,570
Industrials	791,939,662	751,730,440
Information Technology	2,740,723,572	2,639,301,119
Materials	257,962,236	222,580,166
Telecom Services	234,701,492	220,352,006
Utilities	560,171,480	536,748,678

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides each Fund with investment management services. The Funds do not pay any fees for these services. Pursuant to each Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract FMR pays all other expenses of each Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions - continued

appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Consumer Discretionary	$ 34,619
Consumer Staples	5,377
Energy	21,854
Financials	159,277
Health Care	19,202
Industrials	14,115
Information Technology	74,757
Materials	4,720
Telecom Services	15,479
Utilities	8,393

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Consumer Discretionary	Borrower	$ 5,548,714.34%		$ 362
Consumer Staples	Borrower	6,586,000.32%		119
Financials	Borrower	7,349,500.36%		730
Health Care	Borrower	8,939,895.33%		1,545
Industrials	Borrower	10,841,333.32%		287
Information Technology	Borrower	7,655,000.31%		66

Exchange In-Kind. During the period, Fidelity Stock Selector All Cap Fund completed exchange in-kind transactions with each Fund. Fidelity Stock Selector All Cap Fund delivered securities in exchange for shares of each Fund, as presented in the accompanying table. The value of securities delivered from Fidelity Stock Selector All Cap Fund is included in proceeds from sales of shares in the accompanying Statements of Changes in Net Assets. Each Fund recognized no gain or loss for federal income tax purposes.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Exchange In-Kind - continued

Details of the transactions are presented in the accompanying table:

Fund	Value of securities delivered from Fidelity Stock Selector All Cap Fund	Unrealized appreciation (depreciation)	Exchanged number of shares
Consumer Discretionary	$ 37,806,617	$ 3,096,501	197,982
Consumer Staples	33,047,862	1,669,582	179,040
Energy	34,724,718	1,109,963	250,013
Financials	52,528,976	1,974,919	724,061
Health Care	41,204,831	5,068,446	197,287
Industrials	32,761,798	1,854,191	171,780
Information Technology	57,698,108	5,160,020	275,878
Materials	10,317,124	378,312	51,742
Telecom Services	9,473,643	(80,866)	60,343
Utilities	11,772,970	295,928	89,940

6. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component

Annual Report

6. Security Lending - continued

of income from Fidelity Central Funds. FCM security lending activity as of and during the period was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Consumer Discretionary	$ 84,795	$ -	$ -
Consumer Staples	145,462	66	-
Energy	458,248	-	-
Financials	257,710	60	-
Health Care	377,921	7,871	39,400
Industrials	12,791	3,501	-
Information Technology	454,622	60,474	-
Materials	87,690	-	-
Telecom Services	226,803	45,561	1,966,690
Utilities	20,158	-	-

7. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of each Fund's operating expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. During the period, the reduction of expenses for each Fund is noted in the table below.

Fund	Expense Reduction	Custody Earnings Credits
Consumer Discretionary	$ 6,649	$ -
Consumer Staples	5,904	66
Energy	6,010	-
Financials	10,123	408
Health Care	7,293	166
Industrials	6,236	-
Information Technology	10,414	334
Materials	2,147	1
Telecom Services	1,686	-
Utilities	2,201	-

8. Other.

The Funds' organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also

Annual Report

Notes to Financial Statements - continued

8. Other - continued

enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, and Fidelity Utilities Central Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, and Fidelity Utilities Central Fund (the Funds), each a fund of Fidelity Central Investment Portfolios LLC, including the schedules of investments, as of September 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, and Fidelity Utilities Central Fund as of September 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Annual Report

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 18, 2013

Annual Report

Directors and Officers (Trustees and Officers)

The Trustees, Member of the Advisory Board, and executive officers of the Fidelity Central Investment Portfolios LLC and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Directors and Officers (Trustees and Officers) - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2004 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Consumer Discretionary Central Fund
Fidelity Consumer Staples Central Fund
Fidelity Energy Central Fund
Fidelity Financials Central Fund
Fidelity Health Care Central Fund
Fidelity Industrials Central Fund
Fidelity Information Technology Central Fund
Fidelity Materials Central Fund
Fidelity Telecom Services Central Fund
Fidelity Utilities Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Directors, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and the fact that no fee is payable under the management contracts was fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR Co., Inc., and the sub-advisers (together, the Investment Advisers) as it relates to the funds, including the backgrounds of the funds' investment personnel, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the funds.

Annual Report

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity Management & Research Company (FMR) has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed each fund's absolute investment performance, as well as each fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew each fund's Advisory Contracts, as the funds are not publicly offered as stand-alone investment products. In this regard, the Board noted that each fund is designed to offer a liquid investment option for other investment companies managed by FMR or its affiliates and ultimately to enhance the performance of those investment companies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while each fund does not pay a management fee, FMR pays a management fee on behalf of each fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of each fund, except expenses related to each fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of each fund and each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in these funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to each fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund was not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR bears all expenses of each fund, except expenses related to each fund's investment activities.

Economies of Scale. The Board concluded that because each fund pays no advisory fees and FMR bears all expenses of each fund, except expenses related to each fund's investment activities, economies of scale cannot be realized by the funds.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Fidelity® Emerging Markets Equity Central Fund

Annual Report

September 30, 2013

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are the registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

EMQ-ANN-1113
1.876933.104

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Life of fund A
Fidelity® Emerging Markets Equity Central Fund	4.21%	17.63%

A From December 9, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Equity Central Fund on December 9, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets (EM) stocks experienced bouts of volatility - driven by uneven economic growth, geopolitical uncertainty and rising global interest rates - during the 12 months ending September 30, 2013, en route to posting only a modest gain. The MSCI® Emerging Markets Index rose 1.33%, despite a healthy backdrop in developed markets and recent stabilization in China. After trending upward late in 2012 on the heels of central banks around the world affirming their commitment to accommodative monetary policies, EM equities reversed course beginning in February 2013, as slower growth in China, widespread protests in Brazil and Turkey, and a spike in the 10-year U.S. Treasury yield posed considerable headwinds. In June, as investors digested news that the U.S. Federal Reserve was considering tapering its large-scale asset purchases, EM equities slumped further. The period ended on a bright note, though, with global economic indicators and outlooks for many EM countries picking up due to renewed growth in developed markets and some stability in China. Full-year returns across the individual country components of the index were mostly negative, with larger constituents such as India (-14%), Brazil (-8%), South Africa (-2%) and Mexico (-2%) losing ground. Standouts included a 13% advance in China, along with gains of 7% in Taiwan and 5% in South Korea.

Comments from Per Johansson, Co-Portfolio Manager of Fidelity® Emerging Markets Equity Central Fund, along with James Hayes, Sam Polyak, Douglas Chow and Gregory Lee: For the year, the fund gained 4.21%, ahead of the MSCI index. Relative performance was driven by security selection in the energy, consumer discretionary and telecommunication services sectors, the latter of which produced the top relative contributor, Mobile TeleSystems. The stock of this Russian wireless telecom service provider was lifted by easing competitive conditions and upward revisions to its earnings forecasts. In energy, the fund benefited from a non-index position in Bermuda-based oil-services company BW Offshore, which rose as the operating environment and the company's earnings improved. In consumer discretionary, the fund was helped by a stake in Taiwan's ECLAT Textile, a maker of high-performance fibers that was boosted by strong demand for its products, leading to improved earnings. On the down side, the primary detractor stemmed from our investments in three non-benchmark materials companies - Kazakhmys, a metals miner based in London, and Canada's Yamana Gold and Goldcorp - all of which were hampered by a vicious combination of falling commodity prices, including gold, and escalating cost pressure. Kazakhmys and Yamana Gold were not held at period end. Our cash position was a modest detractor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period* April 1, 2013 to September 30, 2013
Actual	.1566%	$ 1,000.00	$ 994.90	$ .78
Hypothetical A		$ 1,000.00	$ 1,024.28	$ .79

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of September 30, 2013
Korea (South) 18.4%
Brazil 10.2%
Russia 8.5%
China 7.5%
Cayman Islands 7.4%
Taiwan 6.8%
India 6.6%
Mexico 5.3%
South Africa 4.9%
Other* 24.4%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of March 31, 2013
Korea (South) 14.6%
Brazil 11.9%
Russia 8.4%
China 7.2%
Taiwan 7.0%
Cayman Islands 6.5%
India 5.8%
Mexico 5.0%
United States of America* 5.0%
Other 28.6%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	98.5	96.1
Short-Term Investments and Net Other Assets (Liabilities)	1.5	3.9
Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	4.5	5.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.9	2.8
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	2.0	0.9
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	1.9	1.4
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	1.8	1.7
Mobile TeleSystems OJSC (Russia, Wireless Telecommunication Services)	1.8	1.8
Itau Unibanco Holding SA sponsored ADR (Brazil, Commercial Banks)	1.7	1.5
Naspers Ltd. Class N (South Africa, Media)	1.4	0.9
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	1.4	1.9
KB Financial Group, Inc. (Korea (South), Commercial Banks)	1.4	0.8
	20.8
Market Sectors as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.6	25.6
Information Technology	15.3	13.9
Materials	10.2	10.9
Energy	9.8	11.9
Consumer Staples	8.5	8.8
Consumer Discretionary	8.3	6.7
Industrials	7.9	6.6
Telecommunication Services	7.3	7.1
Utilities	3.0	3.1
Health Care	1.7	1.3

Annual Report

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value
Austria - 0.5%
Erste Group Bank AG	33,600	$ 1,061,847
Bailiwick of Jersey - 0.4%
Atrium European Real Estate Ltd.	142,404	805,860
Bermuda - 2.2%
Aquarius Platinum Ltd. (Australia) (a)	378,164	315,746
BW Offshore Ltd.	858,586	1,165,104
Cosan Ltd. Class A	54,392	836,005
GP Investments Ltd. Class A (depositary receipt) (a)	317,307	621,356
Kunlun Energy Co. Ltd.	274,000	382,955
Shangri-La Asia Ltd.	294,000	486,721
Stolt-Nielsen SA	27,382	714,917
TOTAL BERMUDA		4,522,804
Brazil - 8.6%
Anhanguera Educacional Participacoes SA	110,928	663,676
Arezzo Industria e Comercio SA	33,600	594,136
BHG SA (Brazil Hospitality Group) (a)	42,100	276,576
BR Properties SA	138,500	1,231,083
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	27,700	1,062,295
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR (d)	63,060	628,078
Companhia Paranaense de Energia-Copel (PN-B) sponsored ADR (d)	41,300	576,548
Estacio Participacoes SA	77,500	602,152
Fibria Celulose SA (a)	31,900	366,599
Gerdau SA sponsored ADR	148,200	1,105,572
Itau Unibanco Holding SA sponsored ADR	246,046	3,474,170
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	43,700	731,101
sponsored ADR	99,736	1,544,911
Smiles SA	41,100	535,377
TIM Participacoes SA sponsored ADR	11,480	270,584
Ultrapar Participacoes SA	55,400	1,366,315
Vale SA (PN-A) sponsored ADR	201,300	2,860,473
TOTAL BRAZIL		17,889,646
British Virgin Islands - 0.0%
Luxoft Holding, Inc.	3,600	95,292
Canada - 1.2%
First Quantum Minerals Ltd.	41,900	780,197
Goldcorp, Inc.	21,100	548,983
Common Stocks - continued
	Shares	Value
Canada - continued
Pan American Silver Corp.	30,000	$ 316,500
Petrominerales Ltd. (d)	42,600	483,879
Torex Gold Resources, Inc. (a)	198,800	256,690
TOTAL CANADA		2,386,249
Cayman Islands - 7.4%
21Vianet Group, Inc. ADR (a)	35,500	585,395
Anta Sports Products Ltd.	522,000	672,363
Anton Oilfield Services Group	660,000	437,396
China Liansu Group Holdings Ltd.	818,000	505,192
Cimc Enric Holdings Ltd.	412,000	552,457
Ctrip.com International Ltd. sponsored ADR (a)(d)	15,400	899,822
Eurasia Drilling Co. Ltd. GDR (Reg. S)	33,395	1,332,461
Forgame Holdings Ltd.	2,900	19,069
Greatview Aseptic Pack Co. Ltd.	1,229,000	701,978
Haitian International Holdings Ltd.	375,000	861,602
Hengan International Group Co. Ltd.	133,000	1,555,345
Hilong Holding Ltd.	442,000	257,020
Springland International Holdings Ltd.	781,000	422,930
SPT Energy Group, Inc.	122,000	61,661
Tencent Holdings Ltd.	80,600	4,227,502
Uni-President China Holdings Ltd.	859,000	856,131
Veripos	92,136	344,749
Xueda Education Group sponsored ADR	87,100	367,562
Yingde Gases Group Co. Ltd.	730,000	713,444
TOTAL CAYMAN ISLANDS		15,374,079
Chile - 1.9%
Banco Santander Chile	18,803,771	1,227,135
Embotelladora Andina SA ADR	7,300	183,522
Empresa Nacional de Electricidad SA	494,465	690,733
Empresa Nacional de Telecomunicaciones SA (ENTEL)	47,648	772,186
Inversiones La Construccion SA	38,360	577,661
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	14,600	446,030
TOTAL CHILE		3,897,267
China - 7.5%
Anhui Conch Cement Co. Ltd. (H Shares)	229,000	735,195
BBMG Corp. (H Shares)	1,287,500	861,554
China Communications Construction Co. Ltd. (H Shares)	984,000	776,451
China Construction Bank Corp. (H Shares)	2,806,000	2,159,881
China Pacific Insurance Group Co. Ltd. (H Shares)	770,300	2,761,039
Common Stocks - continued
	Shares	Value
China - continued
China Suntien Green Energy Corp. Ltd. (H Shares)	865,600	$ 262,273
China Telecom Corp. Ltd. (H Shares)	2,495,000	1,232,051
Industrial & Commercial Bank of China Ltd. (H Shares)	5,588,000	3,897,817
Maanshan Iron & Steel Ltd. (H Shares) (a)	2,044,000	500,728
PICC Property & Casualty Co. Ltd. (H Shares)	576,000	781,279
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	664,000	651,509
Weichai Power Co. Ltd. (H Shares)	218,600	854,005
TOTAL CHINA		15,473,782
Cyprus - 0.4%
Globaltrans Investment PLC GDR (Reg. S)	60,900	883,050
Denmark - 0.5%
Auriga Industries A/S Series B (a)	14,848	502,286
Vestas Wind Systems A/S (a)	22,096	557,500
TOTAL DENMARK		1,059,786
Hong Kong - 2.0%
AIA Group Ltd.	107,200	503,802
CNOOC Ltd.	297,000	601,686
CNOOC Ltd. sponsored ADR	2,600	524,680
Far East Horizon Ltd.	1,045,100	689,915
Lenovo Group Ltd.	1,336,000	1,396,996
Sinotruk Hong Kong Ltd.	698,500	356,639
TOTAL HONG KONG		4,073,718
India - 6.6%
Axis Bank Ltd.	96,585	1,555,251
Bajaj Auto Ltd.	19,283	612,302
Bharti Airtel Ltd.	123,332	627,892
Bharti Infratel Ltd.	223,919	559,529
Eicher Motors Ltd.	10,529	598,928
Grasim Industries Ltd.	14,869	631,744
Indiabulls Real Estate Ltd.	556,439	480,072
ITC Ltd.	337,443	1,835,207
JK Cement Ltd.	60,908	182,510
Larsen & Toubro Ltd.	64,383	811,345
Lupin Ltd.	44,911	614,109
Maruti Suzuki India Ltd.	37,741	819,189
Mundra Port and SEZ Ltd.	336,069	741,242
NHPC Ltd.	1,535,494	479,612
NTPC Ltd.	318,148	749,495
Petronet LNG Ltd.	181,968	345,097
Common Stocks - continued
	Shares	Value
India - continued
Phoenix Mills Ltd. (a)	107,365	$ 396,079
SREI Infrastructure Finance Ltd.	1,415,697	402,611
State Bank of India	24,439	630,557
Ultratech Cemco Ltd.	17,759	513,362
TOTAL INDIA		13,586,133
Indonesia - 1.4%
PT Bakrieland Development Tbk (a)	74,248,000	320,588
PT Bank Rakyat Indonesia Tbk	1,330,000	832,688
PT Bank Tabungan Negara Tbk	4,872,600	391,324
PT Kalbe Farma Tbk	5,147,000	524,480
PT Telkomunikasi Indonesia Tbk sponsored ADR	24,538	890,975
TOTAL INDONESIA		2,960,055
Isle of Man - 0.0%
IBS Group Holding Ltd. GDR (Reg. S)	4,100	101,504
Israel - 0.3%
Bezeq The Israeli Telecommunication Corp. Ltd.	18,400	33,834
NICE Systems Ltd. sponsored ADR	13,600	562,632
TOTAL ISRAEL		596,466
Italy - 0.3%
Saipem SpA	27,406	595,444
Kenya - 0.4%
Equity Bank Ltd.	1,976,600	777,829
Korea (South) - 17.2%
AMOREPACIFIC Group, Inc.	2,294	840,078
Daewoo International Corp.	55,625	1,964,550
Daou Technology, Inc.	32,280	414,566
E-Mart Co. Ltd.	8,397	1,891,127
Hana Financial Group, Inc.	78,750	2,700,656
Hankook Shell Oil Co. Ltd.	872	335,562
Hyundai Heavy Industries Co. Ltd.	4,143	1,017,888
Hyundai Industrial Development & Construction Co.	32,290	722,711
Hyundai Mobis	3,312	881,531
KB Financial Group, Inc.	80,542	2,836,017
Korea Electric Power Corp. (a)	32,720	915,751
Korean Reinsurance Co.	78,720	937,727
KT&G Corp.	11,568	828,954
LG Chemical Ltd.	5,409	1,547,902
LG Corp.	12,178	750,266
Lotte Chemical Corp.	3,091	571,006
Common Stocks - continued
	Shares	Value
Korea (South) - continued
NHN Corp.	3,331	$ 1,726,677
Oci Co. Ltd.	4,310	691,907
POSCO sponsored ADR (d)	21,900	1,612,716
Samsung Electronics Co. Ltd.	7,398	9,411,606
Samsung Life Insurance Co. Ltd.	10,361	1,007,626
SK Hynix, Inc. (a)	37,010	1,041,899
SK Telecom Co. Ltd.	4,833	988,431
TOTAL KOREA (SOUTH)		35,637,154
Luxembourg - 0.4%
Subsea 7 SA	38,463	799,547
Malaysia - 0.3%
Petronas Dagangan Bhd	62,800	558,993
Mexico - 5.3%
Alpek SA de CV	137,800	296,666
America Movil S.A.B. de CV Series L sponsored ADR	133,720	2,648,993
CEMEX SA de CV sponsored ADR	101,448	1,134,189
El Puerto de Liverpool SA Class C	65,300	737,335
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	16,500	1,601,985
Gruma S.A.B. de CV Series B (a)	156,000	870,249
Grupo Comercial Chedraui de CV	193,500	612,601
Grupo Financiero Banorte S.A.B. de CV Series O	208,800	1,303,734
Grupo Televisa SA de CV (CPO) sponsored ADR	67,300	1,881,035
TOTAL MEXICO		11,086,787
Netherlands - 0.5%
ASML Holding NV (Netherlands)	3,100	306,203
Fugro NV (Certificaten Van Aandelen)	13,525	825,025
TOTAL NETHERLANDS		1,131,228
Nigeria - 1.6%
Guaranty Trust Bank PLC GDR (Reg. S)	169,374	1,304,180
Zenith Bank PLC	16,055,369	1,990,059
TOTAL NIGERIA		3,294,239
Norway - 0.7%
ElectroMagnetic GeoServices ASA (a)	296,843	372,211
Spectrum ASA	33,324	199,503
TGS Nopec Geophysical Co. ASA	32,917	968,912
TOTAL NORWAY		1,540,626
Common Stocks - continued
	Shares	Value
Panama - 0.4%
Copa Holdings SA Class A	6,300	$ 873,621
Philippines - 1.3%
Alliance Global Group, Inc.	990,900	535,622
Metropolitan Bank & Trust Co.	447,192	853,754
Robinsons Land Corp.	2,796,250	1,324,963
TOTAL PHILIPPINES		2,714,339
Poland - 0.1%
Eurocash SA	10,400	160,254
Portugal - 0.3%
Jeronimo Martins SGPS SA	27,000	554,479
Russia - 7.0%
DIXY Group OJSC (a)	33,210	456,104
E.ON Russia JSC	20,217,800	1,537,604
Gazprom OAO sponsored ADR	161,901	1,427,967
Magnit OJSC	5,588	1,415,199
Magnitogorsk Iron & Steel Works OJSC unit	87,100	277,326
Mobile TeleSystems OJSC	373,300	3,721,306
RusHydro JSC sponsored ADR	88,200	138,474
Sberbank (Savings Bank of the Russian Federation)	1,252,694	3,777,239
Sistema JSFC	901,000	951,012
VTB Bank JSC sponsored GDR (Reg. S)	266,000	702,240
TOTAL RUSSIA		14,404,471
Singapore - 1.4%
Ezion Holdings Ltd.	763,000	1,338,010
First Resources Ltd.	504,000	767,319
Super Group Ltd. Singapore	206,000	696,218
TOTAL SINGAPORE		2,801,547
South Africa - 4.9%
Aspen Pharmacare Holdings Ltd.	44,700	1,169,784
Barclays Africa Group Ltd.	64,612	948,563
Impala Platinum Holdings Ltd.	58,900	726,669
JSE Ltd.	55,100	471,960
Life Healthcare Group Holdings Ltd.	204,700	728,665
MTN Group Ltd.	118,580	2,314,851
Naspers Ltd. Class N	31,000	2,866,626
Reunert Ltd.	75,000	542,765
Wilson Bayly Holmes-Ovcon Ltd.	30,200	481,263
TOTAL SOUTH AFRICA		10,251,146
Common Stocks - continued
	Shares	Value
Taiwan - 6.8%
Chipbond Technology Corp.	213,000	$ 438,811
Chroma ATE, Inc.	136,533	307,605
Cleanaway Co. Ltd.	71,000	413,112
E.SUN Financial Holdings Co. Ltd.	1,454,200	942,050
ECLAT Textile Co. Ltd.	104,020	913,135
Hon Hai Precision Industry Co. Ltd. (Foxconn)	114,770	294,680
King Slide Works Co. Ltd.	9,000	78,702
MediaTek, Inc.	124,000	1,533,169
Taiwan Fertilizer Co. Ltd.	491,000	1,157,698
Taiwan Semiconductor Manufacturing Co. Ltd.	1,213,469	4,132,869
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	111,780	1,895,789
Tong Hsing Electronics Industries Ltd.	82,000	406,380
Unified-President Enterprises Corp.	427,380	796,612
Yuanta Financial Holding Co. Ltd.	1,383,000	708,787
TOTAL TAIWAN		14,019,399
Thailand - 0.7%
Bangkok Bank PCL (For. Reg.)	230,400	1,450,817
Togo - 0.3%
Ecobank Transnational, Inc.	7,141,221	602,205
Turkey - 0.9%
Aygaz A/S	89,773	401,746
Tupras Turkiye Petrol Rafinelleri A/S	37,266	787,732
Turkiye Halk Bankasi A/S	105,100	770,021
TOTAL TURKEY		1,959,499
United Kingdom - 0.4%
John Wood Group PLC	37,299	484,274
Mondi PLC	26,300	444,079
TOTAL UNITED KINGDOM		928,353
United States of America - 1.0%
InvenSense, Inc. (a)	39,890	702,862
Sohu.com, Inc. (a)	11,800	930,194
Universal Display Corp. (a)(d)	15,990	512,160
TOTAL UNITED STATES OF AMERICA		2,145,216
TOTAL COMMON STOCKS (Cost $160,893,643)		193,054,731
Nonconvertible Preferred Stocks - 4.5%
	Shares	Value
Brazil - 1.6%
Alpargatas Sa (PN)	91,300	$ 587,850
Banco do Estado Rio Grande do Sul SA	159,900	1,103,853
Braskem SA (PN-A)	88,500	708,783
Companhia Paranaense de Energia-Copel (PN-B)	2,060	29,232
Lojas Americanas SA (PN)	127,210	934,431
TOTAL BRAZIL		3,364,149
Chile - 0.2%
Embotelladora Andina SA Class A	82,942	345,243
Korea (South) - 1.2%
Hyundai Motor Co. Series 2	13,380	1,407,070
Samsung Electronics Co. Ltd.	1,281	1,044,322
TOTAL KOREA (SOUTH)		2,451,392
Russia - 1.5%
Sberbank (Savings Bank of the Russian Federation)	810,000	1,876,913
Surgutneftegaz JSC	1,645,000	1,183,939
TOTAL RUSSIA		3,060,852
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $7,636,560)		9,221,636
Government Obligations - 0.1%
Principal Amount
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.04% 10/3/13 to 11/29/13 (e) (Cost $219,995)	$ 220,000	219,996
Money Market Funds - 3.4%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	3,957,416	$ 3,957,416
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	3,006,973	3,006,973
TOTAL MONEY MARKET FUNDS (Cost $6,964,389)		6,964,389
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $175,714,587)		209,460,752
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(2,194,044)
NET ASSETS - 100%		$ 207,266,708
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
37 NYSE E-mini MSCI Emerging Markets Index Contracts	Dec. 2013	$ 1,817,995	$ (8,580)

The face value of futures purchased as a percentage of net assets is 0.9%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $199,997.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,611
Fidelity Securities Lending Cash Central Fund	41,302
Total	$ 63,913
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 17,180,888	$ 17,161,819	$ 19,069	$ -
Consumer Staples	17,328,922	17,328,922	-	-
Energy	20,209,663	19,607,977	601,686	-
Financials	53,193,208	50,036,603	2,836,017	320,588
Health Care	3,688,547	3,688,547	-	-
Industrials	15,938,577	15,938,577	-	-
Information Technology	32,069,113	27,630,041	4,439,072	-
Materials	21,508,532	20,876,788	631,744	-
Telecommunication Services	15,011,644	12,791,162	2,220,482	-
Utilities	6,147,273	5,231,522	915,751	-
Government Obligations	219,996	-	219,996	-
Money Market Funds	6,964,389	6,964,389	-	-
Total Investments in Securities:	$ 209,460,752	$ 197,256,347	$ 11,883,817	$ 320,588
Derivative Instruments:
Liabilities
Futures Contracts	$ (8,580)	$ (8,580)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (8,580)
Total Value of Derivatives	$ -	$ (8,580)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $3,331,009) - See accompanying schedule: Unaffiliated issuers (cost $168,750,198)	$ 202,496,363
Fidelity Central Funds (cost $6,964,389)	6,964,389
Total Investments (cost $175,714,587)		$ 209,460,752
Foreign currency held at value (cost $138,138)		138,053
Receivable for investments sold		2,018,220
Receivable for fund shares sold		18,851
Dividends receivable		397,927
Distributions receivable from Fidelity Central Funds		2,096
Other receivables		170,208
Total assets		212,206,107

Liabilities
Payable to custodian bank	$ 53,999
Payable for investments purchased	1,581,511
Payable for fund shares redeemed	175,463
Distributions payable	22
Payable for daily variation margin for derivative instruments	23,680
Other payables and accrued expenses	97,751
Collateral on securities loaned, at value	3,006,973
Total liabilities		4,939,399

Net Assets		$ 207,266,708
Net Assets consist of:
Paid in capital		$ 173,596,026
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		33,670,682
Net Assets, for 1,043,383 shares outstanding		$ 207,266,708
Net Asset Value, offering price and redemption price per share ($207,266,708 ÷ 1,043,383 shares)		$ 198.65

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 12,131,000
Interest		1,619
Income from Fidelity Central Funds		63,913
Income before foreign taxes withheld		12,196,532
Less foreign taxes withheld		(1,244,160)
Total income		10,952,372

Expenses
Custodian fees and expenses	$ 585,882
Independent directors' compensation	2,931
Interest	16,394
Total expenses before reductions	605,207
Expense reductions	(3,510)	601,697
Net investment income (loss)		10,350,675
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(12,033,339)
Foreign currency transactions	(95,585)
Futures contracts	(29,407)
Total net realized gain (loss)		(12,158,331)
Change in net unrealized appreciation (depreciation) on: Investment securities	5,693,600
Assets and liabilities in foreign currencies	(25,156)
Futures contracts	(8,580)
Total change in net unrealized appreciation (depreciation)		5,659,864
Net gain (loss)		(6,498,467)
Net increase (decrease) in net assets resulting from operations		$ 3,852,208

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,350,675	$ 5,937,273
Net realized gain (loss)	(12,158,331)	(10,780,593)
Change in net unrealized appreciation (depreciation)	5,659,864	57,579,691
Net increase (decrease) in net assets resulting from operations	3,852,208	52,736,371
Distributions to partners from net investment income	(10,195,667)	(5,351,380)
Affiliated share transactions Proceeds from sales of shares	512,065,644	70,313,244
Reinvestment of distributions	10,171,475	5,347,118
Cost of shares redeemed	(530,139,174)	(152,217,044)
Net increase (decrease) in net assets resulting from share transactions	(7,902,055)	(76,556,682)
Total increase (decrease) in net assets	(14,245,514)	(29,171,691)

Net Assets
Beginning of period	221,512,222	250,683,913
End of period	$ 207,266,708	$ 221,512,222
Other Affiliated Information Shares
Sold	2,600,483	379,412
Issued in reinvestment of distributions	51,539	28,699
Redeemed	(2,741,389)	(780,586)
Net increase (decrease)	(89,367)	(372,475)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2013	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 195.55	$ 166.54	$ 204.65	$ 169.41	$ 100.00
Income from Investment Operations
Net investment income (loss) D	4.54	4.14	3.61	3.41	2.43
Net realized and unrealized gain (loss)	3.55 G	28.97	(38.40)	34.39	69.31
Total from investment operations	8.09	33.11	(34.79)	37.80	71.74
Distributions to partners from net investment income	(4.99)	(4.10)	(3.32)	(2.56)	(2.33)
Net asset value, end of period	$ 198.65	$ 195.55	$ 166.54	$ 204.65	$ 169.41
Total Return B, C	4.21%	20.04%	(17.34)%	22.50%	72.46%
Ratios to Average Net Assets E, I
Expenses before reductions	.13%	.16%	.12%	.12%	.12% A
Expenses net of fee waivers, if any	.13%	.16%	.12%	.12%	.12% A
Expenses net of all reductions	.13%	.16%	.12%	.12%	.12% A
Net investment income (loss)	2.24%	2.19%	1.67%	1.86%	2.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 207,267	$ 221,512	$ 250,684	$ 394,562	$ 181,660
Portfolio turnover rate F	183%	103%	126%	104%	94% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period December 9, 2008 (commencement of operations) to September 30, 2009.

I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

1. Organization.

Fidelity® Emerging Markets Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Directors (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from other Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Partners - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 39,808,649
Gross unrealized depreciation	(8,112,370)
Net unrealized appreciation (depreciation) on securities and other investments	$ 31,696,279

Tax Cost	$ 177,764,473

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $(29,407) and a change in net unrealized appreciation (depreciation) of $(8,580) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $782,229,418 and $791,306,646, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors and certain exceptions such as interest expense.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8,391 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 24,156,200.37%		$ 5,013

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $41,302, including $2,148 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $99,573,143. The weighted average interest rate was .59%. The interest expense amounted to $11,381 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $2,931.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $579.

Annual Report

10. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and Shareholders of Fidelity Emerging Markets Equity Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Markets Equity Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from December 9, 2008 (commencement of operations) to September 30, 2009. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Markets Equity Central Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from December 9, 2008 (commencement of operations) to September 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 12, 2013

Annual Report

Directors and Officers (Trustees and Officers)

The Trustees, Member of the Advisory Board, and executive officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ronald P. O'Hanley, Ned C. Lautenbach, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. O'Hanley, Mr. Lautenbach, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Directors and Officers (Trustees and Officers) - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Directors and Officers (Trustees and Officers) - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2004 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2004 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Directors, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR Co., Inc., and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity Management & Research Company (FMR) has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by FMR or its affiliates and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Fidelity® Floating Rate
Central Fund

Annual Report

September 30, 2013

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

FR1-ANN-1113
1.814672.108

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Life of fundA
Fidelity® Floating Rate Central Fund	7.19%	9.94%	6.55%

A From December 15, 2004.

$10,000 Over Life of Fund *

Let's say hypothetically that $10,000 was invested in Fidelity® Floating Rate Central Fund on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

* From December 31, 2004 (first date following the fund's commencement for which the life of fund return for the S&P/LSTA Leveraged Performing Loan Index is available).

Annual Report

Management's Discussion of Fund Performance

Market Recap: Relative to other fixed-income sectors, floating-rate bank loans performed well for the 12 months ending September 30, 2013, as they were one of the few asset classes to post a positive return against the backdrop of negative performance in most U.S. and non-U.S. investment-grade categories. For the year, the S&P®/LSTA Leveraged Performing Loan Index gained 5.07%, rising in all but two months of the period, with January and July being particularly strong. Steady new issuance and refinancing activity were more than matched by robust demand for leveraged-loan securities, particularly from mutual funds and collateralized loan obligations - securities in which business loans are pooled to create a diversified income stream. Rising interest rates helped spur investors' appetite for bank-loan securities, given that their coupons - or stated interest rates - move higher as shorter-term rates rise. Leveraged-loan mutual funds accounted for about 31% of the market at period end, up from 16% at the end of 2012, while assets under management expanded by 60% during the past 12 months. Supply increased during the period's second half due to a surge in merger-and-acquisition activity, which included several high-profile multibillion-dollar leveraged buyout deals.

Comments from Eric Mollenhauer, Portfolio Manager of Fidelity® Floating Rate Central Fund: For the year, the fund returned 7.19%, outpacing the S&P®/LSTA Leveraged Performing Loan Index. Relative to the index, the fund's outperformance was fueled by strong overall security selection, particularly within utilities, telecommunications, publishing, chemicals/plastics and lodging/casinos. Driven by optimism about the market and the U.S. economy, my strategy of overweighting lower-quality B-rated credits and underweighting more-conservative BB-rated issues also bolstered relative performance. There were few areas of significant weakness. The fund's cash position slightly detracted in a rising market, as did a lighter-than-benchmark allocation to the strong-performing radio and television industry. Top individual contributors included a sizable overweighting in telecom provider FairPoint Communications, along with investments in resort operator Kerzner International, Netherlands-based chemicals producer LyondellBasell Industries and trade show company Advanstar. Kerzner and LyondellBasell were not part of the index. The primary detractors were an underweighting in radio and TV firm Clear Channel Communications, and not owning publishing companies and index components SuperMedia and Dex One, all of which performed well. An overweighting in telecom company Avaya also nicked the fund's relative return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period* April 1, 2013 to September 30, 2013
Actual	.0004%	$ 1,000.00	$ 1,020.40	$ -
Hypothetical A		$ 1,000.00	$ 1,025.07	$ -

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of September 30, 2013
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
First Data Corp.	3.1	3.4
TXU Energy LLC	2.6	2.9
H.J. Heinz Co.	2.0	2.1
Avaya, Inc.	2.0	2.7
Digicel International Finance Ltd.	1.7	2.1
	11.4
Top Five Market Sectors as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	14.6	15.3
Electric Utilities	7.3	5.7
Telecommunications	7.1	10.2
Healthcare	7.0	6.4
Energy	6.5	6.4
Quality Diversification (% of fund's net assets)
As of September 30, 2013	As of March 31, 2013
BBB 1.9%	BBB 0.4%
BB 27.1%	BB 25.2%
B 49.0%	B 48.8%
CCC,CC,C 8.1%	CCC,CC,C 7.1%
Not Rated 7.2%	Not Rated 11.5%
Equities 1.0%	Equities 0.9%
Short-Term Investments and Net Other Assets 5.7%	Short-Term Investments and Net Other Assets 6.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of September 30, 2013*		As of March 31, 2013**
	Floating Rate Loans 90.2%		Floating Rate Loans 88.8%
	Nonconvertible Bonds 3.1%		Nonconvertible Bonds 4.2%
	Common Stocks 1.0%		Common Stocks 0.9%
	Short-Term Investments and Net Other Assets (Liabilities) 5.7%		Short-Term Investments and Net Other Assets (Liabilities) 6.1%
* Foreign investments	11.1%	** Foreign investments	10.3%

Annual Report

Investments September 30, 2013

Showing Percentage of Net Assets

Floating Rate Loans (f) - 90.2%
	Principal Amount	Value
Air Transportation - 1.1%
Delta Air Lines, Inc. Tranche B 1LN, term loan 4.25% 4/20/17 (e)	$ 2,669,157	$ 2,669,157
Northwest Airlines Corp.:
Tranche A, term loan 2% 12/31/18 (e)	2,464,089	2,266,962
Tranche B, term loan 3.75% 12/22/13 (e)	660,689	649,127
U.S. Airways, Inc. Tranche B 1LN, term loan 4.25% 5/23/19 (e)	5,250,000	5,210,625
United Air Lines, Inc. Tranche B, term loan 4% 3/22/19 (e)	3,412,850	3,425,648
		14,221,519
Automotive - 0.9%
Affinia Group, Inc. Tranche B 2LN, term loan 4.75% 4/11/20 (e)	1,600,988	1,600,988
Chrysler Group LLC Tranche B, term loan 4.25% 5/24/17 (e)	1,974,820	1,987,162
Federal-Mogul Corp.:
Tranche B, term loan 2.1164% 12/27/14 (e)	3,692,718	3,618,864
Tranche C, term loan 2.1175% 12/27/15 (e)	1,883,879	1,846,202
Tower Automotive Holdings U.S.A. LLC Tranche B, term loan 4.75% 4/23/20 (e)	2,992,500	2,996,241
		12,049,457
Broadcasting - 1.7%
Clear Channel Capital I LLC Tranche B, term loan 3.8291% 1/29/16 (e)	6,031,131	5,654,185
Media Holdco, LP Tranche B, term loan 7.25% 7/23/18 (e)	7,969,775	7,989,699
NEP/NCP Holdco, Inc. Tranche 2LN, term loan 9.5% 7/22/20 (e)	485,714	493,000
Univision Communications, Inc. term loan 4.5% 3/1/20 (e)	8,334,565	8,272,056
		22,408,940
Building Materials - 0.6%
American Builders & Contractors Supply Co., Inc. Tranche B, term loan 3.5% 3/27/20 (e)	3,475,000	3,470,656
Continental Building Products Tranche B 1LN, term loan 4.5% 8/28/20 (e)	1,485,000	1,473,863
Livingston International, Inc. Tranche B1 1LN, term loan 5% 4/16/19 (e)	3,775,538	3,756,660
		8,701,179
Floating Rate Loans (f) - continued
	Principal Amount	Value
Cable TV - 3.1%
Cequel Communications LLC Tranche B, term loan 3.5% 2/14/19 (e)	$ 6,964,646	$ 6,964,646
Charter Communications Operating LLC Tranche F, term loan 3% 1/3/21 (e)	6,982,500	6,921,403
CSC Holdings LLC Tranche B, term loan 2.6791% 4/17/20 (e)	6,982,500	6,904,296
Kabel Deutschland GmbH Tranche F, term loan 3.25% 2/1/19 (e)	4,167,000	4,162,375
RCN Telecom Services, LLC Tranche B, term loan 5.25% 3/1/20 (e)	5,031,809	5,046,905
UPC Broadband Holding BV Tranche AH, term loan 3.25% 6/30/21 (e)	3,600,000	3,568,500
WideOpenWest Finance LLC Tranche B, term loan 4.75% 4/1/19 (e)	8,527,150	8,569,786
		42,137,911
Capital Goods - 0.5%
Doncasters PLC:
Tranche B 1LN, term loan 5.5% 4/9/20 (e)	4,527,250	4,561,204
Tranche B 2LN, term loan 9.5% 10/9/20 (e)	2,135,000	2,118,988
		6,680,192
Chemicals - 2.5%
Ai Chem & Cy U.S. Acquico, Inc.:
Tranche 2LN, term loan 8.25% 4/3/20 (e)	1,670,000	1,711,750
Tranche B 1LN, term loan 4.5% 10/3/19 (e)	2,289,263	2,289,263
Cyanco Intermediate Corp. Tranche B, term loan 5.5% 5/1/20 (e)	2,460,034	2,466,184
Edwards Ltd. Tranche B, term loan 4.75% 3/22/20 (e)	981,389	981,389
Emerald Performance Materials, LLC Tranche B, term loan 6.75% 5/11/18 (e)	6,357,007	6,372,900
INEOS U.S. Finance LLC Tranche B, term loan 4% 5/4/18 (e)	7,397,080	7,304,616
Tronox Pigments (Netherlands) B.V. Tranche B, term loan 4.5% 3/19/20 (e)	8,812,913	8,856,977
U.S. Coatings Acquisition, Inc. Tranche B, term loan 4.75% 2/1/20 (e)	4,267,709	4,278,378
		34,261,457
Consumer Products - 2.4%
Calceus Acquisition, Inc. Tranche B 1LN, term loan 2/1/20	4,000,000	3,990,000
KIK Custom Products, Inc. Tranche B 1LN, term loan 5.5% 4/29/19 (e)	6,344,100	6,201,358
Floating Rate Loans (f) - continued
	Principal Amount	Value
Consumer Products - continued
Revlon Consumer Products Corp. term loan 4% 8/19/19 (e)	$ 3,000,000	$ 2,985,000
Spotless Holdings Ltd.:
Tranche 1LN, term loan 5% 9/24/20 (e)	4,320,000	4,330,800
Tranche 2LN, term loan 8.75% 2/24/21 (e)	3,000,000	3,015,000
Sun Products Corp. Tranche B, term loan 5.5% 3/23/20 (e)	6,616,950	6,335,729
Wilsonart LLC Tranche B, term loan 4% 10/31/19 (e)	5,731,689	5,645,714
		32,503,601
Containers - 1.6%
Berlin Packaging,LLC Tranche 2LN, term loan 8.75% 3/28/20 (e)	1,935,000	1,939,838
Clondalkin Acquisition BV:
Tranche 2LN, term loan 10% 11/30/20 (e)	2,000,000	1,930,000
Tranche B 1LN, term loan 5.75% 5/31/20 (e)	3,990,000	4,009,950
Consolidated Container Co. Tranche B, term loan 5% 7/3/19 (e)	4,261,950	4,272,605
Reynolds Consumer Products Holdings, Inc. Tranche B, term loan 4.75% 9/28/18 (e)	6,912,607	6,912,607
Tricorbraun, Inc. Tranche B, term loan 4% 4/30/18 (e)	2,098,800	2,095,295
		21,160,295
Diversified Financial Services - 3.4%
AlixPartners LLP Tranche 2LN, term loan 9% 7/10/21 (e)	3,500,000	3,570,000
American Capital Ltd. Tranche B, term loan 4% 8/22/16 (e)	1,827,500	1,827,500
Energy & Minerals Group Tranche B, term loan 4.75% 3/27/20 (e)	2,470,000	2,482,350
Fly Funding II Sarl Tranche B, term loan 4.5% 8/9/18 (e)	3,673,975	3,692,345
Flying Fortress, Inc. term loan 3.5% 6/30/17 (e)	1,666,667	1,662,500
HarbourVest Partners LLC Tranche B, term loan 4.75% 11/21/17 (e)	6,289,994	6,329,307
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 2/15/18 (e)	2,442,725	2,470,206
Sheridan Investment Partners I, LLC:
Tranche B 2LN, term loan 5% 10/1/19 (e)	6,905,075	6,905,075
Tranche B, term loan 4.75% 10/1/18 (e)	1,975,000	1,975,000
Star West Generation LLC Tranche B, term loan 4.25% 3/13/20 (e)	9,567,500	9,603,378
TPF II LC LLC Tranche B, term loan 6.5% 8/21/19 (e)	3,990,000	3,994,988
TransUnion LLC Tranche B, term loan 4.25% 2/10/19 (e)	1,590,462	1,598,415
		46,111,064
Floating Rate Loans (f) - continued
	Principal Amount	Value
Diversified Media - 0.9%
Advanstar Communications, Inc.:
Tranche 2LN, term loan 9.5% 6/6/20 (e)	$ 1,000,000	$ 1,003,750
Tranche B 1LN, term loan 5.5% 4/29/19 (e)	6,965,000	6,886,644
WMG Acquisition Corp. term loan 3.75% 7/1/20 (e)	4,005,000	3,984,975
		11,875,369
Electric Utilities - 7.1%
Alinta Energy Finance Pty. Ltd. Tranche B, term loan:
0.5% 8/13/19 (e)(h)	429,825	412,632
6.375% 8/13/19 (e)	6,570,175	6,307,368
Calpine Corp. Tranche B 3LN, term loan 4% 10/9/19 (e)	4,786,650	4,786,650
Dynegy, Inc. Tranche B 2LN, term loan 4% 4/23/20 (e)	2,885,077	2,881,471
EquiPower Resources Holdings LLC:
Tranche B 1LN, term loan 4.25% 12/21/18 (e)	2,856,475	2,856,475
Tranche C, term loan 4.25% 12/31/19 (e)	2,927,663	2,927,663
Essential Power LLC Tranche B, term loan 4.25% 8/8/19 (e)	7,896,239	7,876,499
InterGen NV Tranche B, term loan 5.5% 6/13/20 (e)	7,506,188	7,468,657
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (e)	7,975,408	7,995,347
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (e)	6,580,000	6,563,550
Topaz Power Holdings, LLC Tranche B, term loan 5.25% 2/26/20 (e)	5,270,175	5,257,000
TXU Energy LLC Tranche B, term loan:
3.7097% 10/10/14 (e)	8,502,894	5,760,711
4.7097% 10/10/17 (e)	44,904,000	30,254,054
USIC Holdings, Inc. Tranche B, term loan 4.75% 7/10/20 (e)	1,596,000	1,596,000
Windsor Financing, LLC Tranche B, term loan 6.25% 12/5/17 (e)	2,703,532	2,771,120
		95,715,197
Energy - 6.4%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (e)	3,972,757	4,101,872
Atlas Energy LP Tranche B, term loan 6.5% 7/31/19 (e)	795,000	803,944
Chesapeake Energy Corp. Tranche B, term loan 5.75% 12/2/17 (e)	10,075,000	10,239,223
Energy Transfer Equity LP Tranche B, term loan 3.75% 3/23/17 (e)	3,773,500	3,782,934
EP Energy LLC term loan 4.5% 4/30/19 (e)	750,000	750,000
Everest Acquisition LLC Tranche B 3LN, term loan 3.5% 5/24/18 (e)	4,593,333	4,558,883
Floating Rate Loans (f) - continued
	Principal Amount	Value
Energy - continued
Fieldwood Energy, LLC:
Tranche 2LN, term loan 8.375% 9/25/20 (e)	$ 8,000,000	$ 8,000,000
Tranche B 1LN, term loan 3.875% 9/25/18 (e)	3,435,000	3,430,706
GIM Channelview Cogeneration LLC Tranche B, term loan 4.25% 5/8/20 (e)	1,446,375	1,451,799
LSP Madison Funding LLC Tranche 1LN, term loan 5.5% 6/28/19 (e)	3,790,536	3,828,442
MRC Global, Inc. Tranche B, term loan 6% 11/9/19 (e)	2,965,581	2,980,409
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (e)	2,683,275	2,683,275
Panda Sherman Power, LLC term loan 9% 9/14/18 (e)	11,080,000	11,190,800
Panda Temple Power, LLC term loan 7.25% 4/3/19 (e)	2,710,000	2,747,263
Race Point Power Tranche B, term loan 7.75% 1/11/18 (e)	3,560,486	3,560,486
Ruby Western Pipeline Holdings LLC Tranche B, term loan 3.5% 3/27/20 (e)	4,174,684	4,148,593
Samson Investment Co. Tranche 2LN, term loan 6% 9/25/18 (e)	4,390,000	4,390,000
State Class Tankers LLC Tranche B, term loan 6.75% 6/20/20 (e)	5,065,000	5,065,000
Vantage Drilling Co. Tranche B, term loan:
5.75% 3/28/19 (e)	2,562,125	2,590,949
6.25% 10/25/17 (e)	5,486,250	5,486,250
		85,790,828
Environmental - 1.4%
ADS Waste Holdings, Inc. Tranche B, term loan 4.25% 10/9/19 (e)	6,451,250	6,443,186
Phoenix Services Tranche B, term loan 7.75% 6/30/17 (e)	3,622,625	3,631,682
Tervita Corp. Tranche B 1LN, term loan 6.25% 5/15/18 (e)	8,810,725	8,590,457
		18,665,325
Food & Drug Retail - 3.6%
Albertson's LLC:
Tranche B 1LN, term loan 4.25% 3/21/16 (e)	1,950,200	1,950,200
Tranche B 2LN, term loan 4.75% 3/21/19 (e)	3,522,470	3,504,858
Fairway Group Acquisition Co. Tranche B, term loan 5% 8/17/18 (e)	4,396,775	4,407,767
Ferrara Candy Co., Inc. Tranche B, term loan 7.5% 6/18/18 (e)	4,733,018	4,543,697
Grocery Outlet, Inc.:
Tranche 2LN, term loan 10.5% 6/17/19 (e)	1,586,087	1,613,843
Tranche B 1LN, term loan 5.5% 12/17/18 (e)	4,508,766	4,508,766
Floating Rate Loans (f) - continued
	Principal Amount	Value
Food & Drug Retail - continued
Performance Food Group, Inc. Tranche 2LN, term loan 6.25% 11/14/19 (e)	$ 6,982,500	$ 6,895,219
PRA Holdings, Inc. Tranche B, term loan 5% 9/18/20 (e)	4,000,000	3,970,000
Rite Aid Corp.:
Tranche 1LN, term loan 4% 2/21/20 (e)	2,631,775	2,638,354
Tranche 2 LN2, term loan 4.875% 6/21/21 (e)	4,000,000	4,000,000
Tranche 2LN, term loan 5.75% 8/21/20 (e)	1,555,000	1,586,100
Smart & Final, Inc. Tranche B, term loan 4.5% 11/15/19 (e)	5,611,736	5,583,677
Smart and Final CC Intermediate Holdings, Inc. Tranche 2LN, term loan 10.5% 11/15/20 (e)	1,371,282	1,384,995
Sprouts Farmers Market LLC Tranche B, term loan 4% 4/12/20 (e)	2,482,161	2,494,572
		49,082,048
Food/Beverage/Tobacco - 3.4%
AdvancePierre Foods, Inc.:
Tranche 1LN, term loan 5.75% 7/10/17 (e)	1,985,000	1,999,888
Tranche 2LN, term loan 9.5% 10/10/17 (e)	1,935,000	1,964,025
Arysta Lifescience SPC LLC:
Tranche B 1LN, term loan 4.5% 5/29/20 (e)	3,990,000	3,980,025
Tranche B 2LN, term loan 8.25% 11/30/20 (e)	2,000,000	1,992,500
CTI Foods Holdings Co. LLC Tranche 1LN, term loan 4.5% 6/28/20 (e)	4,000,000	3,950,000
H.J. Heinz Co. Tranche B 2LN, term loan 3.5% 6/7/20 (e)	27,431,250	27,431,250
OSI Restaurant Partners LLC Tranche B, term loan 3.5% 10/26/19 (e)	3,865,875	3,846,546
		45,164,234
Gaming - 4.7%
Affinity Gaming LLC Tranche B, term loan 5.5% 11/9/17 (e)	1,050,346	1,060,849
CBAC Borrower LLC Tranche B, term loan 8.25% 7/2/20 (e)	5,895,000	6,042,375
Centaur Acquisition LLC Tranche 1LN, term loan 5.25% 2/20/19 (e)	4,402,875	4,419,386
Fantasy Springs Resort Casino term loan 12% 8/6/12 (c)(e)	4,979,371	3,883,909
Graton Economic Development Authority Tranche B, term loan 9% 8/22/18 (e)	12,210,000	12,759,450
Harrah's Entertainment, Inc.:
Tranche B 4LN, term loan 9.5% 10/31/16 (e)	5,660,384	5,639,441
Tranche B 6LN, term loan 5.4341% 1/28/18 (e)	5,530,183	5,018,641
Floating Rate Loans (f) - continued
	Principal Amount	Value
Gaming - continued
MGM Mirage, Inc. Tranche B, term loan 3.5% 12/20/19 (e)	$ 6,714,263	$ 6,680,691
Shingle Springs Tribal Gaming Authority Tranche B, term loan 6.25% 8/29/19 (e)	760,000	754,300
Station Casinos LLC Tranche B, term loan 5% 2/19/20 (e)	11,584,450	11,657,432
Stockbridge SBE Holdings LLC Tranche B, term loan 13% 5/2/17 (e)	2,754,167	2,946,958
Twin River Management Group, Inc. Tranche B, term loan 5.25% 11/10/18 (e)	2,157,860	2,179,439
		63,042,871
Healthcare - 7.0%
Apria Healthcare Group, Inc. Tranche B, term loan 6.75% 4/5/20 (e)	4,269,300	4,296,197
BioScrip, Inc.:
Tranche B, term loan 6.5% 7/31/20 (e)	893,750	871,406
Tranche DD, term loan 6.5% 7/31/20 (e)	536,250	522,844
Carestream Health, Inc. Tranche B 1LN, term loan 5% 6/7/19 (e)	4,937,500	4,956,016
Community Health Systems, Inc. term loan 3.7602% 1/25/17 (e)	7,071,399	7,071,399
DJO Finance LLC Tranche B, term loan 4.75% 9/15/17 (e)	893,250	897,716
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (e)	4,738,217	4,524,997
Emergency Medical Services Corp. Tranche B, term loan 4% 5/25/18 (e)	5,106,668	5,106,668
Genesis HealthCare Corp. Tranche B, term loan 10% 12/4/17 (e)	5,871,795	5,974,552
Grifols, Inc. Tranche B, term loan 4.25% 6/1/17 (e)	2,427,659	2,439,798
HCA, Inc. Tranche B 5LN, term loan 2.9981% 3/31/17 (e)	18,630,000	18,607,644
HCR Healthcare LLC Tranche B, term loan 5% 4/6/18 (e)	4,521,801	4,408,756
Hologic, Inc. Tranche B, term loan 3.75% 8/1/19 (e)	1,596,195	1,598,190
Ikaria Acquisition, Inc. Tranche B 1LN, term loan 7.25% 7/3/18 (e)	3,110,625	3,110,625
IMS Health, Inc. Tranche B 1LN, term loan 3.75% 9/1/17 (e)	1,843,502	1,841,290
MModal, Inc. Tranche B, term loan 7.5% 8/17/19 (e)	8,716,084	8,280,280
Sheridan Healthcare, Inc. Tranche 2LN, term loan 9% 6/29/19 (e)	2,590,000	2,590,000
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 7/3/20 (e)	1,092,000	1,094,730
Floating Rate Loans (f) - continued
	Principal Amount	Value
Healthcare - continued
U.S. Renal Care, Inc.: - continued
Tranche B 1LN, term loan 5.25% 7/3/19 (e)	$ 650,000	$ 656,500
Valeant Pharmaceuticals International Tranche E, term loan 4.5% 8/5/20 (e)	15,100,888	15,176,392
		94,026,000
Homebuilders/Real Estate - 0.7%
Realogy Corp.:
Credit-Linked Deposit 3.1963% 10/10/13 (e)	1,217,091	1,217,091
Credit-Linked Deposit 4.4463% 10/10/16 (e)	102,477	102,477
Realogy Group LLC Tranche B, term loan 4.5% 3/5/20 (e)	8,104,275	8,144,796
		9,464,364
Hotels - 1.5%
Four Seasons Holdings, Inc.:
Tranche 2LN, term loan 6.25% 12/27/20 (e)	1,655,000	1,688,100
Tranche B 1LN, term loan 4.25% 6/27/20 (e)	3,765,000	3,793,238
Hilton Worldwide Finance, LLC Tranche B, term loan 4% 9/23/20 (e)	15,000,000	14,962,500
		20,443,838
Insurance - 0.9%
Asurion LLC Tranche B 1LN, term loan 4.5% 5/24/19 (e)	9,735,677	9,638,320
CNO Financial Group, Inc. Tranche B 2LN, term loan 3.75% 9/28/18 (e)	2,336,540	2,333,619
		11,971,939
Leisure - 1.4%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 5.25% 4/22/16 (e)	3,926,802	3,956,253
Equinox Holdings, Inc.:
Tranche 2LN, term loan 9.75% 8/1/20 (e)	2,400,000	2,430,000
Tranche B 1LN, term loan 4.5005% 2/1/20 (e)	6,173,975	6,189,410
Great Wolf Resorts, Inc. Tranche B, term loan 4.5% 8/6/20 (e)	1,995,000	1,995,000
Town Sports International LLC Tranche B, term loan 5.75% 5/11/18 (e)	4,075,438	4,106,004
		18,676,667
Metals/Mining - 4.2%
Alpha Natural Resources, Inc. Tranche B, term loan 3.5% 5/22/20 (e)	3,980,000	3,766,075
Ameriforge Group, Inc.:
Tranche B 1LN, term loan 5% 1/25/20 (e)	2,535,838	2,535,838
Floating Rate Loans (f) - continued
	Principal Amount	Value
Metals/Mining - continued
Ameriforge Group, Inc.: - continued
Tranche B 2LN, term loan 8.75% 1/25/21 (e)	$ 1,530,000	$ 1,542,439
Arch Coal, Inc. Tranche B, term loan 5.75% 5/16/18 (e)	9,163,916	8,888,998
Fairmount Minerals Ltd. Tranche B 2LN, term loan 5% 9/5/19 (e)	2,470,000	2,470,000
Fortescue Metals Group Ltd. Tranche B, term loan 5.25% 10/18/17 (e)	21,762,632	21,817,038
Murray Energy Corp. Tranche B, term loan 4.75% 5/17/19 (e)	2,992,500	2,988,759
Oxbow Carbon LLC Tranche 2LN, term loan 8% 1/19/20 (e)	2,000,000	2,020,000
Pact Group (U.S.A.), Inc. Tranche B, term loan 3.75% 5/29/20 (e)	3,162,075	3,142,312
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (e)	7,000,000	6,921,250
		56,092,709
Publishing/Printing - 2.2%
Cenveo Corp. Tranche B, term loan 6.25% 4/5/20 (e)	1,039,775	1,044,974
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (e)	5,706,875	5,106,226
Houghton Mifflin Harcourt Publishing Co. term loan 5.25% 5/22/18 (e)	2,201,475	2,201,475
McGraw-Hill Global Education Holdings, LLC Tranche B, term loan 9% 3/18/19 (e)	11,338,025	11,493,923
Quad/Graphics, Inc. Tranche B, term loan 4% 7/26/18 (e)	2,741,470	2,727,763
Springer Science+Business Media Deutschland GmbH Tranche B 2LN, term loan 5% 8/14/20 (e)	7,645,000	7,597,219
		30,171,580
Restaurants - 0.9%
Burger King Corp. Tranche B, term loan 3.75% 9/28/19 (e)	1,875,040	1,879,728
Landry's Restaurants, Inc. Tranche B, term loan 4.75% 4/24/18 (e)	3,644,153	3,666,929
NPC International, Inc. Tranche B, term loan 4.5% 12/28/18 (e)	2,734,897	2,734,897
Playa Resorts Holding BV Tranche B, term loan 4.75% 8/9/19 (e)	3,240,000	3,256,200
		11,537,754
Services - 2.1%
Brickman Group Holdings, Inc. Tranche B 3LN, term loan 4% 9/28/18 (e)	2,580,000	2,580,000
Floating Rate Loans (f) - continued
	Principal Amount	Value
Services - continued
Bright Horizons Family Solutions, Inc. Tranche B, term loan 4% 1/30/20 (e)	$ 2,942,763	$ 2,935,406
Coinmach Service Corp. Tranche B, term loan 4.25% 11/14/19 (e)	3,370,000	3,386,850
KAR Auction Services, Inc. Tranche B, term loan 3.75% 5/8/17 (e)	1,783,677	1,790,366
Laureate Education, Inc. Tranche B, term loan 5.25% 6/16/18 (e)	8,517,578	8,517,578
Nexeo Solutions LLC Tranche B, term loan 5% 9/9/17 (e)	4,681,192	4,610,975
SourceHOV LLC:
Tranche 2LN, term loan 8.75% 4/30/19 (e)	1,635,000	1,643,175
Tranche B 1LN, term loan 5.25% 4/30/18 (e)	2,179,538	2,190,435
		27,654,785
Shipping - 1.2%
American Commercial Lines, Inc. Tranche B, term loan 7.5% 9/20/19 (e)	8,370,700	8,098,652
Harvey Gulf International Tranche B, term loan 5.5% 6/18/20 (e)	5,000,000	5,000,000
Swift Transportation Co. LLC Tranche B 2LN, term loan 4% 12/21/17 (e)	2,660,000	2,663,458
		15,762,110
Specialty Retailing - 0.2%
Dave & Buster's Holdings, Inc. Tranche B, term loan 4.5% 6/1/16 (e)	2,870,025	2,877,200
Super Retail - 2.7%
Academy Ltd. Tranche B, term loan 4.5% 8/3/18 (e)	3,404,384	3,412,894
BJ's Wholesale Club, Inc.:
Tranche 1LN, term loan 4.25% 9/26/19 (e)	3,171,077	3,155,222
Tranche 2LN, term loan 9.75% 3/26/20 (e)	1,890,000	1,923,075
JC Penney Corp., Inc. Tranche B, term loan 6% 5/22/18 (e)	6,982,500	6,764,297
Michaels Stores, Inc. Tranche B, term loan 3.75% 1/28/20 (e)	3,311,700	3,303,421
PETCO Animal Supplies, Inc. term loan 4% 11/24/17 (e)	3,639,757	3,639,757
Sears Holdings Corp. Tranche ABL, term loan 5.5% 6/30/18 (e)	7,000,000	6,939,100
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (e)	7,454,347	7,472,983
		36,610,749
Floating Rate Loans (f) - continued
	Principal Amount	Value
Technology - 13.3%
Activision Blizzard, Inc. Tranche B, term loan 3.25% 9/12/20 (e)	$ 7,000,000	$ 6,991,600
Ancestry.com, Inc.:
Tranche B 2LN, term loan 4.25% 5/15/18 (e)	1,129,500	1,123,853
Tranche B, term loan 5.25% 12/28/18 (e)	8,142,637	8,162,994
Avaya, Inc.:
Tranche B 3LN, term loan 4.7621% 10/26/17 (e)	20,604,787	18,389,772
Tranche B 5LN, term loan 8% 3/31/18 (e)	2,508,293	2,373,472
BMC Software Finance, Inc. Tranche B, term loan:
5% 9/10/20 (e)	1,980,000	1,965,150
5% 9/10/20 (e)	16,750,000	16,708,125
Ceridian Corp. Tranche B, term loan 4.4293% 5/9/17 (e)	2,840,718	2,840,718
CompuCom Systems, Inc. Tranche B, term loan 4.25% 5/9/20 (e)	2,279,288	2,239,400
Datapipe, Inc. Tranche B 1LN, term loan 5.75% 3/7/19 (e)	3,835,725	3,835,725
Fibertech Networks, LLC Tranche B, term loan 4.5% 12/18/19 (e)	4,287,600	4,298,319
First Data Corp.:
term loan:
4.1795% 3/24/17 (e)	22,896,917	22,811,054
4.1795% 3/24/18 (e)	13,497,000	13,395,773
Tranche B, term loan 4.1795% 9/24/18 (e)	5,500,000	5,458,750
Freescale Semiconductor, Inc. Tranche B 4LN, term loan 5% 3/1/20 (e)	8,420,081	8,430,606
Generac Power Systems, Inc. Tranche B, term loan 3.5% 5/31/20 (e)	3,400,000	3,366,000
Information Resources, Inc. Tranche B, term loan 4.75% 9/26/20 (e)	3,410,000	3,410,000
ION Trading Technologies Ltd.:
Tranche 1LN, term loan 4.5% 5/22/20 (e)	2,563,575	2,563,575
Tranche 2LN, term loan 8.25% 5/22/21 (e)	3,152,420	3,160,301
Kronos, Inc.:
Tranche 2LN, term loan 9.75% 4/24/20 (e)	15,840,000	16,394,400
Tranche B 1LN, term loan 4.5% 10/30/19 (e)	3,952,419	3,962,300
Lawson Software, Inc. Tranche B 2LN, term loan 5.25% 4/5/18 (e)	8,998,066	9,032,259
NXP BV:
Tranche A 1LN, term loan 4.5% 3/4/17 (e)	15,911,860	16,090,868
Tranche C, term loan 4.75% 1/11/20 (e)	1,280,325	1,293,128
		178,298,142
Floating Rate Loans (f) - continued
	Principal Amount	Value
Telecommunications - 6.6%
Alcatel-Lucent U.S.A., Inc. Tranche C, term loan 5.75% 1/30/19 (e)	$ 10,050,443	$ 10,075,569
Altice Financing SA Tranche B, term loan 5.3986% 6/24/19 (e)(h)	10,000,000	9,825,000
Cricket Communications, Inc. Tranche B, term loan 4.75% 10/10/19 (e)	2,307,563	2,301,794
Crown Castle Operating Co. Tranche B, term loan 3.25% 1/31/19 (e)	4,061,528	4,016,039
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 3.75% 3/31/17 (e)	5,510,000	5,523,775
Tranche D, term loan 3.75% 3/31/15 (e)	17,220,114	17,220,114
DigitalGlobe, Inc. Tranche B, term loan 3.75% 1/31/20 (e)	1,378,075	1,374,630
FairPoint Communications, Inc. Tranche B, term loan 7.5% 2/14/19 (e)	20,561,675	20,613,079
Integra Telecom Holdings, Inc.:
Tranche 2LN, term loan 9.75% 2/14/20 (e)	1,415,000	1,436,225
Tranche B, term loan 5.25% 2/22/19 (e)	2,452,725	2,464,989
Level 3 Financing, Inc. Tranche B 3LN, term loan 4% 8/1/19 (e)	9,285,000	9,273,858
LTS Buyer LLC:
Tranche 1LN, term loan 4.5% 4/11/20 (e)	3,775,538	3,775,538
Tranche 2LN, term loan 8% 4/11/21 (e)	685,000	691,850
		88,592,460
TOTAL FLOATING RATE LOANS (Cost $1,200,286,531)		1,211,751,784
Nonconvertible Bonds - 3.1%

Broadcasting - 0.1%
Clear Channel Communications, Inc. 9% 12/15/19	1,807,000	1,770,860
Building Materials - 0.2%
CEMEX SA de CV 5.2481% 9/30/15 (d)(e)	2,500,000	2,562,500
Diversified Financial Services - 0.2%
MU Finance PLC 8.375% 2/1/17 (d)	2,142,481	2,271,030
Electric Utilities - 0.2%
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc. 10% 12/1/20 (d)	1,985,000	2,084,250
Energy - 0.1%
Offshore Group Investment Ltd. 7.125% 4/1/23	1,650,000	1,608,750
Nonconvertible Bonds - continued
	Principal Amount	Value
Gaming - 0.2%
Harrah's Operating Co., Inc. 11.25% 6/1/17	$ 2,274,000	$ 2,308,110
Homebuilders/Real Estate - 0.2%
Realogy Corp. 7.625% 1/15/20 (d)	2,607,000	2,906,805
Publishing/Printing - 0.1%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21 (d)	1,320,000	1,399,200
Technology - 1.3%
Avaya, Inc. 10.5% 3/1/21 (d)	6,534,833	5,293,215
Freescale Semiconductor, Inc. 4.1294% 12/15/14 (e)	11,433,000	11,347,253
Spansion LLC 7.875% 11/15/17	1,314,000	1,363,275
		18,003,743
Telecommunications - 0.5%
Altice Financing SA 7.875% 12/15/19 (d)	725,000	764,875
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (d)	2,159,000	2,258,854
Clearwire Escrow Corp. 12% 12/1/15 (d)	3,041,000	3,181,646
		6,205,375
TOTAL NONCONVERTIBLE BONDS (Cost $38,715,973)		41,120,623
Common Stocks - 1.0%
	Shares
Chemicals - 0.5%
LyondellBasell Industries NV Class A	83,592	6,121,442
Hotels - 0.2%
Kerzner International Holdings Ltd.:
warrants 4/27/22 (a)(g)	108,836	1
warrants 4/27/22 (a)(g)	111,801	1
warrants 4/27/22 (a)(g)	88,302	1
Class A (a)(g)	3,314,545	3,198,536
		3,198,539
Publishing/Printing - 0.3%
Tribune Co. Class A (a)	56,422	3,559,664
Telecommunications - 0.0%
FairPoint Communications, Inc. (a)	51,778	494,480
TOTAL COMMON STOCKS (Cost $6,432,487)		13,374,125
Other - 0.0%
	Shares	Value
Other - 0.0%
Idearc, Inc. Claim (a)	2,903,495	$ 29
Tribune Co. Claim (a)	45,406	45,406
TOTAL OTHER (Cost $45,435)		45,435
Money Market Funds - 3.9%

Fidelity Cash Central Fund, 0.10% (b) (Cost $51,779,056)	51,779,056	51,779,056
TOTAL INVESTMENT PORTFOLIO - 98.2% (Cost $1,297,259,482)		1,318,071,023
NET OTHER ASSETS (LIABILITIES) - 1.8%		24,552,519
NET ASSETS - 100%		$ 1,342,623,542
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $22,722,375 or 1.7% of net assets.

(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(f) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,198,539 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Kerzner International Holdings Ltd. warrants: 4/27/22	4/27/12	$ 0
4/27/22	4/27/12	$ 0
4/27/22	4/27/12	$ 0
Kerzner International Holdings Ltd. Class A	4/27/12	$ 1,195,848

(h) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $1,443,456 and $1,408,525, respectively. The coupon rate will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 145,298
Other Information

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 6,758,203	$ 3,559,664	$ -	$ 3,198,539
Materials	6,121,442	6,121,442	-	-
Telecommunication Services	494,480	494,480	-	-
Floating Rate Loans	1,211,751,784	-	1,157,903,340	53,848,444
Corporate Bonds	41,120,623	-	41,120,623	-
Other	45,435	-	-	45,435
Money Market Funds	51,779,056	51,779,056	-	-
Total Investments in Securities:	$ 1,318,071,023	$ 61,954,642	$ 1,199,023,963	$ 57,092,418
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Floating Rate Loans
Beginning Balance	$ 3,869,368
Net Realized Gain (Loss) on Investment Securities	400,709
Net Unrealized Gain (Loss) on Investment Securities	(374,548)
Cost of Purchases	14,927,681
Proceeds of Sales	(14,356,320)
Amortization/Accretion	764,032
Transfers into Level 3	48,617,522
Transfers out of Level 3	-
Ending Balance	$ 53,848,444
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2013	$ (374,548)
Investments in Securities:
Other Investments in Securities
Beginning Balance	$ 3,198,568
Net Realized Gain (Loss) on Investment Securities	485
Net Unrealized Gain (Loss) on Investment Securities	-
Cost of Purchases	45,406
Proceeds of Sales	(485)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 3,243,974
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2013	$ -

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.9%
Netherlands	3.7%
Australia	2.1%
Luxembourg	1.3%
United Kingdom	1.1%
Others (Individually Less Than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,245,480,426)	$ 1,266,291,967
Fidelity Central Funds (cost $51,779,056)	51,779,056
Total Investments (cost $1,297,259,482)		$ 1,318,071,023
Cash		11,622,562
Receivable for investments sold		71,077,386
Receivable for fund shares sold		26,297
Dividends receivable		35,527
Interest receivable		7,178,560
Distributions receivable from Fidelity Central Funds		4,181
Total assets		1,408,015,536

Liabilities
Payable for investments purchased	$ 62,962,822
Payable for fund shares redeemed	352,709
Distributions payable	2,075,255
Other payables and accrued expenses	1,208
Total liabilities		65,391,994

Net Assets		$ 1,342,623,542
Net Assets consist of:
Paid in capital		$ 1,321,812,001
Net unrealized appreciation (depreciation) on investments		20,811,541
Net Assets, for 12,619,434 shares outstanding		$ 1,342,623,542
Net Asset Value, offering price and redemption price per share ($1,342,623,542 ÷ 12,619,434 shares)		$ 106.39

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 230,518
Interest		87,605,251
Income from Fidelity Central Funds		145,298
Total income		87,981,067

Expenses
Custodian fees and expenses	$ 7,299
Independent directors' compensation	8,949
Total expenses before reductions	16,248
Expense reductions	(18,155)	(1,907)
Net investment income (loss)		87,982,974
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		33,491,063
Change in net unrealized appreciation (depreciation) on investment securities		(20,151,181)
Net gain (loss)		13,339,882
Net increase (decrease) in net assets resulting from operations		$ 101,322,856

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 87,982,974	$ 139,149,949
Net realized gain (loss)	33,491,063	38,719,455
Change in net unrealized appreciation (depreciation)	(20,151,181)	140,340,469
Net increase (decrease) in net assets resulting from operations	101,322,856	318,209,873
Distributions to partners from net investment income	(74,284,584)	(107,043,145)
Affiliated share transactions Proceeds from sales of shares	162,807,597	583,933,736
Reinvestment of distributions	48,879,555	57,967,793
Cost of shares redeemed	(482,226,653)	(2,053,581,013)
Net increase (decrease) in net assets resulting from share transactions	(270,539,501)	(1,411,679,484)
Total increase (decrease) in net assets	(243,501,229)	(1,200,512,756)

Net Assets
Beginning of period	1,586,124,771	2,786,637,527
End of period	$ 1,342,623,542	$ 1,586,124,771
Other Affiliated Information Shares
Sold	1,543,725	5,793,910
Issued in reinvestment of distributions	461,350	574,103
Redeemed	(4,558,996)	(20,428,601)
Net increase (decrease)	(2,553,921)	(14,060,588)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 104.53	$ 95.32	$ 96.75	$ 90.83	$ 84.80
Income from Investment Operations
Net investment income (loss) B	6.526	6.830	6.265	5.664	5.517
Net realized and unrealized gain (loss)	.838	7.686	(3.149)	4.046	4.831
Total from investment operations	7.364	14.516	3.116	9.710	10.348
Distributions to partners from net investment income	(5.504)	(5.306)	(4.546)	(3.790)	(4.318)
Net asset value, end of period	$ 106.39	$ 104.53	$ 95.32	$ 96.75	$ 90.83
Total Return A	7.19%	15.56%	3.09%	10.88%	13.45%
Ratios to Average Net Assets C, F
Expenses before reductions E	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any E	-%	-%	-%	-%	-%
Expenses net of all reductions E	-%	-%	-%	-%	-%
Net investment income (loss)	6.15%	6.79%	6.26%	6.02%	7.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,342,624	$ 1,586,125	$ 2,786,638	$ 2,820,838	$ 2,967,766
Portfolio turnover rate D	90%	47% G	57%	40%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

1. Organization.

Fidelity Floating Rate Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Directors (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including other Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2013, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from other Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are declared daily and paid monthly from net investment income on a book basis, except for certain items such as market discount and term loan fee income which are deemed distributed based on allocations to the partners and are reclassified to paid in capital. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Partners - continued

tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 42,661,943
Gross unrealized depreciation	(5,834,452)
Net unrealized appreciation (depreciation) on securities and other investments	$ 36,827,491

Tax Cost	$ 1,281,243,532

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities, aggregated $1,213,812,780 and $1,444,410,713, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund,

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee and Expense Contract - continued

excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

6. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $8,949.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9,206.

7. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and Partners of Fidelity Floating Rate Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Floating Rate Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor are we engaged to perform, an audit of its internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internals control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with custodians, agent banks, and brokers; where replies were not received from agent banks and brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Floating Rate Central Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2013

Annual Report

Directors and Officers (Trustees and Officers)

The Trustees, Member of the Advisory Board, and executive officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Directors and Officers (Trustees and Officers) - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Directors and Officers (Trustees and Officers) - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2004 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2004 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Floating Rate Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Directors, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR Co., Inc., and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity Management & Research Company (FMR) has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Annual Report

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by FMR or its affiliates and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Fidelity® High Income
Central Fund 1

Annual Report

September 30, 2013

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

HP1-ANN-1113
1.807405.108

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity ® High Income Central Fund 1	6.46%	11.59%	8.18%

A From November 12, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Central Fund 1 on November 12, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds posted a solid gain for the 12 months ending September 30, 2013, despite a volatile second half of the period. For the year, The BofA Merrill LynchSM US High Yield Constrained Index rose 7.09%. Prior to May, high yield had enjoyed a strong multiyear run, buoyed by a low default rate, robust investor demand for yield within a very low interest rate environment, a modestly improving U.S. economy, solid corporate business fundamentals and unprecedented monetary support from central banks worldwide. In late May, however, U.S. Federal Reserve Chairman Ben Bernanke indicated the central bank was considering tapering its monetary stimulus program (quantitative easing). In response, U.S. Treasury yields spiked and investors withdrew assets from high-yield bond funds. June brought continued volatility due to uncertainty about future Fed policy, but this concern abated in July and the backdrop stabilized. The calm proved to be short-lived, however. In August, economic optimism sparked renewed questions concerning how long the Fed would maintain its accommodative stance, as speculation swirled about who would replace Bernanke when his term expires in January 2014. Other factors spooking the markets during the period included a possible U.S. military strike in Syria and escalating fear of a debt-ceiling battle in Congress.

Comments from Matthew Conti, Portfolio Manager of Fidelity® High Income Central Fund 1: For the year, the fund gained 6.46%, trailing the BofA Merrill Lynch index. Relative to the index, the fund was hurt by security selection, especially in metals/mining, technology and food/drug retail. Positioning in banks/thrifts also hampered results, as did our cash position. The biggest individual detractor was an outsized stake in Utah-based mineral exploration company Boart Longyear. I underweighted broadcasting firm Clear Channel Communications because I felt the radio industry was in decline, but a refinancing helped these bonds outperform, thereby hurting the fund. It also was a negative to avoid strong-performing index component Lloyds Banking Group, a retail bank based in the U.K. The fund lost ground with Ford Motor Credit, which didn't keep up with the market rally after the automaker's finance unit was upgraded to investment grade. Ford Motor Credit was not held at period end. Conversely, the fund meaningfully benefited from good picks in energy and utilities, as well as an overweighting in food/drug retail. Individual contributors included an overweighting in drugstore retailer Rite Aid, which was lifted by higher distribution and consumer use of generic drugs. Lastly, it was a good call to avoid textbook publisher and index member Cengage Learning, which faced a difficult business environment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period* April 1, 2013 to September 30, 2013
Actual	.0023%	$ 1,000.00	$ 1,007.10	$ .01
Hypothetical A		$ 1,000.00	$ 1,025.06	$ .01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of September 30, 2013
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Rite Aid Corp.	2.5	3.3
Mirant Americas Generation LLC	1.7	1.8
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.5	1.1
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	1.4	1.2
CCO Holdings LLC/CCO Holdings Capital Corp.	1.4	2.3
	8.5
Top Five Market Sectors as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	13.1	12.5
Technology	8.5	4.9
Telecommunications	7.5	9.8
Electric Utilities	5.7	7.6
Healthcare	5.4	4.5
Quality Diversification (% of fund's net assets)
As of September 30, 2013	As of March 31, 2013
BBB 1.9%	BBB 1.6%
BB 32.8%	BB 34.6%
B 45.5%	B 44.8%
CCC,CC,C 16.8%	CCC,CC,C 13.4%
Not Rated 0.1%	Not Rated 0.9%
Equities 0.4%	Equities 1.0%
Short-Term Investments and Net Other Assets 2.5%	Short-Term Investments and Net Other Assets 3.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of September 30, 2013*		As of March 31, 2013**
	Nonconvertible Bonds 94.2%		Nonconvertible Bonds 88.6%
	Convertible Bonds, Preferred Stocks 0.0%		Convertible Bonds, Preferred Stocks 0.6%
	Common Stocks 0.4%		Common Stocks 0.4%
	Floating Rate Loans 2.5%		Floating Rate Loans 6.5%
	Other Investments 0.4%		Other Investments 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 2.5%		Short-Term Investments and Net Other Assets (Liabilities) 3.7%
* Foreign investments	22.0%	** Foreign investments	19.0%

Annual Report

Investments September 30, 2013

Showing Percentage of Net Assets

Nonconvertible Bonds - 94.2%
	Principal Amount	Value
Aerospace - 1.5%
GenCorp, Inc. 7.125% 3/15/21 (d)	$ 280,000	$ 293,300
TransDigm, Inc.:
5.5% 10/15/20	3,135,000	3,072,300
7.5% 7/15/21 (d)	1,190,000	1,279,250
Triumph Group, Inc. 4.875% 4/1/21	1,570,000	1,511,125
		6,155,975
Air Transportation - 2.7%
Air Canada 6.625% 5/15/18 (d)	1,390,000	1,373,737
American Airlines, Inc. pass-thru certificates Series 2013-1B Class B, 5.625% 1/15/21 (d)	200,000	192,500
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	1,581,056	1,731,256
6.125% 4/29/18 (d)	190,000	193,325
9.25% 5/10/17	323,892	354,662
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 7/2/17	1,010,000	1,047,875
6.75% 5/23/17	1,010,000	1,060,500
8.021% 8/10/22	875,252	949,649
8.954% 8/10/14	212,009	215,189
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	137,837	142,386
U.S. Airways Group, Inc. 6.125% 6/1/18	825,000	790,969
U.S. Airways pass-thru certificates Series 2012-2C, 5.45% 6/3/18	940,000	883,600
U.S. Airways pass-thru Trust Series 2013-1 Class B, 5.375% 5/15/23	190,000	180,500
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	552,228	574,317
9.75% 1/15/17	731,351	831,912
12% 1/15/16 (d)	205,241	231,922
United Continental Holdings, Inc. 6.375% 6/1/18	80,000	81,400
		10,835,699
Automotive - 3.4%
American Axle & Manufacturing, Inc. 6.25% 3/15/21	1,240,000	1,277,200
Chrysler Group LLC/CG Co-Issuer, Inc.:
8% 6/15/19	2,985,000	3,298,425
8.25% 6/15/21	375,000	420,000
Dana Holding Corp.:
5.375% 9/15/21	315,000	309,488
6% 9/15/23	315,000	312,638
6.5% 2/15/19	685,000	727,813
Nonconvertible Bonds - continued
	Principal Amount	Value
Automotive - continued
Dana Holding Corp.: - continued
6.75% 2/15/21	$ 1,535,000	$ 1,630,938
General Motors Co.:
3.5% 10/2/18 (d)	975,000	972,563
6.25% 10/2/43 (d)	1,020,000	1,004,700
General Motors Financial Co., Inc.:
3.25% 5/15/18 (d)	1,050,000	1,021,125
4.25% 5/15/23 (d)	205,000	187,319
4.75% 8/15/17 (d)	1,250,000	1,293,750
Schaeffler Holding Finance BV 6.875% 8/15/18 pay-in-kind (d)(g)	1,390,000	1,456,025
		13,911,984
Banks & Thrifts - 1.1%
Ally Financial, Inc. 4.75% 9/10/18	2,020,000	2,010,971
Barclays Bank PLC 7.625% 11/21/22	1,900,000	1,885,750
Synovus Financial Corp.:
5.125% 6/15/17	200,000	202,500
7.875% 2/15/19	415,000	465,838
		4,565,059
Broadcasting - 1.6%
AMC Networks, Inc. 4.75% 12/15/22	2,195,000	2,052,325
Clear Channel Communications, Inc. 5.5% 12/15/16	865,000	657,400
Sirius XM Radio, Inc.:
5.75% 8/1/21 (d)	1,000,000	995,000
5.875% 10/1/20 (d)	1,070,000	1,079,363
Starz LLC/Starz Finance Corp. 5% 9/15/19	1,540,000	1,524,600
		6,308,688
Building Materials - 2.7%
Building Materials Corp. of America:
6.75% 5/1/21 (d)	555,000	596,625
6.875% 8/15/18 (d)	1,155,000	1,234,406
Building Materials Holding Corp. 9% 9/15/18 (d)	1,310,000	1,336,200
HD Supply, Inc.:
7.5% 7/15/20 (d)	2,520,000	2,611,350
8.125% 4/15/19	175,000	194,250
Headwaters, Inc. 7.625% 4/1/19	760,000	798,000
Masco Corp. 5.95% 3/15/22	720,000	754,200
Texas Industries, Inc. 9.25% 8/15/20	2,425,000	2,667,500
USG Corp. 9.75% 1/15/18	500,000	578,750
		10,771,281
Nonconvertible Bonds - continued
	Principal Amount	Value
Cable TV - 3.7%
Cablevision Systems Corp. 7.75% 4/15/18	$ 795,000	$ 890,400
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.5% 4/30/21	2,690,000	2,730,350
7% 1/15/19	2,710,000	2,869,213
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (d)	1,235,000	1,259,700
Cogeco Cable, Inc. 4.875% 5/1/20 (d)	190,000	181,450
DISH DBS Corp. 4.25% 4/1/18	1,560,000	1,561,950
Harron Communications LP/Harron Finance Corp. 9.125% 4/1/20 (d)	710,000	781,000
Lynx I Corp. 5.375% 4/15/21 (d)	310,000	302,250
Lynx II Corp. 6.375% 4/15/23 (d)	200,000	199,000
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (d)	1,005,000	979,875
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.5% 1/15/23 (d)	605,000	573,238
7.5% 3/15/19 (d)	415,000	448,200
UPCB Finance V Ltd. 7.25% 11/15/21 (d)	595,000	648,550
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (d)	1,530,000	1,598,850
		15,024,026
Capital Goods - 0.6%
Amsted Industries, Inc. 8.125% 3/15/18 (d)	915,000	969,900
JB Poindexter & Co., Inc. 9% 4/1/22 (d)	1,515,000	1,590,750
		2,560,650
Chemicals - 2.9%
Ashland, Inc. 3.875% 4/15/18	830,000	819,625
Axiall Corp. 4.875% 5/15/23 (d)	500,000	473,750
Eagle Spinco, Inc. 4.625% 2/15/21 (d)	300,000	288,000
INEOS Finance PLC 8.375% 2/15/19 (d)	1,665,000	1,835,663
Kinove German Bondco GmbH 9.625% 6/15/18 (d)	1,304,000	1,440,920
LSB Industries, Inc. 7.75% 8/1/19 (d)	355,000	368,313
Nufarm Australia Ltd. 6.375% 10/15/19 (d)	855,000	850,725
Rockwood Specialties Group, Inc. 4.625% 10/15/20	1,670,000	1,678,350
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.75% 2/1/19 (d)	2,890,000	2,868,325
Tronox Finance LLC 6.375% 8/15/20	1,105,000	1,093,950
		11,717,621
Nonconvertible Bonds - continued
	Principal Amount	Value
Consumer Products - 0.3%
First Quality Finance Co., Inc. 4.625% 5/15/21 (d)	$ 1,130,000	$ 1,025,475
Containers - 2.9%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
7% 11/15/20 (d)	1,510,000	1,449,600
7.375% 10/15/17 (d)	200,000	213,750
Ball Corp. 4% 11/15/23	870,000	780,825
BOE Intermediate Holding Corp. 9.75% 11/1/17 pay-in-kind (d)	580,000	584,265
Crown Americas LLC/Crown Americas Capital Corp. IV 4.5% 1/15/23 (d)	3,150,000	2,882,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
7.875% 8/15/19	500,000	550,000
8.5% 5/15/18 (c)	1,995,000	2,084,775
9.875% 8/15/19	2,850,000	3,092,250
		11,637,715
Diversified Financial Services - 4.2%
Aircastle Ltd.:
6.25% 12/1/19	640,000	676,800
9.75% 8/1/18	915,000	1,011,075
CIT Group, Inc.:
5% 8/1/23	1,045,000	1,011,738
5.375% 5/15/20	835,000	864,225
5.5% 2/15/19 (d)	1,280,000	1,344,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6% 8/1/20 (d)	2,040,000	2,040,000
7.75% 1/15/16	1,875,000	1,935,938
8% 1/15/18	1,870,000	1,958,825
ILFC E-Capital Trust II 6.25% 12/21/65 (d)(g)	580,000	527,800
International Lease Finance Corp.:
3.875% 4/15/18	910,000	879,288
5.875% 4/1/19	1,140,000	1,186,872
6.25% 5/15/19	900,000	945,000
Nielsen Co. S.a.r.l. (Luxembourg) 5.5% 10/1/21 (d)	1,070,000	1,072,675
SLM Corp.:
5.5% 1/15/19	655,000	648,619
8% 3/25/20	460,000	496,800
8.45% 6/15/18	460,000	518,650
		17,118,305
Nonconvertible Bonds - continued
	Principal Amount	Value
Diversified Media - 1.4%
Clear Channel Worldwide Holdings, Inc.:
6.5% 11/15/22	$ 925,000	$ 938,875
6.5% 11/15/22	1,820,000	1,856,400
MDC Partners, Inc. 6.75% 4/1/20 (d)	320,000	324,000
Nielsen Finance LLC/Nielsen Finance Co. 4.5% 10/1/20	910,000	875,875
Quebecor Media, Inc. 5.75% 1/15/23	1,950,000	1,837,875
		5,833,025
Electric Utilities - 5.7%
Atlantic Power Corp. 9% 11/15/18	2,830,000	2,844,150
Dolphin Subsidiary II, Inc. 6.5% 10/15/16	1,810,000	1,918,600
GenOn Energy, Inc.:
9.5% 10/15/18	1,060,000	1,192,500
9.875% 10/15/20	460,000	507,150
Mirant Americas Generation LLC:
8.5% 10/1/21	2,710,000	2,872,600
9.125% 5/1/31	3,730,000	3,916,500
NSG Holdings II, LLC 7.75% 12/15/25 (d)	4,815,000	5,055,750
Otter Tail Corp. 9% 12/15/16	1,115,000	1,297,581
Puget Energy, Inc.:
5.625% 7/15/22	440,000	466,830
6.5% 12/15/20	510,000	570,417
The AES Corp.:
4.875% 5/15/23	475,000	444,125
7.375% 7/1/21	2,060,000	2,266,000
		23,352,203
Energy - 12.7%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	765,000	719,100
Antero Resources Finance Corp. 7.25% 8/1/19	780,000	822,900
Approach Resources, Inc. 7% 6/15/21	1,195,000	1,195,000
Chesapeake Energy Corp.:
5.375% 6/15/21	685,000	683,288
6.125% 2/15/21	3,795,000	3,937,313
6.875% 11/15/20	490,000	529,200
Chesapeake Midstream Partners LP/CHKM Finance Corp.:
5.875% 4/15/21	290,000	297,975
6.125% 7/15/22	705,000	724,388
Chesapeake Oilfield Operating LLC 6.625% 11/15/19 (c)	2,610,000	2,655,675
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
Crestwood Midstream Partners LP/Finance Corp. 7.75% 4/1/19	$ 590,000	$ 619,500
Denbury Resources, Inc.:
4.625% 7/15/23	820,000	750,300
6.375% 8/15/21	1,285,000	1,365,313
Edgen Murray Corp. 8.75% 11/1/20 (d)	470,000	477,050
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (d)	1,670,000	1,653,300
Energy Partners Ltd. 8.25% 2/15/18	810,000	854,550
Energy Transfer Equity LP 7.5% 10/15/20	1,425,000	1,524,750
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 9/1/22	990,000	1,074,150
Everest Acquisition LLC/Everest Acquisition Finance, Inc.:
6.875% 5/1/19	1,370,000	1,462,475
9.375% 5/1/20	1,915,000	2,154,375
Expro Finance Luxembourg SCA 8.5% 12/15/16 (d)	1,622,000	1,701,073
Forbes Energy Services Ltd. 9% 6/15/19	1,770,000	1,778,850
Forest Oil Corp.:
7.25% 6/15/19	540,000	540,000
7.5% 9/15/20	1,515,000	1,507,425
Gibson Energy, Inc. 6.75% 7/15/21 (d)	1,015,000	1,047,988
Hornbeck Offshore Services, Inc.:
5% 3/1/21	660,000	631,950
5.875% 4/1/20	330,000	333,300
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20 (d)	1,160,000	1,160,000
Offshore Group Investment Ltd.:
7.125% 4/1/23	505,000	492,375
7.5% 11/1/19	1,985,000	2,089,213
Oil States International, Inc. 6.5% 6/1/19	1,480,000	1,568,800
Pacific Drilling SA 5.375% 6/1/20 (d)	1,600,000	1,560,000
Petroleum Geo-Services ASA 7.375% 12/15/18 (d)	1,345,000	1,459,325
Precision Drilling Corp.:
6.5% 12/15/21	125,000	130,625
6.625% 11/15/20	1,630,000	1,723,725
Samson Investment Co. 10.25% 2/15/20 (d)	2,980,000	3,158,800
SemGroup Corp. 7.5% 6/15/21 (d)	1,655,000	1,688,100
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23 (d)	645,000	583,725
5.25% 5/1/23 (d)	690,000	676,200
6.375% 8/1/22	244,000	253,760
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
Targa Resources Partners LP/Targa Resources Partners Finance Corp.: - continued
6.875% 2/1/21	$ 455,000	$ 485,713
7.875% 10/15/18	1,360,000	1,468,800
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.125% 10/15/21	245,000	246,225
Western Refining, Inc. 6.25% 4/1/21	600,000	588,000
Whiting Petroleum Corp. 5% 3/15/19	1,370,000	1,373,425
		51,747,999
Entertainment/Film - 0.5%
Cinemark U.S.A., Inc. 4.875% 6/1/23	430,000	395,600
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (d)	870,000	887,400
Regal Entertainment Group 5.75% 6/15/23	770,000	725,725
		2,008,725
Environmental - 1.5%
ADS Waste Holdings, Inc. 8.25% 10/1/20 (d)	1,410,000	1,487,550
Clean Harbors, Inc. 5.125% 6/1/21	2,300,000	2,222,375
Covanta Holding Corp. 7.25% 12/1/20	1,235,000	1,324,291
Tervita Corp.:
8% 11/15/18 (d)	415,000	416,556
9.75% 11/1/19 (d)	550,000	503,250
		5,954,022
Food & Drug Retail - 3.4%
ESAL GmbH 6.25% 2/5/23 (d)	2,560,000	2,259,200
Hawk Acquisition Sub, Inc. 4.25% 10/15/20 (d)	1,315,000	1,254,181
Rite Aid Corp.:
6.75% 6/15/21 (d)	1,720,000	1,786,650
9.25% 3/15/20	7,670,000	8,705,421
		14,005,452
Food/Beverage/Tobacco - 1.1%
Barry Callebaut Services NV 5.5% 6/15/23 (d)	1,230,000	1,235,363
BI-LO LLC/BI-LO Finance Corp. 8.625% 9/15/18 pay-in-kind (d)(g)	395,000	400,925
DS Waters of America, Inc. 10% 9/1/21 (d)	430,000	442,900
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
7.25% 6/1/21 (d)	870,000	861,300
8.25% 2/1/20 (d)	1,410,000	1,484,025
		4,424,513
Nonconvertible Bonds - continued
	Principal Amount	Value
Gaming - 2.7%
Ameristar Casinos, Inc. 7.5% 4/15/21	$ 1,480,000	$ 1,609,500
MCE Finance Ltd. 5% 2/15/21 (d)	1,260,000	1,209,600
MGM Mirage, Inc.:
6.75% 10/1/20	1,600,000	1,680,000
8.625% 2/1/19	1,110,000	1,276,500
11.375% 3/1/18	1,145,000	1,457,013
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc.:
8% 10/1/20 (d)(f)	905,000	894,819
11% 10/1/21 (d)(f)	905,000	875,588
PNK Finance Corp. 6.375% 8/1/21 (d)	750,000	765,000
Seminole Hard Rock Entertainment, Inc. 5.875% 5/15/21 (d)	395,000	379,200
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375% 3/15/22	745,000	748,725
		10,895,945
Healthcare - 5.4%
Community Health Systems, Inc.:
5.125% 8/15/18	1,020,000	1,037,850
8% 11/15/19	1,810,000	1,898,238
DaVita, Inc. 5.75% 8/15/22	820,000	810,775
DJO Finance LLC/DJO Finance Corp.:
7.75% 4/15/18	595,000	589,050
8.75% 3/15/18	855,000	929,813
9.875% 4/15/18	255,000	270,300
Emergency Medical Services Corp. 8.125% 6/1/19	980,000	1,058,400
HCA, Inc.:
7.875% 2/15/20	340,000	366,563
8% 10/1/18	760,000	874,000
HealthSouth Corp. 7.25% 10/1/18	3,125,000	3,367,188
Legend Acquisition Sub, Inc. 10.75% 8/15/20 (d)	840,000	672,000
MPT Operating Partnership LP/MPT Finance Corp. 6.875% 5/1/21	1,130,000	1,189,325
Omega Healthcare Investors, Inc.:
6.75% 10/15/22	70,000	75,250
7.5% 2/15/20	270,000	293,625
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18	1,854,000	1,993,050
Tenet Healthcare Corp.:
6% 10/1/20 (d)	415,000	424,338
8.125% 4/1/22 (d)	915,000	955,031
Nonconvertible Bonds - continued
	Principal Amount	Value
Healthcare - continued
Valeant Pharmaceuticals International 6.875% 12/1/18 (d)	$ 2,275,000	$ 2,405,813
VPI Escrow Corp. 6.375% 10/15/20 (d)	1,190,000	1,237,600
VPII Escrow Corp. 6.75% 8/15/18 (d)	1,245,000	1,332,150
		21,780,359
Homebuilders/Real Estate - 2.7%
CB Richard Ellis Services, Inc. 6.625% 10/15/20	1,344,000	1,434,720
D.R. Horton, Inc.:
3.625% 2/15/18	1,330,000	1,310,050
4.375% 9/15/22	610,000	555,100
Howard Hughes Corp. 6.875% 10/1/21 (d)	810,000	815,063
Lennar Corp.:
4.125% 12/1/18	1,330,000	1,270,150
6.95% 6/1/18	1,160,000	1,278,900
Standard Pacific Corp. 8.375% 5/15/18	2,750,000	3,107,500
Toll Brothers Finance Corp. 4.375% 4/15/23	1,095,000	1,004,663
		10,776,146
Hotels - 0.2%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21 (d)(f)	785,000	786,963
Insurance - 0.1%
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (d)(f)	610,000	610,763
Leisure - 1.8%
Cedar Fair LP/Magnum Management Corp. 5.25% 3/15/21 (d)	595,000	568,225
NCL Corp. Ltd. 5% 2/15/18 (d)	2,590,000	2,583,525
Royal Caribbean Cruises Ltd.:
5.25% 11/15/22	1,955,000	1,896,350
7.25% 6/15/16	1,420,000	1,586,850
7.5% 10/15/27	530,000	559,150
		7,194,100
Metals/Mining - 3.0%
Alpha Natural Resources, Inc.:
6% 6/1/19	755,000	630,425
6.25% 6/1/21	75,000	61,500
Boart Longyear Management Pty Ltd.:
7% 4/1/21 (d)	2,305,000	1,705,700
10% 10/1/18 (d)	915,000	924,150
CONSOL Energy, Inc.:
8% 4/1/17	585,000	621,563
8.25% 4/1/20	800,000	858,000
Nonconvertible Bonds - continued
	Principal Amount	Value
Metals/Mining - continued
FMG Resources (August 2006) Pty Ltd.:
6.375% 2/1/16 (d)	$ 1,755,000	$ 1,794,488
7% 11/1/15 (d)	2,385,000	2,456,550
New Gold, Inc. 6.25% 11/15/22 (d)	1,650,000	1,604,625
Walter Energy, Inc.:
8.5% 4/15/21 (d)	1,410,000	1,177,350
9.5% 10/15/19 (d)	270,000	279,450
		12,113,801
Paper - 0.5%
Sappi Papier Holding GmbH:
6.625% 4/15/21 (d)	1,520,000	1,413,600
7.75% 7/15/17 (d)	745,000	774,800
		2,188,400
Publishing/Printing - 1.0%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21 (d)	2,095,000	2,220,700
R.R. Donnelley & Sons Co.:
7% 2/15/22	320,000	321,600
7.25% 5/15/18	675,000	745,875
8.25% 3/15/19	665,000	738,150
		4,026,325
Restaurants - 0.3%
Playa Resorts Holding BV 8% 8/15/20 (d)	1,060,000	1,118,300
Services - 3.4%
Air Lease Corp. 4.75% 3/1/20	140,000	137,550
APX Group, Inc.:
6.375% 12/1/19 (d)	1,945,000	1,838,025
8.75% 12/1/20 (d)	715,000	702,488
ARAMARK Corp. 5.75% 3/15/20 (d)	790,000	797,900
Audatex North America, Inc. 6% 6/15/21 (d)	1,050,000	1,071,000
Bankrate, Inc. 6.125% 8/15/18 (d)	1,085,000	1,082,288
FTI Consulting, Inc. 6.75% 10/1/20	3,130,000	3,309,975
Hertz Corp.:
4.25% 4/1/18 (d)	840,000	825,300
6.75% 4/15/19	1,135,000	1,200,263
The Geo Group, Inc. 5.875% 1/15/22 (d)(f)	1,280,000	1,264,000
TransUnion Holding Co., Inc. 8.125% 6/15/18 pay-in-kind	1,410,000	1,494,600
		13,723,389
Nonconvertible Bonds - continued
	Principal Amount	Value
Shipping - 0.8%
Aguila 3 SA 7.875% 1/31/18 (d)	$ 1,330,000	$ 1,389,850
Navios Maritime Holdings, Inc.:
8.125% 2/15/19	425,000	421,813
8.875% 11/1/17	1,340,000	1,400,300
Navios South American Logisitcs, Inc./Navios Logistics Finance U.S., Inc. 9.25% 4/15/19	110,000	118,250
		3,330,213
Steel - 1.6%
JMC Steel Group, Inc. 8.25% 3/15/18 (d)	2,750,000	2,688,125
Severstal Columbus LLC 10.25% 2/15/18	1,705,000	1,811,563
Steel Dynamics, Inc.:
5.25% 4/15/23 (d)	175,000	164,938
6.125% 8/15/19	1,930,000	2,012,025
		6,676,651
Super Retail - 1.4%
Best Buy Co., Inc. 5% 8/1/18	1,560,000	1,602,900
Claire's Stores, Inc. 7.75% 6/1/20 (d)	400,000	391,000
Netflix, Inc. 5.375% 2/1/21 (d)	2,235,000	2,218,238
The Bon-Ton Department Stores, Inc. 8% 6/15/21	1,650,000	1,542,750
		5,754,888
Technology - 7.8%
ADT Corp. 6.25% 10/15/21 (d)	415,000	421,225
BMC Software Finance, Inc. 8.125% 7/15/21 (d)	1,815,000	1,883,063
Brocade Communications Systems, Inc. 4.625% 1/15/23 (d)	1,130,000	1,042,425
Ceridian Corp. 11.25% 11/15/15	1,645,000	1,661,450
Compiler Finance Sub, Inc. 7% 5/1/21 (d)	1,185,000	1,167,225
First Data Corp.:
7.375% 6/15/19 (d)	550,000	578,875
8.25% 1/15/21 (d)	540,000	557,550
12.625% 1/15/21	1,730,000	1,903,000
Flextronics International Ltd. 4.625% 2/15/20	1,205,000	1,168,850
IAC/InterActiveCorp 4.75% 12/15/22	2,915,000	2,681,800
Lucent Technologies, Inc.:
6.45% 3/15/29	1,715,000	1,449,175
6.5% 1/15/28	865,000	722,275
NCR Corp. 4.625% 2/15/21	1,295,000	1,214,063
Nuance Communications, Inc. 5.375% 8/15/20 (d)	1,995,000	1,885,275
NXP BV/NXP Funding LLC:
3.75% 6/1/18 (d)	3,730,000	3,636,750
5.75% 2/15/21 (d)	1,060,000	1,075,900
Nonconvertible Bonds - continued
	Principal Amount	Value
Technology - continued
Sanmina-SCI Corp. 7% 5/15/19 (d)	$ 2,180,000	$ 2,294,450
Seagate HDD Cayman 4.75% 6/1/23 (d)	655,000	630,438
SoftBank Corp. 4.5% 4/15/20 (d)	1,005,000	965,805
Spansion LLC 7.875% 11/15/17	1,445,000	1,499,188
VeriSign, Inc. 4.625% 5/1/23 (d)	360,000	338,400
Viasystems, Inc. 7.875% 5/1/19 (d)	515,000	547,188
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19	1,095,000	1,188,075
13.375% 10/15/19	910,000	1,030,575
		31,543,020
Telecommunications - 7.4%
Alcatel-Lucent U.S.A., Inc. 8.875% 1/1/20 (d)	515,000	543,325
Altice Financing SA 7.875% 12/15/19 (d)	1,170,000	1,234,350
Altice Finco SA 9.875% 12/15/20 (d)	1,545,000	1,664,738
Digicel Group Ltd.:
6% 4/15/21 (d)	2,255,000	2,108,425
7% 2/15/20 (d)	200,000	198,250
8.25% 9/1/17 (d)	2,560,000	2,665,600
DigitalGlobe, Inc. 5.25% 2/1/21 (d)	2,280,000	2,177,400
Intelsat Jackson Holdings SA:
7.25% 4/1/19	1,590,000	1,701,300
7.5% 4/1/21	1,780,000	1,922,400
Intelsat Luxembourg SA 7.75% 6/1/21 (d)	2,335,000	2,416,725
MasTec, Inc. 4.875% 3/15/23	425,000	398,438
MetroPCS Wireless, Inc. 6.25% 4/1/21 (d)	660,000	663,300
NeuStar, Inc. 4.5% 1/15/23	975,000	875,063
NII Capital Corp. 7.625% 4/1/21	650,000	461,500
Sprint Capital Corp.:
6.875% 11/15/28	685,000	611,363
8.75% 3/15/32	685,000	696,131
Sprint Communications, Inc.:
7% 8/15/20	920,000	936,100
9% 11/15/18 (d)	345,000	404,513
Sprint Corp. 7.25% 9/15/21 (d)	960,000	969,600
T-Mobile U.S.A., Inc. 5.25% 9/1/18 (d)	340,000	345,950
Telesat Canada/Telesat LLC 6% 5/15/17 (d)	2,555,000	2,657,200
TW Telecom Holdings, Inc. 5.375% 10/1/22	840,000	802,200
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - continued
Wind Acquisition Finance SA 11.75% 7/15/17 (d)	$ 835,000	$ 887,188
Wind Acquisition Holdings Finance SA 12.25% 7/15/17 pay-in-kind (d)(g)	2,691,444	2,587,281
		29,928,340
Textiles & Apparel - 0.2%
The William Carter Co. 5.25% 8/15/21 (d)	1,015,000	1,015,000
TOTAL NONCONVERTIBLE BONDS (Cost $375,543,534)		382,421,020
Commercial Mortgage Securities - 0.1%

Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 0% 8/1/24 (d)(g) (Cost $173,163)	344,615	179,200
Common Stocks - 0.4%
	Shares
Telecommunications - 0.1%
CUI Acquisition Corp. Class E (a)(d)	0*	400,725
Textiles & Apparel - 0.3%
Arena Brands Holding Corp. Class B (a)(h)	144,445	1,155,560
TOTAL COMMON STOCKS (Cost $6,418,632)		1,556,285
Floating Rate Loans - 2.5%
	Principal Amount
Energy - 0.4%
Chesapeake Energy Corp. Tranche B, term loan 5.75% 12/2/17 (g)	$ 420,000	426,846
Fieldwood Energy, LLC:
Tranche 2LN, term loan 8.375% 9/25/20 (g)	1,360,000	1,360,000
Tranche B 1LN, term loan 3.875% 9/25/18 (g)	105,000	104,869
		1,891,715
Hotels - 0.3%
Hilton Worldwide Finance, LLC Tranche B, term loan 4% 9/23/20 (g)	1,100,000	1,097,250
Insurance - 0.5%
HUB International Ltd. Tranche B, term loan 4.75% 9/17/20 (g)	435,000	435,000
Floating Rate Loans - continued
	Principal Amount	Value
Insurance - continued
Stoneriver Group LP:
Tranche 2LN, term loan 8.5% 5/30/20 (g)	$ 525,000	$ 530,250
Tranche B 1LN, term loan 4.5% 11/30/19 (g)	1,042,388	1,033,319
		1,998,569
Metals/Mining - 0.6%
Alpha Natural Resources, Inc. Tranche B, term loan 3.5% 5/22/20 (g)	688,271	651,276
Oxbow Carbon LLC:
Tranche 2LN, term loan 8% 1/19/20 (g)	130,000	131,300
Tranche B 1LN, term loan 4.25% 7/19/19 (g)	34,563	34,563
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (g)	1,585,000	1,567,169
		2,384,308
Technology - 0.7%
BMC Software Finance, Inc. Tranche B, term loan 5% 9/10/20 (g)	565,000	563,588
Ceridian Corp. Tranche B, term loan 4.4293% 5/9/17 (g)	255,000	255,000
First Data Corp. term loan 4.1795% 3/24/18 (g)	1,995,000	1,980,038
		2,798,626
TOTAL FLOATING RATE LOANS (Cost $10,047,242)		10,170,468
Preferred Securities - 0.3%

Banks & Thrifts - 0.3%
JPMorgan Chase & Co. 6% (e)(g) (Cost $1,405,000)	1,405,000	1,331,630
Money Market Funds - 3.3%
	Shares
Fidelity Cash Central Fund, 0.10% (b) (Cost $13,510,595)	13,510,595	13,510,595
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $407,098,166)		409,169,198
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(3,151,388)
NET ASSETS - 100%		$ 406,017,810
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $166,277,227 or 41.0% of net assets.

(e) Security is perpetual in nature with no stated maturity date.
(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,155,560 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arena Brands Holding Corp. Class B A	6/18/97	$ 5,834,134
A Acquired as a result of an in-kind exchange and represents the original acquisition date and cost.
* Amount represents less than 1 share
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 27,238
Other Information

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,155,560	$ -	$ -	$ 1,155,560
Telecommunication Services	400,725	-	-	400,725
Corporate Bonds	382,421,020	-	382,421,020	-
Commercial Mortgage Securities	179,200	-	-	179,200
Floating Rate Loans	10,170,468	-	10,170,468	-
Preferred Securities	1,331,630	-	1,331,630	-
Money Market Funds	13,510,595	13,510,595	-	-
Total Investments in Securities:	$ 409,169,198	$ 13,510,595	$ 393,923,118	$ 1,735,485
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	78.0%
Luxembourg	5.1%
Canada	3.9%
Bermuda	2.3%
Netherlands	1.9%
Australia	1.8%
Cayman Islands	1.2%
Austria	1.1%
Liberia	1.0%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $393,587,571)	$ 395,658,603
Fidelity Central Funds (cost $13,510,595)	13,510,595
Total Investments (cost $407,098,166)		$ 409,169,198
Cash		143,333
Receivable for investments sold, regular delivery		321,132
Receivable for fund shares sold		37,701
Interest receivable		7,339,238
Distributions receivable from Fidelity Central Funds		1,033
Total assets		417,011,635

Liabilities
Payable for investments purchased Regular delivery	$ 6,179,139
Delayed delivery	4,485,000
Payable for fund shares redeemed	327,128
Distributions payable	264
Other payables and accrued expenses	2,294
Total liabilities		10,993,825

Net Assets		$ 406,017,810
Net Assets consist of:
Paid in capital		$ 403,946,778
Net unrealized appreciation (depreciation) on investments		2,071,032
Net Assets, for 4,004,115 shares outstanding		$ 406,017,810
Net Asset Value, offering price and redemption price per share ($406,017,810 ÷ 4,004,115 shares)		$ 101.40

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 129,020
Interest		29,662,514
Income from Fidelity Central Funds		27,238
Total income		29,818,772

Expenses
Custodian fees and expenses	$ 9,960
Independent directors' compensation	2,891
Total expenses before reductions	12,851
Expense reductions	(4,164)	8,687
Net investment income (loss)		29,810,085
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		27,157,035
Change in net unrealized appreciation (depreciation) on investment securities		(25,949,056)
Net gain (loss)		1,207,979
Net increase (decrease) in net assets resulting from operations		$ 31,018,064

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,810,085	$ 40,542,968
Net realized gain (loss)	27,157,035	1,928,537
Change in net unrealized appreciation (depreciation)	(25,949,056)	47,735,970
Net increase (decrease) in net assets resulting from operations	31,018,064	90,207,475
Distributions to partners from net investment income	(28,714,380)	(37,454,504)
Affiliated share transactions Proceeds from sales of shares	39,735,334	78,083,696
Reinvestment of distributions	28,704,798	37,451,004
Cost of shares redeemed	(202,170,821)	(128,892,478)
Net increase (decrease) in net assets resulting from share transactions	(133,730,689)	(13,357,778)
Total increase (decrease) in net assets	(131,427,005)	39,395,193

Net Assets
Beginning of period	537,444,815	498,049,622
End of period	$ 406,017,810	$ 537,444,815
Other Affiliated Information Shares
Sold	387,033	808,207
Issued in reinvestment of distributions	279,877	380,970
Redeemed	(1,961,316)	(1,334,953)
Net increase (decrease)	(1,294,406)	(145,776)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 101.43	$ 91.48	$ 96.05	$ 88.49	$ 85.51
Income from Investment Operations
Net investment income (loss) B	6.723	7.580	7.783	8.328	8.314
Net realized and unrealized gain (loss)	(.282) G	9.372	(5.177)	6.532	1.745
Total from investment operations	6.441	16.952	2.606	14.860	10.059
Distributions to partners from net investment income	(6.471)	(7.002)	(7.176)	(7.300)	(7.079)
Net asset value, end of period	$ 101.40	$ 101.43	$ 91.48	$ 96.05	$ 88.49
Total Return A	6.46%	19.03%	2.48%	17.45%	13.45%
Ratios to Average Net Assets C, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any E	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions E	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	6.54%	7.74%	7.94%	9.06%	10.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 406,018	$ 537,445	$ 498,050	$ 599,814	$ 508,385
Portfolio turnover rate D	87%	51%	69%	82%	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

1. Organization.

Fidelity High Income Central Fund 1 (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Directors (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, floating rate loans and preferred securities, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. For commercial mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2013, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4: 00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from other Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are declared daily and paid monthly from net investment income on a book basis, except for certain items such as market discount and term loan fee income which are deemed distributed based on allocations to the partners and are reclassified to paid in capital. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 13,904,982
Gross unrealized depreciation	(11,142,683)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,762,299

Tax Cost	$ 406,406,899

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $378,461,846 and $504,699,170, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

6. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $2,891.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,273.

Annual Report

Notes to Financial Statements - continued

7. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and Partners of Fidelity High Income Central Fund 1:

We have audited the accompanying statement of assets and liabilities of Fidelity High Income Central Fund 1 (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodians, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity High Income Central Fund 1 as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 14, 2013

Annual Report

Directors and Officers (Trustees and Officers)

The Trustees, Member of the Advisory Board, and executive officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Directors and Officers (Trustees and Officers) - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Directors and Officers (Trustees and Officers) - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2004 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2004 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity High Income Central Fund 1

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Directors, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR Co., Inc., and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity Management & Research Company (FMR) has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Annual Report

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by FMR or its affiliates and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Fidelity® International Equity
Central Fund

Annual Report

September 30, 2013

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

INTCEN-ANN-1113
1.859208.105

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity® International Equity Central Fund	22.15%	5.97%	-1.44%

A From December 10, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Equity Central Fund on December 10, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities overcame bouts of turbulence during the year ending September 30, 2013, to advance 16.61%, according to the MSCI® ACWI® (All Country World Index) ex USA Index. Among country components of the index, Japan (+32%) was one of the strongest performers, bolstered by aggressive monetary policies aimed at reviving the country's economy, healthy consumer spending and a solid environment for export trade amid a significant decline in the value of the yen. Signs of economic stabilization helped bolster stocks in the U.K. (+17%) and continental Europe (+29%), where countries such as the Netherlands (+36%), France (+32%), Switzerland (+32%) and Spain (+30%) benefited from improving investor and consumer confidence, fueled by ultra-low interest rates and easing austerity headwinds, as well as signs that the protracted recession in the region ended over the summer. Results across Asia-Pacific ex Japan (+12%) lagged the broader international market, as did Canada, which rose only 3%. Emerging-markets stocks eked out a roughly 1% gain and were by far the year's poorest performers, due in part to a stronger U.S. dollar versus several major local currencies. Stocks here recoiled amid concerns about declining share of global trade, rising tensions in the Middle East and indications that the U.S. Federal Reserve could soon begin to unwind its highly accommodative monetary policy, an important pillar of support.

Comments from Jeffrey Stevens and Paul Walsh, two Co-Portfolio Managers of Fidelity® International Equity Central Fund: For the year, the fund advanced 22.15%, lagging the 23.91% gain of the MSCI® EAFE® Index. Security selection in materials hurt the most versus the index, while stock selection in industrials helped. On a geographic basis, picks in the U.K., Australia and Canada were detrimental, while those in Japan were additive. The fund's cash position hampered results amid a rising market. Among individual contributors, major laggards included three mining stocks: an out-of-benchmark stake in Canada's Goldcorp, and overweighted positions in U.K.-based Anglo American and Australia's Newcrest Mining, both of which were sold by period end. Each of these stocks was hurt by falling prices for precious metals. Bolstering relative results were two financials stocks, Belgium-based KBC Groupe, a holding company, and Japan's ORIX, a diversified financials conglomerate. Stocks of these firms were boosted in part by improving macroeconomic conditions in Europe and Japan, respectively.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio B	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period* April 1, 2013 to September 30, 2013
Actual	.0134%	$ 1,000.00	$ 1,111.00	$ .07
Hypothetical A		$ 1,000.00	$ 1,025.00	$ .07

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of September 30, 2013
United Kingdom 17.9%
Japan 17.6%
France 9.7%
Germany 7.4%
Australia 6.9%
Switzerland 6.3%
United States of America* 6.2%
Italy 3.7%
Netherlands 3.7%
Other 20.6%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
As of March 31, 2013
United Kingdom 19.7%
Japan 16.3%
France 9.1%
Germany 7.4%
Australia 6.9%
Switzerland 6.2%
United States of America* 5.3%
Netherlands 2.9%
Spain 2.7%
Other 23.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
Asset Allocation as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	98.5	98.3
Short-Term Investments and Net Other Assets (Liabilities)	1.5	1.7
Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.2	2.2
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.9	1.6
Standard Chartered PLC (United Kingdom) (United Kingdom, Commercial Banks)	1.6	1.1
Nordea Bank AB (Sweden, Commercial Banks)	1.5	0.7
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.4	0.0
Sanofi SA (France, Pharmaceuticals)	1.4	2.0
Nestle SA (Switzerland, Food Products)	1.4	1.1
ORIX Corp. (Japan, Diversified Financial Services)	1.3	1.2
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.3	0.9
KBC Groupe SA (Belgium, Commercial Banks)	1.3	1.1
	15.3
Market Sectors as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.5	25.3
Industrials	12.2	12.7
Consumer Discretionary	11.4	10.7
Consumer Staples	11.2	10.7
Health Care	9.7	10.4
Materials	7.9	8.2
Energy	6.8	7.0
Telecommunication Services	5.4	4.8
Information Technology	4.4	4.0
Utilities	3.9	3.8

Annual Report

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
Australia - 6.9%
Australia & New Zealand Banking Group Ltd.	1,128,750	$ 32,411,675
BHP Billiton Ltd.	966,748	32,166,331
Caltex Australia Ltd.	295,443	5,096,191
CSL Ltd.	318,954	19,043,340
Iluka Resources Ltd.	939,293	10,042,013
OZ Minerals Ltd.	1,351,515	5,585,470
QBE Insurance Group Ltd.	732,610	10,026,239
Telstra Corp. Ltd.	1,917,370	8,889,911
Westfield Group unit	1,768,609	18,165,788
Westpac Banking Corp.	912,854	27,872,917
Woodside Petroleum Ltd.	280,839	10,037,017
TOTAL AUSTRALIA		179,336,892
Austria - 1.2%
Erste Group Bank AG	623,422	19,701,741
Voestalpine AG	236,700	11,318,162
TOTAL AUSTRIA		31,019,903
Bailiwick of Guernsey - 0.0%
Resolution Ltd.	235,461	1,211,415
Bailiwick of Jersey - 0.9%
UBM PLC	784,400	9,073,187
WPP PLC	724,500	14,888,516
TOTAL BAILIWICK OF JERSEY		23,961,703
Belgium - 3.3%
Anheuser-Busch InBev SA NV	348,316	34,552,152
KBC Ancora (a)	122,100	3,249,149
KBC Groupe SA	702,892	34,532,204
Melexis NV	87,700	2,343,238
Solvay SA Class A	68,000	10,197,513
TOTAL BELGIUM		84,874,256
Bermuda - 0.7%
Cheung Kong Infrastructure Holdings Ltd.	598,000	4,144,264
Oriental Watch Holdings Ltd.	6,224,000	2,054,364
Vostok Nafta Investment Ltd. SDR	1,741,879	11,248,071
TOTAL BERMUDA		17,446,699
Brazil - 0.6%
Arezzo Industria e Comercio SA	256,700	4,539,130
Common Stocks - continued
	Shares	Value
Brazil - continued
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	140,700	$ 5,395,845
Qualicorp SA (a)	739,600	6,757,614
TOTAL BRAZIL		16,692,589
British Virgin Islands - 0.0%
Luxoft Holding, Inc.	10,300	272,641
Canada - 0.5%
Goldcorp, Inc.	96,000	2,497,743
Suncor Energy, Inc.	281,300	10,058,035
TOTAL CANADA		12,555,778
Cayman Islands - 0.2%
Value Partners Group Ltd.	10,538,000	6,372,338
China - 0.4%
Industrial & Commercial Bank of China Ltd. (H Shares)	8,983,000	6,265,943
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	3,112,000	3,053,459
TOTAL CHINA		9,319,402
Denmark - 0.3%
Carlsberg A/S Series B	83,800	8,633,691
Finland - 0.9%
Amer Group PLC (A Shares)	435,100	8,829,375
Sampo Oyj (A Shares)	312,500	13,427,036
TOTAL FINLAND		22,256,411
France - 9.7%
Alstom SA	284,451	10,132,298
Arkema SA	91,900	10,238,321
Atos Origin SA	73,064	5,706,301
Carrefour SA	439,292	15,080,266
Christian Dior SA	101,900	19,982,142
Danone SA	57,700	4,343,228
Dassault Systemes SA	49,745	6,640,920
EDF SA	206,600	6,534,682
Eutelsat Communications	186,400	5,893,242
GDF Suez	283,400	7,119,695
Groupe FNAC SA (a)	9,962	265,903
Ipsos SA	238,302	8,955,907
Kering SA	79,200	17,748,688
Lafarge SA (Bearer)	155,800	10,852,755
Parrot SA (a)	98,168	3,127,595
Common Stocks - continued
	Shares	Value
France - continued
Remy Cointreau SA (d)	139,319	$ 14,846,389
Sanofi SA	365,884	37,055,594
Sodexo SA	95,500	8,910,729
Suez Environnement SA	289,921	4,702,713
Technip SA	76,300	8,958,677
Total SA sponsored ADR (d)	493,100	28,560,352
VINCI SA	266,994	15,520,886
TOTAL FRANCE		251,177,283
Germany - 6.4%
adidas AG	94,400	10,239,711
BASF AG	291,336	27,944,094
Beiersdorf AG	87,000	7,725,693
Daimler AG (Germany)	334,828	26,100,250
Deutsche Boerse AG	121,700	9,155,733
E.ON AG	495,936	8,822,690
GEA Group AG	272,190	11,177,690
HeidelbergCement Finance AG	139,300	10,743,649
Hugo Boss AG	56,400	7,295,877
Infineon Technologies AG	468,200	4,684,025
SAP AG	153,690	11,366,152
Siemens AG	248,891	30,015,830
TOTAL GERMANY		165,271,394
Hong Kong - 1.7%
AIA Group Ltd.	4,040,200	18,987,518
Hysan Development Co. Ltd.	1,382,000	6,156,358
Sun Hung Kai Properties Ltd.	755,503	10,276,766
Wing Hang Bank Ltd.	642,377	9,740,138
TOTAL HONG KONG		45,160,780
India - 0.7%
Apollo Hospitals Enterprise Ltd.	240,862	3,577,526
Axis Bank Ltd.	161,550	2,601,345
Housing Development Finance Corp. Ltd.	547,667	6,687,242
Punjab National Bank	775,880	5,903,288
TOTAL INDIA		18,769,401
Ireland - 0.6%
Prothena Corp. PLC (a)	1	20
Ryanair Holdings PLC sponsored ADR	288,500	14,349,990
TOTAL IRELAND		14,350,010
Common Stocks - continued
	Shares	Value
Israel - 0.7%
Bezeq The Israeli Telecommunication Corp. Ltd.	2,936,900	$ 5,400,352
Israel Chemicals Ltd.	844,400	7,126,021
Kamada (a)	210,900	3,216,718
NICE Systems Ltd. sponsored ADR	87,400	3,615,738
TOTAL ISRAEL		19,358,829
Italy - 3.7%
Autogrill SpA (a)	578,500	10,166,282
Azimut Holding SpA	520,200	11,886,381
De Longhi SpA	521,800	7,983,923
ENI SpA	854,500	19,643,396
Moleskine SpA	1,482,666	3,690,717
Pirelli & C SpA	690,800	8,995,032
Prada SpA	837,100	8,110,995
Prysmian SpA	715,400	17,517,703
Telecom Italia SpA	8,936,400	7,352,772
TOTAL ITALY		95,347,201
Japan - 17.6%
AEON Mall Co. Ltd.	399,740	11,899,103
ASAHI INTECC Co. Ltd.	73,600	4,829,437
Astellas Pharma, Inc.	366,300	18,710,607
Canon, Inc.	134,300	4,300,196
Credit Saison Co. Ltd.	304,000	8,278,390
Daikin Industries Ltd. (d)	272,000	14,517,669
Daito Trust Construction Co. Ltd.	87,000	8,706,373
East Japan Railway Co.	187,800	16,185,494
Hirose Electric Co. Ltd.	42,100	6,480,457
Hitachi Ltd.	1,796,000	11,900,738
Honda Motor Co. Ltd.	494,200	18,889,710
INPEX Corp.	624,000	7,374,807
Japan Tobacco, Inc.	848,100	30,573,812
JSR Corp.	430,900	8,017,221
Kansai Electric Power Co., Inc. (a)	194,800	2,505,924
Keyence Corp.	19,100	7,267,430
Lasertec Corp.	220,000	2,195,625
Leopalace21 Corp. (a)	374,800	2,764,404
Mitsubishi Electric Corp.	1,074,000	11,332,748
Mitsubishi UFJ Financial Group, Inc.	1,012,100	6,491,971
Murata Manufacturing Co. Ltd.	112,000	8,579,666
Nippon Telegraph & Telephone Corp.	189,000	9,837,577
Nissan Motor Co. Ltd.	1,076,700	10,866,842
Common Stocks - continued
	Shares	Value
Japan - continued
Nitto Denko Corp. (d)	158,300	$ 10,323,340
Nomura Holdings, Inc.	2,182,700	17,072,465
Nomura Real Estate Holdings, Inc.	305,100	7,532,899
NSK Ltd.	815,000	8,360,106
NTT Urban Development Co.	622,100	8,201,990
Omron Corp.	94,100	3,408,662
ORIX Corp.	2,125,700	34,750,786
Osaka Gas Co. Ltd.	1,166,000	4,970,536
Rakuten, Inc.	745,900	11,322,414
Seven & i Holdings Co., Ltd.	280,900	10,297,791
Ship Healthcare Holdings, Inc.	115,200	4,493,529
SoftBank Corp.	282,400	19,611,975
Sumitomo Realty & Development Co. Ltd.	296,000	14,108,078
Taiheiyo Cement Corp.	2,602,000	11,378,190
Tokio Marine Holdings, Inc.	467,700	15,333,563
Tokyo Gas Co. Ltd.	1,135,000	6,225,384
Toshiba Plant Systems & Services Corp.	393,000	6,528,315
Totetsu Kogyo Co. Ltd.	396,100	8,894,624
Toyota Motor Corp.	344,200	22,076,143
Tsukui Corp.	21,500	262,666
TOTAL JAPAN		457,659,657
Korea (South) - 0.3%
Samchully Co. Ltd.	20,839	2,695,708
Samsung Electronics Co. Ltd.	3,554	4,521,340
TOTAL KOREA (SOUTH)		7,217,048
Luxembourg - 0.5%
AZ Electronic Materials SA	549,500	2,624,277
Eurofins Scientific SA	36,500	9,199,312
TOTAL LUXEMBOURG		11,823,589
Netherlands - 3.7%
AerCap Holdings NV (a)	334,000	6,499,640
ASML Holding NV (Netherlands)	137,311	13,562,898
Delta Lloyd NV	905,462	19,268,531
European Aeronautic Defence and Space Co. (EADS) NV	241,600	15,392,933
Exact Holdings NV	53,473	1,347,712
Fugro NV (Certificaten Van Aandelen)	69,888	4,263,168
Koninklijke Philips Electronics NV	760,400	24,531,285
Randstad Holding NV	176,400	9,937,084
TOTAL NETHERLANDS		94,803,251
Common Stocks - continued
	Shares	Value
New Zealand - 0.2%
Telecom Corp. of New Zealand Ltd.	2,724,160	$ 5,260,431
Norway - 1.2%
DNB ASA	1,673,800	25,413,535
Telenor ASA	279,800	6,393,301
TOTAL NORWAY		31,806,836
Philippines - 0.1%
Manila Water Co., Inc.	3,084,800	2,004,499
Portugal - 0.2%
Energias de Portugal SA	1,273,174	4,650,516
Russia - 0.3%
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	582,300	7,016,715
Singapore - 0.4%
Singapore Telecommunications Ltd.	3,438,000	10,221,785
South Africa - 0.3%
Naspers Ltd. Class N	79,700	7,370,003
Spain - 1.6%
Gas Natural SDG SA	223,900	4,673,795
Grifols SA ADR	396,587	12,008,654
Iberdrola SA	1,403,370	8,154,268
Telefonica SA	1,156,170	17,973,949
Telefonica SA sponsored ADR (a)	23	356
TOTAL SPAIN		42,811,022
Sweden - 2.8%
Boliden AB	451,500	6,765,440
East Capital Explorer AB (a)	635,000	4,614,266
Hexagon AB (B Shares)	137,600	4,149,389
Nordea Bank AB	3,162,800	38,140,414
Orexo AB (a)(d)	75,300	1,520,248
Svenska Handelsbanken AB (A Shares)	317,000	13,559,572
Telefonaktiebolaget LM Ericsson (B Shares)	394,699	5,256,895
TOTAL SWEDEN		74,006,224
Switzerland - 6.3%
Compagnie Financiere Richemont SA Series A	169,286	16,959,486
Nestle SA	520,448	36,292,983
Roche Holding AG:
(Bearer)	3,930	1,055,996
(participation certificate)	216,591	58,413,829
Common Stocks - continued
	Shares	Value
Switzerland - continued
Syngenta AG (Switzerland)	40,164	$ 16,415,308
Transocean Ltd. (United States)	157,300	6,999,850
UBS AG	1,368,755	28,053,234
TOTAL SWITZERLAND		164,190,686
United Kingdom - 17.9%
Aggreko PLC	297,000	7,712,245
Antofagasta PLC	680,800	9,021,074
Barclays PLC	5,965,210	25,493,370
Barclays PLC rights 10/1/13 (a)	1,033,034	1,350,446
BG Group PLC	445,316	8,510,485
BP PLC	3,016,537	21,148,463
British American Tobacco PLC (United Kingdom)	544,800	28,672,433
Britvic PLC	533,000	4,939,952
Bunzl PLC	529,796	11,475,849
Centrica PLC	1,664,866	9,964,345
Diageo PLC	336,986	10,711,918
Ensco PLC Class A	89,800	4,826,750
Fresnillo PLC	348,200	5,484,811
GlaxoSmithKline PLC	1,497,100	37,641,205
Hikma Pharmaceuticals PLC	194,902	3,281,479
Meggitt PLC	2,172,100	19,305,106
National Grid PLC	1,047,300	12,371,340
Prudential PLC	1,545,794	28,758,264
Reckitt Benckiser Group PLC	179,917	13,165,297
Rolls-Royce Group PLC	1,367,770	24,622,825
Royal Dutch Shell PLC Class A (United Kingdom)	851,868	28,082,285
SABMiller PLC	303,100	15,424,796
Scottish & Southern Energy PLC	289,400	6,905,832
St. Modwen Properties PLC	2,184,600	10,751,413
Standard Chartered PLC (United Kingdom)	1,696,882	40,684,288
The Weir Group PLC	219,930	8,295,841
Unilever PLC	173,899	6,761,241
Unite Group PLC	1,900,100	12,147,408
Vodafone Group PLC	13,724,636	48,171,069
TOTAL UNITED KINGDOM		465,681,830
United States of America - 4.6%
AbbVie, Inc.	408,900	18,290,097
Accuray, Inc. (a)(d)	1,514,400	11,191,416
Anadarko Petroleum Corp.	77,900	7,243,921
Beam, Inc.	63,975	4,135,984
Common Stocks - continued
	Shares	Value
United States of America - continued
Cameron International Corp. (a)	57,600	$ 3,362,112
Coach, Inc.	83,200	4,536,896
InvenSense, Inc. (a)	207,600	3,657,912
Lorillard, Inc.	598,300	26,791,874
Monster Beverage Corp. (a)	114,700	5,993,075
Perrigo Co.	56,700	6,995,646
Philip Morris International, Inc.	39,900	3,454,941
Textron, Inc.	234,900	6,485,589
United Technologies Corp.	136,700	14,738,994
Universal Display Corp. (a)(d)	86,300	2,764,189
TOTAL UNITED STATES OF AMERICA		119,642,646
TOTAL COMMON STOCKS (Cost $2,171,468,611)		2,529,555,354
Nonconvertible Preferred Stocks - 1.0%

Germany - 1.0%
Sartorius AG (non-vtg.)	28,200	3,149,695
Volkswagen AG	92,800	21,876,126
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $19,201,576)		25,025,821
Government Obligations - 0.0%
Principal Amount
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.01% 12/12/13 (e) (Cost $174,997)	$ 175,000	174,997
Money Market Funds - 3.7%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	29,194,537	$ 29,194,537
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	67,360,086	67,360,086
TOTAL MONEY MARKET FUNDS (Cost $96,554,623)		96,554,623
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $2,287,399,807)		2,651,310,795
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(55,433,156)
NET ASSETS - 100%		$ 2,595,877,639
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
31 NYSE E-mini MSCI EAFE Index Contracts	Dec. 2013	$ 2,813,560	$ (23,594)

The face value of futures purchased as a percentage of net assets is 0.1%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $174,997.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 60,916
Fidelity Securities Lending Cash Central Fund	1,260,144
Total	$ 1,321,060
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 293,930,873	$ 215,887,248	$ 78,043,625	$ -
Consumer Staples	287,793,361	129,931,031	157,862,330	-
Energy	174,165,509	97,916,558	76,248,951	-
Financials	656,270,763	432,922,585	223,348,178	-
Health Care	263,748,087	160,755,049	102,993,038	-
Industrials	317,221,461	196,855,390	120,366,071	-
Information Technology	117,149,719	42,831,000	74,318,719	-
Materials	208,741,733	130,441,343	78,300,390	-
Telecommunication Services	139,113,478	36,166,136	102,947,342	-
Utilities	96,446,191	70,373,007	26,073,184	-
Government Obligations	174,997	-	174,997	-
Money Market Funds	96,554,623	96,554,623	-	-
Total Investments in Securities:	$ 2,651,310,795	$ 1,610,633,970	$ 1,040,676,825	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (23,594)	$ (23,594)	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 106,679,813
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (23,594)
Total Value of Derivatives	$ -	$ (23,594)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $64,621,329) - See accompanying schedule: Unaffiliated issuers (cost $2,190,845,184)	$ 2,554,756,172
Fidelity Central Funds (cost $96,554,623)	96,554,623
Total Investments (cost $2,287,399,807)		$ 2,651,310,795
Foreign currency held at value (cost $22)		22
Receivable for investments sold		10,162,653
Receivable for fund shares sold		260,418
Dividends receivable		10,483,373
Distributions receivable from Fidelity Central Funds		35,767
Total assets		2,672,253,028

Liabilities
Payable to custodian bank	$ 1,183,296
Payable for investments purchased	5,699,596
Payable for fund shares redeemed	2,035,894
Payable for daily variation margin for derivative instruments	20,770
Other payables and accrued expenses	75,747
Collateral on securities loaned, at value	67,360,086
Total liabilities		76,375,389

Net Assets		$ 2,595,877,639
Net Assets consist of:
Paid in capital		$ 2,231,707,264
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		364,170,375
Net Assets, for 33,256,667 shares outstanding		$ 2,595,877,639
Net Asset Value, offering price and redemption price per share ($2,595,877,639 ÷ 33,256,667 shares)		$ 78.06

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 55,053,170
Interest		7,895
Income from Fidelity Central Funds		1,321,060
Income before foreign taxes withheld		56,382,125
Less foreign taxes withheld		(4,083,206)
Total income		52,298,919

Expenses
Custodian fees and expenses	$ 245,087
Independent directors' compensation	10,381
Total expenses before reductions	255,468
Expense reductions	(10,381)	245,087
Net investment income (loss)		52,053,832
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	90,106,903
Foreign currency transactions	(921,118)
Futures contracts	(864,779)
Total net realized gain (loss)		88,321,006
Change in net unrealized appreciation (depreciation) on: Investment securities	259,163,871
Assets and liabilities in foreign currencies	217,715
Futures contracts	834
Total change in net unrealized appreciation (depreciation)		259,382,420
Net gain (loss)		347,703,426
Net increase (decrease) in net assets resulting from operations		$ 399,757,258

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 52,053,832	$ 49,560,460
Net realized gain (loss)	88,321,006	(138,459,388)
Change in net unrealized appreciation (depreciation)	259,382,420	317,593,648
Net increase (decrease) in net assets resulting from operations	399,757,258	228,694,720
Distributions to partners from net investment income	(47,443,418)	(46,280,473)
Affiliated share transactions Proceeds from sales of shares	979,019,652	219,256,627
Reinvestment of distributions	47,443,024	46,280,063
Cost of shares redeemed	(131,854,409)	(583,628,542)
Net increase (decrease) in net assets resulting from share transactions	894,608,267	(318,091,852)
Total increase (decrease) in net assets	1,246,922,107	(135,677,605)

Net Assets
Beginning of period	1,348,955,532	1,484,633,137
End of period	$ 2,595,877,639	$ 1,348,955,532
Other Affiliated Information Shares
Sold	13,895,475	3,512,477
Issued in reinvestment of distributions	652,085	744,355
Redeemed	(1,855,318)	(9,356,962)
Net increase (decrease)	12,692,242	(5,100,130)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 65.60	$ 57.85	$ 66.23	$ 65.05	$ 67.12
Income from Investment Operations
Net investment income (loss) B	2.04	2.08	2.18	1.64	1.66
Net realized and unrealized gain (loss)	12.32	7.65	(8.56)	.99	(2.15)
Total from investment operations	14.36	9.73	(6.38)	2.63	(.49)
Distributions to partners from net investment income	(1.90)	(1.98)	(2.00)	(1.45)	(1.58)
Net asset value, end of period	$ 78.06	$ 65.60	$ 57.85	$ 66.23	$ 65.05
Total Return A	22.15%	17.06%	(10.20)%	4.21%	(.12)%
Ratios to Average Net Assets C, E
Expenses before reductions	.01%	.02%	.02%	.03%	.03%
Expenses net of fee waivers, if any	.01%	.02%	.02%	.03%	.03%
Expenses net of all reductions	.01%	.02%	.02%	.03%	.03%
Net investment income (loss)	2.83%	3.32%	3.10%	2.57%	3.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,595,878	$ 1,348,956	$ 1,484,633	$ 1,681,422	$ 641,051
Portfolio turnover rate D	69%	82%	117%	90%	96%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

1. Organization.

Fidelity International Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Directors (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from other Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Partners - continued

tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 393,040,467
Gross unrealized depreciation	(56,673,690)
Net unrealized appreciation (depreciation) on securities and other investments	$ 336,366,777

Tax Cost	$ 2,314,944,018

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the update's adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $(864,779) and a change in net unrealized appreciation (depreciation) of $834 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,137,352,654 and $1,256,852,945, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,769 for the period.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are

Annual Report

7. Security Lending - continued

disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,260,144. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $10,381.

9. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and Partners of Fidelity International Equity Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Equity Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2010 and all prior periods presented were audited by other auditors whose report dated November 24, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Equity Central Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 8, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2004 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2004 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Directors, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR Co., Inc., and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity Management & Research Company (FMR) has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Annual Report

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by FMR or its affiliates and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Item 2. Code of Ethics

As of the end of the period, September 30, 2013, Fidelity Central Investment Portfolios LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Emerging Markets Equity Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Floating Rate Central Fund, Fidelity Health Care Central Fund, Fidelity High Income Central Fund 1, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity International Equity Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund and Fidelity Utilities Central Fund (the "Funds"):

Services Billed by Deloitte Entities

September 30, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Consumer Discretionary Central Fund	$38,000	$-	$8,200	$500
Fidelity Consumer Staples Central Fund	$39,000	$-	$8,200	$500
Fidelity Emerging Markets Equity Central Fund	$43,000	$-	$6,900	$500
Fidelity Energy Central Fund	$42,000	$-	$9,300	$500
Fidelity Financials Central Fund	$43,000	$-	$9,400	$500
Fidelity Floating Rate Central Fund	$152,000	$-	$8,700	$500
Fidelity Health Care Central Fund	$39,000	$-	$8,200	$500
Fidelity High Income Central Fund 1	$55,000	$-	$8,700	$500
Fidelity Industrials Central Fund	$40,000	$-	$8,200	$500
Fidelity Information Technology Central Fund	$41,000	$-	$8,200	$500
Fidelity International Equity Central Fund	$49,000	$-	$6,900	$500
Fidelity Materials Central Fund	$39,000	$-	$8,400	$500
Fidelity Telecom Services Central Fund	$39,000	$-	$8,200	$500
Fidelity Utilities Central Fund	$38,000	$-	$8,400	$500

September 30, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Consumer Discretionary Central Fund	$39,000	$-	$8,200	$400
Fidelity Consumer Staples Central Fund	$40,000	$-	$8,200	$400
Fidelity Emerging Markets Equity Central Fund	$41,000	$-	$6,800	$400
Fidelity Energy Central Fund	$43,000	$-	$9,100	$400
Fidelity Financials Central Fund	$42,000	$-	$8,900	$400
Fidelity Floating Rate Central Fund	$177,000	$-	$8,700	$400
Fidelity Health Care Central Fund	$40,000	$-	$8,200	$400
Fidelity High Income Central Fund 1	$54,000	$-	$8,700	$400
Fidelity Industrials Central Fund	$42,000	$-	$8,200	$400
Fidelity Information Technology Central Fund	$40,000	$-	$8,200	$400
Fidelity International Equity Central Fund	$47,000	$-	$6,800	$400
Fidelity Materials Central Fund	$40,000	$-	$8,200	$400
Fidelity Telecom Services Central Fund	$40,000	$-	$8,200	$400
Fidelity Utilities Central Fund	$39,000	$-	$8,200	$400

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	September 30, 2013A	September 30, 2012A
Audit-Related Fees	$1,115,000	$615,000
Tax Fees	$-	$-
All Other Fees	$705,000	$1,130,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	September 30, 2013 A	September 30, 2012 A
Deloitte Entities	$2,055,000	$1,905,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios LLC

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 26, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	November 26, 2013